As filed with the SEC on September 23, 2022
                                                                                                                                                                                                                                                                                                                    Registration No. 333-__________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

/  / Pre-Effective Amendment No. ___ /   / Post-Effective Amendment No. ___

HENNESSY FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

7250 Redwood Blvd.,
Suite 200,
Novato, California 94945
(Address of Registrant’s Principal Executive Offices)

(800) 966-4354
(Registrant’s Telephone Number, Including Area Code)

Teresa M. Nilsen
Hennessy Advisors, Inc.
7250 Redwood Blvd
Suite 200
Novato, California 94945
(Name and Address of Agent for Service)

Copy to:

Peter D. Fetzer
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this Registration Statement become effective on October 23, 2022, pursuant to Rule 488.

Title of Securities Being Registered: Shares of beneficial interest, no par value.

No filing fee is due because an indefinite number of shares have been registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

The information in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PRESIDENT’S LETTER, SUBJECT TO CHANGE,
DATED SEPTEMBER 23, 2022

THE RBB FUND, INC.
615 East Michigan Street
Milwaukee, Wisconsin 53202
(609) 731-6256
www.rbbfund.com
[•], 2022
Dear Fellow Shareholder:
We are writing to let you know about an important shareholder vote coming up for the Stance Equity ESG Large Cap Core ETF, a series of The RBB Fund, Inc. (“RBB”).  A special meeting of shareholders will be held on [•], 2022, at the offices of RBB at 615 East Michigan Street, Milwaukee, Wisconsin 53202.  The purpose of the meeting is to seek shareholder approval of an Agreement and Plan of Reorganization under which the Stance Equity ESG Large Cap Core ETF (the “Target ETF”) would be reorganized into the Hennessy Stance ESG Large Cap ETF (the “Acquiring ETF”), a series of Hennessy Funds Trust (the “Reorganization”).  Hennessy Advisors, Inc. (“Hennessy Advisors”) is the investment advisor to the Acquiring ETF.  The enclosed package contains important information about the proposed Reorganization.  For the Reorganization to occur, shareholders like you must vote to approve the Agreement and Plan of Reorganization.
If the Target ETF’s shareholders approve the Agreement and Plan of Reorganization, the assets of the Target ETF will be merged into the Acquiring ETF.  The Target ETF has the same investment objective and investment strategies as the Acquiring ETF.  The Acquiring ETF’s portfolio management team is expected to be the same as the Target ETF’s. The unitary management fee for the Target ETF will remain the same and the existing expense limitation agreement will remain in place for at least two years following the Reorganization.
Red Gate Advisers, LLC (“Red Gate”), the investment advisor to the Target ETF, recently completed a strategic review of the management and operations of the Target ETF and determined that it would be advisable to pursue the reorganization of the Target ETF with another fund group.  Following this strategic review process, Red Gate identified Hennessy Advisors as an asset management firm that it believes can successfully manage the investments of the current shareholders of the Target ETF following the completion of the proposed Reorganization.  Red Gate believes that Hennessy Advisors is focused on providing high‑quality investment management services and customer service to the Acquiring ETF and its shareholders and that the Acquiring ETF is well suited to acquire the assets and continue the business of the Target ETF.

                      The Acquiring ETF is advised by Hennessy Advisors.  Founded in 1989, Hennessy Advisors, with assets under management of over $3.2 billion as of August 31, 2022, is focused on providing high‑quality investment management and shareholder services for the Acquiring ETF.

The Board of Directors of RBB evaluated the proposed Reorganization at a Board of Directors meeting held on July 26, 2022, and following careful analysis and consideration, unanimously approved the Reorganization and recommends that you vote “FOR” the Agreement and Plan of Reorganization.  Please read the enclosed Proxy Statement/Prospectus and related materials carefully, and if you have any questions on the terms of the Reorganization, please call the Target ETF at 1-609-731-6256.
If you are a shareholder of record as of the close of business on [•], 2022, you are entitled to vote at the special meeting and at any postponements or adjournments thereof.  While we welcome you to join us at the special meeting, we expect that most shareholders will cast their votes by proxy.  Whether or not you are planning to attend the special meeting, we ask that you vote your shares for the Reorganization as soon as possible.  Voting is easy and can be done in the following ways:
•	Simply complete, sign, and date the enclosed proxy card and return it in the postage prepaid envelope;
•	Call the toll-free telephone number listed on the enclosed proxy card and follow the instructions to vote your shares;
•	Vote via the Internet at the website shown on the enclosed proxy card; or
•	Vote in person at the special meeting of shareholders.
Thank you for your investment and confidence in the Target ETF.
Sincerely,

Steven Plump
President
The RBB Fund, Inc.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the reorganization described in the Proxy Statement/Prospectus or the securities to be issued pursuant to the reorganization under the Proxy Statement/Prospectus or determined if the Proxy Statement/Prospectus is accurate or adequate.  Any representation to the contrary is a criminal offense.

The enclosed Proxy Statement/Prospectus is dated [•], 2022, and is first being mailed to shareholders on or about [•], 2022.
2

PRELIMINARY NOTICE, SUBJECT TO CHANGE,
DATED SEPTEMBER 23, 2022

THE RBB FUND, INC.
615 East Michigan Street
Milwaukee, Wisconsin 53202
(609) 731-6256
www.rbbfund.com

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD [•], 2022
A special meeting of shareholders of the Stance Equity ESG Large Cap Core ETF (the “Target ETF”), a series of The RBB Fund, Inc., a Maryland corporation (“RBB”), will be held on [•], 2022, at [•] local time, at the offices of RBB at 615 East Michigan Street, Milwaukee, Wisconsin 53202. At the special meeting, you and the other shareholders of the Target ETF will be asked to consider and vote upon the following:
1.
A proposal to approve an Agreement and Plan of Reorganization (the “Plan”) pursuant to which all of the assets of the Target ETF will be transferred to the Hennessy Stance ESG Large Cap ETF (the “Acquiring ETF”), a series of Hennessy Funds Trust, in exchange for shares of the Acquiring ETF, which will be distributed pro rata by the Target ETF to its shareholders, and the Acquiring ETF will continue the business and assume the Target ETF’s liabilities (other than the excluded liabilities).

2.
If necessary, a proposal to adjourn the special meeting to permit further solicitation of proxies in the event a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the special meeting to approve the Plan on behalf of the Target ETF; and

3.	Such other business that may properly come before the special meeting or any postponements or adjournments thereof.
The Target ETF has the same investment objective and investment strategies as the Acquiring ETF.
Only shareholders of record at the close of business on [•], 2022, the record date for the special meeting, shall be entitled to notice of, and to vote at, the special meeting or any postponements or adjournments thereof.  This proxy is being solicited on behalf of the Target ETF.
YOUR VOTE IS IMPORTANT.  PLEASE RETURN YOUR PROXY
CARD PROMPTLY OR VOTE BY USING THE TOLL-FREE
TELEPHONE OR INTERNET ADDRESS FOUND ON YOUR PROXY CARD.

     Whether or not you plan to attend the special meeting, we urge you to authorize proxies to cast your votes.  You can do this in one of the following three ways:

(1) by completing, signing, and dating the enclosed proxy card and returning it in the enclosed postage prepaid envelope;

(2) by calling the toll-free telephone number listed on the enclosed proxy card and following the instructions to vote your shares; or

(3) by voting via the Internet at the website shown on the enclosed proxy card.  Your prompt voting by proxy will help ensure a quorum at the special meeting.

Voting by proxy will not prevent you from voting your shares in person at the special meeting.  You may revoke your proxy before it is exercised at the special meeting, either by writing to the Secretary of RBB at the address noted in the Proxy Statement/Prospectus or in person at the time of the special meeting.  A prior proxy can also be revoked by proxy voting again through the website or toll-free telephone number listed above.

THE RBB FUND, INC.

Steven Plump
President

[•], 2022

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on [•], 2022: The Notice, Proxy Statement, most recent Annual Report of the Target ETF, and Form of Proxy are available at [•].
2

PRELIMINARY Q&A, SUBJECT TO CHANGE,
DATED SEPTEMBER 23, 2022

THE RBB FUND, INC.
615 East Michigan Street
Milwaukee, Wisconsin 53202
(609) 731-6256
www.rbbfund.com

QUESTIONS AND ANSWERS
YOUR VOTE IS VERY IMPORTANT!

Dated: [•], 2022
Question 1: What is this document and why did we send it to you?
Answer: This document includes a notice of special meeting of shareholders, a combined Proxy Statement/Prospectus, and a form of proxy.  The Board of Directors (the “Target ETF’s Board of Directors”) of The RBB Fund, Inc., a Maryland corporation (“RBB”), on behalf of the Stance Equity ESG Large Cap Core ETF (the “Target ETF”), a series of RBB, has approved an Agreement and Plan of Reorganization (the “Plan”) between Hennessy Funds Trust and RBB pursuant to which (i) all of the assets of the Target ETF will be transferred to the Hennessy Stance ESG Large Cap ETF (the “Acquiring ETF”), a series of Hennessy Funds Trust, in exchange for shares of the Acquiring ETF, which will be distributed pro rata by the Target ETF to its shareholders and the Acquiring ETF will continue the business and assume the Target ETF’s liabilities (other than the excluded liabilities) (the “Reorganization”).
The Target ETF has the same investment objective and investment strategies as the Acquiring ETF.  The Acquiring ETF is a newly created fund that does not have any assets or liabilities.  The shares of the Acquiring ETF will be the successor to the accounting and performance information of the shares of the Target ETF after consummation of the Reorganization.
Shareholder approval of the Plan is needed to proceed with the Reorganization, and a special meeting of shareholders of the Target ETF will be held on [•], 2022, to consider whether to approve the Plan.  The Target ETF’s Board of Directors is sending this document to you for your use in deciding whether to approve the Plan at the special meeting.
Question 2: What is the reason for the Reorganization?
Answer: Red Gate Advisers, LLC (“Red Gate”), the investment advisor to the Target ETF, and Stance Capital, LLC (“Stance Capital”), a sub-advisor to the Target ETF, recently completed a strategic review of the management and operations of the Target ETF and determined that it would be advisable to pursue the reorganization of the Target ETF with another fund group.  Following this strategic review process, Stance Capital identified Hennessy Advisors, Inc. (“Hennessy Advisors”) as an asset management firm that it believes can successfully manage the investments of the current shareholders of the Target ETF following the completion of the proposed Reorganization of the Target ETF into the Acquiring ETF.  Stance Capital and Vident Investment Advisory, LLC (“Vident Investment,” and together with Stance Capital, the “Sub-Advisors”) are the current sub-advisors to the Target ETF.  Hennessy Advisors will employ and delegate the day-to-day management of the investment portfolio of the Acquiring ETF to Stance Capital following the Reorganization such that the current portfolio managers of the Target ETF will continue as portfolio managers of the Acquiring ETF.  Accordingly, there will be no change in the day-to-day management of the investment portfolio of the Target ETF as a result of the change in investment advisor.  Vident Investment will continue providing trading services to the Acquiring ETF.
1

Stance Capital believes that Hennessy Advisors is focused on providing high-quality investment management services and customer service to the Acquiring ETF and its shareholders and that the Acquiring ETF is well suited to acquire the assets and continue the business of the Target ETF.  Following careful analysis and consideration and after concluding that the implementation of the Reorganization is advisable and in the best interests of the Target ETF’s shareholders, the Target ETF’s Board of Directors approved the Plan providing for the proposed Reorganization transaction.  The Target ETF’s Board of Directors recommends that you vote “FOR” the Plan.
Question 3:  Are there any significant differences between the investment objectives and policies of the Target ETF and the Acquiring ETF?
Answer:  No.  There are no material differences between the investment objectives, investment strategies and policies of the Target ETF and the Acquiring ETF.
Question 4: How will the Target ETF and its shareholders be affected by the Reorganization?
Answer: As a result of the Reorganization, the Target ETF will become part of Hennessy Funds Trust with Hennessy Advisors as its investment advisor.  Following the   Reorganization, Hennessy Advisors will employ Stance Capital and Vident Investment as the sub-advisors for the Acquiring ETF. Hennessy Advisors will pay Stance Capital a sub-advisory fee calculated daily and paid monthly at an annual rate of 0.40% of the Acquiring ETF’s average daily net assets up to $125 million, 0.37% of average daily net assets for assets over $125 million and up to $250 million, and 0.35% for average daily net assets in excess of $250 million. HennessyAdvisors will pay Vident Investment a sub-advisory fee calculated daily and paid monthly at an annual rate of 0.05 % of the Acquiring ETF’s average daily net assets up to $250 million, 0.045% of average daily net assets for assets over $250 million and up to $500 million, and 0.04% for average daily net assets in excess of $500 million. Hennessy Advisors has agreed topay a minimum sub-advisory fee to Vident Investment of $18,750 on an annual basis. Hennessy Advisors will delegate the day-to-day management of the investment portfolio of the Acquiring ETF to Stance Capital. Accordingly, there will be no change in the day-to-day management of the investment portfolio of the Target ETF as a result of the change in investment advisor because the current portfolio managers of the Target ETF will continue as portfolio managers of the Acquiring ETF.

The unitary management fee for the Target ETF will remain the same and the existing expense limitation agreement will remain in place for at least two years following the Reorganization.
The Acquiring ETF will be supervised by the Board of Trustees of Hennessy Funds Trust and will be serviced by the Acquiring ETF’s service providers.
2

Question 5: How will the Reorganization work?
Answer: Pursuant to the Plan, the Target ETF will transfer all of its assets and liabilities (other than the excluded liabilities) to the Acquiring ETF in exchange for shares of the Acquiring ETF, with the Target ETF distributing shares of the Acquiring ETF pro rata to its shareholders.  Shareholders of the Target ETF will thus effectively be converted into shareholders of the Acquiring ETF and will hold shares of the Acquiring ETF with the same NAV as shares of the Target ETF that they held prior to the Reorganization. Please refer to the enclosed Proxy Statement/Prospectus for a detailed explanation of the Reorganization.
Question 6:  What are the expected tax consequences of the Reorganization to shareholders of the Target ETF?
Answer:  If the Plan is approved and the Reorganization is carried out as proposed, we do not expect that the transaction will have any adverse U.S. federal income tax consequences to the Target ETF or its shareholders.
Question 7: What will happen if the Plan is not approved?
Answer: If the Plan is not approved by the Target ETF’s shareholders, then the Target ETF will continue to operate and the Target ETF’s Board of Directors may take any further action it deems to be in the best interest of the Target ETF and its shareholders, including liquidating the Target ETF, in all cases subject to approval by the Target ETF’s shareholders if required by applicable law.
The approval of the Plan by the Target ETF’s shareholders is required for the consummation of the Reorganization.  If the Plan is not approved by the Target ETF’s shareholders, RBB may seek to adjourn the special meeting of shareholders to obtain sufficient votes to approve the Plan.
Question 8: Who is paying for expenses related to the Reorganization?
Answer: Red Gate and Hennessy Advisors will be responsible for paying their own professional fees, including legal and accounting fees, and other costs and expenses incurred by them or any of their affiliates in connection with the Reorganization, provided that Red Gate and Hennessy Advisors will bear equally the costs associated with soliciting and obtaining the proxy vote of the shareholders of the Target ETF, including the proxy advisory firm fees.  The total expenses of the Reorganization are estimated to be approximately $[•].
Question 9: How does the Board of Directors recommend that I vote?
Answer: After careful consideration, the Target ETF’s Board of Directors recommends that you vote “FOR” the Plan.  If necessary, we may ask the shareholders of the Target ETF to vote on the proposal to adjourn the special meeting to solicit additional proxies if a quorum does not exist or a quorum exists but there are insufficient votes at the time of the adjournment to approve the Plan.  If adjournment is deemed necessary, the Target ETF’s Board of Directors recommends that you vote “FOR” adjournment.
3

Question 10: Why do I need to vote?
Answer: Your vote is needed to ensure that the Reorganization proposal can be acted upon.  Even if you are a small investor, your vote makes a difference. If numerous shareholders just like you fail to vote, the Target ETF may not receive enough votes to go forward with the special meeting. Your immediate response will help prevent the need for any further solicitations for a shareholder vote.
Question 11: How do I vote?
Answer: Whether or not you plan to attend the special meeting, we urge you to authorize proxies to cast your votes.  You can do this in one of the following three ways: (1) by completing, signing, and dating the enclosed proxy card and returning it in the enclosed postage prepaid envelope, (2) by calling the toll-free telephone number listed on the enclosed proxy card and following the instructions to vote your shares, or (3) by voting via the Internet at the website shown on the enclosed proxy card.  We encourage all shareholders to participate. Your prompt voting by proxy will help ensure a quorum at the special meeting.  Voting by proxy will not prevent you from voting your shares in person at the special meeting.  You may revoke your proxy before it is exercised at the special meeting, either by writing to the Secretary of RBB at the address noted in the Proxy Statement/Prospectus or in person at the time of the special meeting. A prior proxy can also be revoked by proxy voting again through the website or toll-free telephone number listed on the enclosed proxy card. If you have any questions regarding the proposed Reorganization, please do not hesitate to call 1-609-731-6256.
Question 12: Who do I call if I have questions?
Answer: We will be happy to answer your questions about the proxy solicitation.  Please call 1-609-731-6256 during normal business hours between 8:00 a.m. and 5:00 p.m. Central time.
4

PRELIMINARY PROXY STATEMENT, SUBJECT TO CHANGE,
DATED SEPTEMBER 23, 2022

THE RBB FUND, INC.
615 East Michigan Street
Milwaukee, Wisconsin 53202
(609) 731-6256
www.rbbfund.com

HENNESSY FUNDS TRUST
7250 Redwood Boulevard, Suite 200
Novato, California 94945
(800) 966-4354
www.hennessyfunds.com

_______________________________________________________________

PROXY STATEMENT AND PROSPECTUS DATED [•], 2022
_______________________________________________________________

This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by The RBB Fund, Inc., a Maryland corporation (“RBB”), on behalf of the Stance Equity ESG Large Cap Core ETF (the “Target ETF”), a series of RBB, for use at a special meeting of shareholders of the Target ETF to be held in the offices of RBB at 615 East Michigan Street, Milwaukee, Wisconsin 53202, on [•], 2022, at [•] local time.  At the special meeting, shareholders of the Target ETF will meet for the following purposes:
•
To vote on a proposal to approve the reorganization of the Target ETF into the Hennessy Stance ESG Large Cap ETF (the “Acquiring ETF”), a series of Hennessy Funds Trust (the “Reorganization”), pursuant to the Agreement and Plan of Reorganization (the “Plan”).  A copy of the Plan is attached hereto as Exhibit A. Pursuant to the Plan, all of the assets of the Target ETF will be transferred to the Acquiring ETF, in exchange for shares of the Acquiring ETF, which will be distributed pro rata by the Target ETF to its shareholders and the Acquiring ETF will continue the business and assume the Target ETF’s liabilities (other than the excluded liabilities); and

•
If necessary, to approve adjourning the special meeting to permit further solicitation of proxies in the event a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the special meeting to approve the Plan on behalf of the Target ETF; and

•	To transact such other business that may properly come before the special meeting or any postponements or adjournments thereof.
Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to RBB c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, Attention: Secretary, or in person at the time of the special meeting.  A prior proxy can also be revoked by proxy voting again by a later dated proxy card, through the website, or using toll-free telephone number listed in the enclosed voting instructions.
1

The Target ETF is a series of RBB, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Acquiring ETF is a series of Hennessy Funds Trust, an open-end management investment company registered with the SEC under the 1940 Act.
Shares of the Target ETF are listed for trading on NYSE Arca, Inc. (the “Exchange”). Shares of the Acquiring ETF will be listed for trading on the Exchange.
The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus, which means that they are legally considered to be a part of this Proxy Statement/Prospectus:
•	Prospectus of the Target ETF, dated December 31, 2021, as supplemented to date; and
•	Annual Report to Shareholders of the Target ETF for the fiscal year ended August 31, 2021, containing audited financial statements.
Copies of the Target ETF’s documents are available upon request and without charge by writing to RBB c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, by calling 1-609-731-6256, or over the Internet at www.rbbfund.com.
Reports, proxy statements, and other information concerning the Target ETF and Acquiring ETF can be inspected at the offices of the Exchange, and can be obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).
The Annual Report to Shareholders for the Target ETF for the fiscal year ended August 31, 2021, containing audited financial statements, has been previously provided to shareholders of the Target ETF.  Copies are available by writing or calling RBB at the address or telephone number listed above or over the Internet at www.rbbfund.com.
This Proxy Statement/Prospectus sets forth concisely the information about the Acquiring ETF that you should know before considering the Plan and resulting Reorganization, and it should be retained for future reference.  Additional information contained in a statement of additional information (the “SAI”) relating to this Proxy Statement/Prospectus, as required by the SEC, is on file with the SEC.  The SAI is available without charge upon request by calling the toll-free number set forth above for RBB, by writing or calling RBB at the address or telephone number listed above, or over the Internet at wwwrbbfund.com.  The SAI, dated [•], 2022, is incorporated by reference into this Proxy Statement/Prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the reorganization described in this Proxy Statement/Prospectus or the securities to be issued pursuant to the reorganization under this Proxy Statement/Prospectus or determined if this Proxy Statement/Prospectus is accurate or adequate.  Any representation to the contrary is a criminal offense.

2

PROXY STATEMENT / PROSPECTUS TABLE OF CONTENTS
Page

I. SYNOPSIS	1
A. Overview	1
B. Reasons for the Reorganization and Board Deliberations	1
C. The Proposed Plan and Resulting Reorganization	3
D. Comparison of the Target ETF and the Acquiring ETF	4
1. Investment Objective and Principal Investment Policies	4
2. Investment Advisory Services	5
3. Distribution Services	6
4. Purchase and Redemption Procedures	6
E. Other Significant Considerations and Consequences of the Proposed Reorganization	7
F. Summary of the Material U.S. Federal Income Tax Consequences of the Proposed Reorganization	7
II. PRINCIPAL RISK FACTORS	8
III. COMPARISON FEE TABLES AND EXAMPLES	12
A. Fee Tables	12
B. Example	13
IV. THE PROPOSED PLAN AND RESULTING REORGANIZATION	14
A. Summary of the Proposed Reorganization	15
B. Terms of the Plan	16
C. Description of the Acquiring ETF’s Shares	17
D. Reasons for the Reorganization Considered by the Target ETF’s Board	17
E. Material U.S. Federal Income Tax Consequences	17
F. Comparison of Shareholder Rights	19
G. Capitalization	20
V. INFORMATION ABOUT THE TARGET ETF AND THE ACQUIRING ETF	20
A. Investment Objective and Investment Strategies	20
B. Fees and Expenses	21
C. Investment Advisor, Sub-Advisors and Portfolio Managers	21
D. Payments to Broker-Dealers and Other Financial Intermediaries	23
E. Net Asset Value	23
F. Shares	24
G. Performance and Portfolio Turnover	26
H. Taxes, Dividends, and Distributions	26
I. Financial Highlights	29
J. Distribution Arrangements	29
K. Fiscal Year	30
VI. VOTING INFORMATION	30
A. Method and Cost of Solicitation	31
B. Right of Revocation	31
C. Voting Securities and Principal Holders	31
VII. ADDITIONAL INFORMATION	32
VIII. MISCELLANEOUS INFORMATION	32
A. Other Business	32
B. Next Meeting of Shareholders	32
C. Legal Matters	33
D. Experts	33
Exhibit A	A-1
Exhibit B	B-1
i

I.	SYNOPSIS
A.	Overview
The following synopsis is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, including documents incorporated by reference, as well as in the Plan.  This Proxy Statement/Prospectus is qualified by reference to the more complete information contained herein and in the Prospectus of the Target ETF, dated December 31, 2021, as amended or supplemented to date, which includes information about the Target ETF, and in the Plan attached hereto as Exhibit A. Shareholders should read the entire Proxy Statement/Prospectus carefully.
B.	Reasons for the Reorganization and Board Deliberations
The proposed Reorganization was presented to the Board of Directors of RBB (the “Target ETF’s Board of Directors”) for consideration at a meeting held on July 26, 2022.  At the meeting, Red Gate Advisers, LLC (“Red Gate”) informed the Target ETF’s Board of Directors that Red Gate and Stance Capital, LLC (“Stance Capital”) had recently completed a strategic review of the management and operations of the Target ETF and concluded that it would be advisable to pursue the reorganization of the Target ETF with another fund group.
The Target ETF’s Board of Directors reviewed information that had been provided in response to the request of the Target ETF’s Board of Directors for information regarding Hennessy Advisors, the Acquiring ETF, and the proposed Reorganization.  The information reviewed included general details about Hennessy Advisors, the Acquiring ETF, and the Board of Trustees of Hennessy Fund Trust (the Acquiring ETF’s Board of Trustees”), and the investment objective and strategies of the Acquiring ETF, as well as a comparison of fees and expenses of the Target ETF to the estimated fees and expenses of the Acquiring ETF.  Stance Capital and Vident Investment Advisory, LLC (“Vident Investment”), and together with Stance Capital, the “Sub-Advisors”) are the current sub-advisors to the Target ETF.  The Target ETF’s Board of Directors also considered that Hennessy Advisors will employ and delegate the day-to-day management of the investment portfolio of the Acquiring ETF to Stance Capital following the Reorganization such that the current portfolio managers of the Target ETF will continue as portfolio managers of the Acquiring ETF.  Accordingly, there will be no change in the day-to-day management of the investment portfolio of the Target ETF as a result of the change in investment advisor.  Vident Investment will continue providing trading services to the Acquiring ETF.
All of the directors who are not “interested persons” (as defined in the 1940 Act) (the “Independent Directors”) of the Target ETF’s Board of Directors also discussed the proposed Reorganization without the participation of representatives of Red Gate or Hennessy Advisors.  For the reasons discussed below, together with other factors and information considered to be relevant but without identifying any single factor as all-important or controlling, the Target ETF’s Board of Directors, including the Independent Directors, determined that the Reorganization is in the best interests of the Target ETF and its shareholders and unanimously voted to approve the Reorganization and to present it to shareholders for approval.  In determining whether to approve the Reorganization and to recommend approval to shareholders, the Target ETF’s Board of Directors (including the Independent Directors) considered a number of factors, including the potential benefits and costs of the Reorganization to shareholders of the Target ETF.  These considerations included the following:

1.	The current portfolio managers of the Target ETF will continue as portfolio managers of the Acquiring ETF, thereby contributing to the continuity of the management of the Acquiring ETF;

2.	The investment objectives, strategies and policies of the Target ETF and the Acquiring ETF are the same or substantially similar;

3.	The Reorganization would allow the Acquiring ETF’s shareholders who wish to continue to invest in a mutual fund managed in substantially the same manner as the Target ETF to do so;

4.
The advisory fees for the Acquiring ETF are expected to be the same as the Target ETF, and Red Gate does not anticipate that a Reorganization will result in any decline in the level of services from the level of services that historically have been provided to Target ETF;

5.	Hennessy Advisors’ significant prior experience with mutual fund acquisitions;

6.	Hennessy Advisors has agreed to maintain the same expense limitation for the Acquiring ETF for at least two years following the Reorganization;

7.	The nature, extent, and quality of the non-advisory services to be provided by various service providers to the Acquiring ETF following the closing of the Reorganization.

8.
The Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and the Target ETF and its shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the Reorganization;

9.	The proposed Reorganization will be submitted to the shareholders of the Target ETF for their approval;

10.	Shareholders of the Target ETF who do not wish to become shareholders of the Acquiring ETF may redeem their shares of the Target ETF at net asset value before the Reorganization; and

11.	The interests of the Target ETF’s shareholders will not be diluted as a result of the Reorganization.

The Target ETF’s Board of Directors was also advised that Red Gate intends to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment advisor to an investment company, and any of the investment advisor’s “affiliated persons” (as such term is defined in the 1940 Act), to receive any amount or benefit in connection with a change in control of the investment advisor as long as two conditions are met.  The first condition is that, for a period of three years after the closing of the Reorganization, at least 75% of the trustees of the Acquiring ETF must be persons who are not “interested persons” of the predecessor or successor advisor.  Second, for a period of two years after the closing of the Reorganization, there must not be imposed on the subject fund any “unfair burden” as a result of the acquisition or any express or implied terms, conditions, or understandings related to it.  An “unfair burden” would include any arrangement whereby an investment advisor, or any interested person of the investment advisor, would receive or be entitled to receive any compensation, directly or indirectly, from a fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of each subject fund (other than bona fide ordinary compensation as principal underwriter for the subject funds). In this regard, the Target ETF’s Board of Directors was informed that Red Gate and Hennessy Advisors have indicated that they intend to take the necessary actions to comply with this requirement of Section 15(f) and that, as a result, no special compensation arrangements are contemplated in connection with the Reorganization.  Specifically, Hennessy Advisors and Hennessy Funds Trust have agreed that, for the minimum time periods specified in Section 15(f) of the 1940 Act, they will ensure that (1) at least 75% of the Trustees of Hennessy Funds Trust are not “interested persons” (as that term is defined in the 1940 Act) of Hennessy Advisors or Red Gate; and (2) no “unfair burden” (as that term is defined in Section 15(f)(2)(B) of the 1940 Act) will be imposed on the Acquiring ETF.
2

The Target ETF’s Board of Directors has approved the Plan and resulting Reorganization, and recommends that you vote “FOR” the Plan and the Reorganization.
If all of the requisite approvals are obtained and certain conditions are either met or waived, it is anticipated that the closing of the Reorganization will occur on or about [•], 2022, or such other date as is agreed to by the parties, provided that the Acquiring ETF has obtained prior to that time an opinion of Foley & Lardner LLP, legal counsel to Hennessy Funds Trust, concerning the U.S. federal income tax consequences of the Reorganization as set forth in the Plan.  The Plan may be terminated, and the Reorganization abandoned, at any time prior to the closing, whether before or after the requisite approval by the shareholders of the Target ETF, (i) by RBB if any conditions precedent to the obligations of the Target ETF have not been fulfilled or waived, (ii) by Hennessy Funds Trust if any conditions precedent to the obligations of the Acquiring ETF have not been fulfilled or waived, or (iii) by mutual consent of the parties.
Red Gate and Hennessy Advisors will be responsible for paying their own professional fees, including legal and accounting fees, and other costs and expenses incurred by them or any of their affiliates in connection with the Reorganization, provided that Red Gate and Hennessy Advisors will bear equally the costs associated with soliciting and obtaining the proxy vote of the shareholders of the Target ETF, including the proxy advisory firm fees.  In addition to solicitations by mail, the officers and agents of the Target ETF also may solicit proxies, without special compensation, by telephone or via the Internet.  If the Plan is not approved by the Target ETF’s shareholders, then the Target ETF will continue to operate and the Target ETF’s Board of Directors may take any further action it deems to be in the best interest of the Target ETF and its shareholders, including liquidating the Target ETF, in all cases subject to approval by the Target ETF’s shareholders if required by applicable law.
C.	The Proposed Plan and Resulting Reorganization
If the shareholders of the Target ETF approve the Plan and the Reorganization takes place, then:
•	the Acquiring ETF will acquire substantially all of the assets, assume the liabilities (other than the excluded liabilities), and continue the business of the Target ETF;
•	the Acquiring ETF will issue shares to the Target ETF, which the Target ETF will distribute pro rata to its shareholders;
•	the shareholders of the Target ETF will become shareholders of the Acquiring ETF; and
•
the shares of the Acquiring ETF received by a shareholder of the Target ETF will have the same aggregate net asset value (“NAV”) as such shareholder’s interest in the Target ETF immediately prior to the Reorganization.

3

No sales charges will be imposed on the shares of the Acquiring ETF issued in connection with the Reorganization.  The Reorganization has been structured with the intention that it qualify, for U.S. federal income tax purposes, as a reorganization under the Code.  Therefore, shareholders should not recognize any gain or loss on their exchange of Target ETF shares for Acquiring ETF shares for U.S. federal income tax purposes as a result of the Reorganization.
D.	Comparison of the Target ETF and the Acquiring ETF
1.	Investment Objective and Principal Investment Policies
The investment objective of the Target ETF and the Acquiring ETF (each, an “ETF” and together, the “ETFs”) is to achieve long-term capital appreciation.
The ETFs are actively managed, exchange-traded funds that will invest, under normal circumstances, at least 80% of the value of their respective net assets (plus the amount of any borrowings for investment purposes) in exchange-traded equity securities of U.S. large capitalization issuers that meet environmental, social, and governance (“ESG”) standards, as determined by Stance Capital.  The Target ETF currently considers companies within the Russell 1000® Index and S&P 500® Index to be large- capitalization issuers.
In identifying investments for the Target ETF, Stance Capital utilizes three independent processes.  First, Stance Capital applies a rules-based ESG methodology that seeks to identify the top 50% from each industry and sub-industry in the universe of large-capitalization companies.  Companies who have exclusively or primarily engaged in weapons, tobacco, or thermal coal are generally excluded from consideration.  The remaining universe is then quantitatively scored against industry group peers on up to 21 sustainability-related key performance indicators (“KPIs”) such as energy productivity, carbon intensity, water dependence, waste profile, and KPIs relating to governance, including capacity to innovate, unfunded pension fund liabilities, chief executive officer/average worker pay, safety performance, employee turnover, leadership diversity, percentage tax paid, and percent of bonus linked to sustainability performance.  The securities in the top 50% may be retained.  Stance Capital utilizes data feeds from third parties that it considers, in its sole discretion, as trustworthy or that have the expertise in specific KPI areas.  The current primary external data source is Corporate Knights Research, an affiliate of Stance Capital, but such firm or firms may change in Stance Capital’s discretion.  Corporate Knights Research is based in Toronto, and is a leading media firm in Canada focused on climate risk.  For over 20 years, it has published an annual ranking of the most sustainable companies in the world.  Its methodology is rules-based and forms the foundation of Stance Capital’s approach to ESG scoring.  Second, Stance Capital applies a machine learning model that uses financial, risk, and other factors to identify companies that are most likely to outperform both in the absolute returns and in risk adjusted returns over the next quarter.  In the final process, the portfolio is optimized to minimize tail risk and maximize diversification.  Stance Capital generally rebalances the portfolio quarterly.
Positions are sold quarterly if Stance Capital decides they are no longer optimal in the portfolio.  Each ETF’s investment portfolio is focused, and is generally composed of about 30 investment positions.  The ETFs intend to continue to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of Code.
4

The ETFs are actively-managed, semi-transparent exchange-traded funds.  Unlike traditional exchange-traded funds, which generally publish their portfolio holdings on a daily basis, the ETFs disclose a portfolio transparency substitute—the “Portfolio Reference Basket”—and certain related information about the Portfolio Reference Basket relative to their actual portfolio (“Actual Portfolio”) holdings (the “Portfolio Reference Basket Disclosures”), which are intended to help keep the market price of such ETF’s shares trading at or close to the underlying NAV per share of the ETF.  While the Portfolio Reference Basket includes all of the ETF’s holdings, it is not the ETF’s Actual Portfolio because the holdings will be weighted differently, subject to a minimum weightings overlap of 90% with the ETF’s Actual Portfolio at the beginning of each trading day.  The ETFs also disclose the maximum deviation between the weightings of the specific securities in the Portfolio Reference Basket and the weightings of those specific securities in the Actual Portfolio, as well as between the weighting of the respective cash positions (the “Guardrail Amount”).  The Guardrail Amount is intended to ensure that no individual security in the Portfolio Reference Basket will be overweighted or underweighted by more than the publicly disclosed percentage when compared to the actual weighting of each security within the Actual Portfolio as of the beginning of each trading day.  The ETFs are actively managed and do not seek to track an index.
2.	Investment Advisory Services
Red Gate is the investment advisor of the Target ETF.  Red Gate is located at Gateway Corporate Center, Suite 216, 223 Wilmington West Chester Pike, Chadds Ford, PA 19317.  As of August 31, 2022, Red Gate managed approximately $43.7 million in assets under management on behalf of all series in RBB.  Subject to the overall supervision of the Target ETF’s Board of Directors, Red Gate manages the overall investment operations of the Target ETF, primarily in the form of oversight of the Sub-Advisors, pursuant to the terms of an investment advisory agreement between RBB and the Red Gate (the “Red Gate Advisory Agreement”).  Under the terms of the Red Gate Advisory Agreement, the Target ETF pays Red Gate a unitary management fee that is computed and paid monthly at an annual rate of 0.95% of the Target ETF’s average daily net assets during the month, subject to an expense limitation agreement.  From the unitary management fee, Red Gate pays most of the expenses of the Target ETF, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit, and other services.  However, under the Red Gate Advisory Agreement, Red Gate is not responsible for interest expenses, brokerage commissions and other trading expenses, taxes, and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.  For the fiscal period ended August 31, 2021, the Target ETF paid Red Gate management fees of 0.85% of the Target ETF’s average daily net assets.
Hennessy Advisors is the investment advisor of the Acquiring ETF.  Hennessy Advisors, Inc. is located at 7250 Redwood Blvd., Suite 200, Novato, California 94945.  Hennessy Advisors was organized as a California corporation in 1989 and is registered with the SEC as an investment advisor. As of August 31, 2022, Hennessy Advisors managed over $3.2 billion of net assets on behalf of all series in Hennessy Funds Trust. Subject to the direction and control of the Acquiring ETF’s Board of Trustees, Hennessy Advisors formulates and implements an investment program for the Acquiring ETF, primarily in the form of oversight of the Sub-Advisors, pursuant to an investment advisory agreement between Hennessy Funds Trust and Hennessy Advisors.  For its services, the Acquiring ETF pays Hennessy Advisors a unitary management fee that is computed daily and paid monthly at an annual rate of 0.95% of the Acquiring ETF’s average daily net assets, subject to an expense limitation agreement.
5

Hennessy Advisors has delegated the day-to-day management of the portfolio composition of the Acquiring ETF to Stance Capital.  Accordingly, there will be no change in the day-to-day management of the portfolio of the Target ETF as a result of the change in investment advisor because the current portfolio managers of the Target ETF will continue as the portfolio managers of the Acquiring ETF.  In its capacity as sub-advisor, subject to the supervision of Hennessy Advisors and the Acquiring ETF’s Board of Trustees, Stance Capital makes investment decisions for the Acquiring ETF and continuously reviews, supervises, and administers the investment program of the Acquiring ETF.  For these services, Hennessy Advisors pays Stance Capital a sub‑advisory fee calculated daily and paid monthly at an annual rate of 0.40% of the Acquiring ETF’s average daily net assets up to $125 million, 0.37% of average daily net assets for assets over $125 million and up to $250 million, and 0.35% for average daily net assets in excess of $250 million. In addition, Vident Investment is responsible for selecting broker-dealers to execute purchase and sale transactions, as instructed by Stance Capital, subject to the supervision of Hennessy Advisors and the Acquiring ETF’s Board of Trustees.  For these services, Hennessy Advisors pays Vident Investment a sub-advisory fee calculated daily and paid monthly at an annual rate of 0.05 % of the Acquiring ETF’s average daily net assets up to $250 million, 0.045% of average daily net assets for assets over $250 million and up to $500 million, and 0.04% for average daily net assets in excess of $500 million. Hennessy Advisors has agreed to pay a minimum sub-advisory fee to Vident Investment of $18,750 on an annual basis.
3.	Distribution Services
Vigilant Distributors, LLC (“Vigilant”), located at Gateway Corporate Center, Suite 216, 223 Wilmington West Chester Pike, Chadds Ford, Pennsylvania, 19317, currently serves as the distributor for the Target ETF.  Vigilant distributes creation units for the Target ETF on an agency basis and does not maintain a secondary market in the Target ETF’s shares.  Vigilant is a registered broker‑dealer and member of the Financial Industry Regulatory Authority (“FINRA”).
Quasar Distributors, LLC (the “Distributor”), located at 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202, serves as the distributor for the Acquiring ETF.  The Acquiring ETF’s shares are continuously offered for sale only in Creation Units on a best efforts basis.  The Distributor does not maintain a secondary market in the Acquiring ETF’s shares.  The Distributor is a registered broker-dealer and member of FINRA.
4.	Purchase and Redemption Procedures
The ETFs issue and redeem their respective shares at NAV only in large blocks known as “Creation Units,” which only authorized participants (“APs”) (typically broker-dealers) may purchase or redeem. Creation Units generally consist of 5,000 shares, though this may change from time to time. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities or cash.

Only APs may acquire shares directly from the ETFs, and only APs may tender their shares for redemption directly to the applicable ETF, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a Depository Trust Company (“DTC”) participant. In addition, each AP must execute a Participant Agreement that has been agreed to by the ETF’s distributor, and that has been accepted by the ETF’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, shares of the ETFs trade in the secondary market in quantities less than a Creation Unit. Most investors buy and sell shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

6

When buying or selling shares of the ETFs through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices rather than NAV, shares of the ETFs may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market.

The Acquiring ETF is new and therefore does not have any information regarding how often shares are traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Acquiring ETFs. Once available, this information will be presented, free of charge, on the Acquiring ETF’s website at www.hennessyfunds.com.

Neither the Target ETF nor the Acquiring ETF permits exchanges of shares of the ETF for shares of another fund.
E.	Other Significant Considerations and Consequences of the Proposed Reorganization
As a result of the Reorganization, Hennessy Advisors will serve as the investment advisor to the Acquiring ETF.  Hennessy Advisors will employ Stance Capital and Vident Investment as the sub-advisors for the Acquiring ETF following the Reorganization. Accordingly, there will be no change in the day‑to-day management of the investment portfolio of the Target ETF, or the trading services, as a result of the change in investment advisor, as the current portfolio managers of the Target ETF will continue as portfolio managers of the Acquiring ETF, and Vident will continue to provide trading services.
Hennessy Advisors will pay Stance Capital a sub-advisory fee calculated daily and paidmonthly at an annual rate of 0.40% of the Acquiring ETF’s average daily net assets up to $125 million, 0.37% of average daily net assets for assets over $125 million and up to $250 million,and 0.35% for average daily net assets in excess of $250 million. Hennessy Advisors will pay Vident Investment a sub-advisory fee calculated daily and paid monthly at an annual rate of 0.05% of the Acquiring ETF’s average daily net assets up to $250 million, 0.045% of average dailynet assets for assets over $250 million and up to $500 million, and 0.04% for average daily netassets in excess of $500 million. Hennessy Advisors has agreed to pay a minimum sub-advisoryfee to Vident Investment of $18,750 on an annual basis.
The advisory fee for the Target ETF will remain the same and the existing expense limitation agreement will remain in place through at least two years following the Reorganization.
The Acquiring ETF will be supervised by the Acquiring ETF’s Board of Trustees and will be serviced by the Acquiring ETF’s service providers. The proposed Reorganization is not expected to have any adverse U.S. federal income tax consequences to the Target ETF or its shareholders.
F.	Summary of the Material U.S. Federal Income Tax Consequences of the Proposed Reorganization
The Target ETF will have received on the Closing Date (as defined in the Plan) an opinion of Foley & Lardner LLP, legal counsel to Hennessy Funds Trust, to the effect that the proposed Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code.  As a reorganization, no gain or loss would be recognized by the Target ETF upon the transfer of assets solely in exchange for shares of the Acquiring ETF and its assumption of liabilities (other than the excluded liabilities) or by shareholders of the Target ETF upon their exchange of Target ETF shares for Acquiring ETF shares.  The tax basis for the shares of the Acquiring ETF received by shareholders of the Target ETF would be the same as their tax basis for the shares of the Target ETF that are surrendered in the exchange. In addition, the holding period of the shares of the Acquiring ETF that are received in connection with the Reorganization would include the period during which the shares of the Target ETF to be exchanged were held, as long as the Target ETF shares were held as capital assets by the exchanging shareholders on the date of the exchange.
7

II.	PRINCIPAL RISK FACTORS
The risks related to the principal investment strategies of the Target ETF and Acquiring ETF are as follows:
Portfolio Reference Basket Structure Risk: Unlike traditional exchange-traded funds that provide daily disclosure of their portfolio holdings, the Target ETF and Acquiring ETF disclose daily the identities of all portfolio holdings, but not the exact quantities or weightings.  Instead, the ETFs disclose a Portfolio Reference Basket generated each day by a proprietary algorithmic process that is designed to closely track the daily performance of the respective ETF’s Actual Portfolio on any given trading day.  Although the Portfolio Reference Basket and Portfolio Reference Basket Disclosures are intended to provide APs and other market participants with enough information to allow them to engage in effective arbitrage transactions that will help keep the market price of the ETF’s shares trading at or close to the underlying NAV per share of the ETF, there is a risk that market prices will vary significantly from the underlying NAV of the ETF, which may be heightened during periods of market disruption or volatility. Similarly, the shares of the Target ETF and the Acquiring ETF may trade at a wider bid/ask spread than shares of traditional exchange-traded funds and may therefore be more costly for investors to trade, which may be heightened during periods of market disruption or volatility. Additionally, the Portfolio Reference Basket structure itself may result in additional trading costs because each ETF may receive or deliver holdings in different weightings on any given day than the weightings of its Actual Portfolio, which may result in portfolio turnover, and related transaction costs, to re-align the Actual Portfolio with the ETF’s intended investment strategy.  In addition, although the ETFs seek to benefit from keeping their respective Actual Portfolios secret, market participants may attempt to use the Portfolio Reference Basket to identify an ETF’s trading strategy, which if successful, could result in such market participants engaging in certain predatory practices, such as front-running the ETF’s trading strategy or free-riding on the ETF’s investment strategy, that may potentially harm the ETF and its shareholders.  There can be no assurance that the Portfolio Reference Basket structure will operate as intended.  The Portfolio Reference Basket structure is novel and not yet proven as an effective arbitrage mechanism.  The effectiveness of the Portfolio Reference Basket structure as an arbitrage mechanism is contingent upon, among other things, the effectiveness of the proprietary algorithmic process employed to create a Portfolio Reference Basket that performs in a manner substantially identical to the performance of the ETF’s Actual Portfolio and the willingness of authorized participants and other market participants to trade based on the Portfolio Reference Basket. In the event that the Portfolio Reference Basket structure does not result in effective arbitrage opportunities in the ETF’s shares, the ETFs may exhibit wider premiums/discounts, bid/ask spreads, and tracking error than traditional exchange-traded funds. With respect to the Acquiring ETF, for at least the first three years after the Reorganization, and, with respect to the Target ETF, for at least the first three years after the launch of the Target ETF, if the tracking error (relative to the Actual Portfolio) exceeds 1%, or if, for 30 or more days in any quarter or 15 days in a row, the absolute difference between either the closing price or the mid-point of the highest bid and lowest offer at the time of calculation of the NAV (the “Bid/Ask Price”), on one hand, and NAV, on the other, exceeds 2.00% or the bid/ask spread exceeds 2.00%, the applicable ETF’s investment advisor will recommend appropriate remedial measures to the ETF’s board of trustees/directors for its consideration, which may include, but are not limited to, liquidation of the ETF.

8

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk: Only an AP may engage in creation or redemption transactions directly with the ETFs.  The ETFs have a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers or liquidity providers in the marketplace.  To the extent either of the following events occur, shares of the ETFs may trade at a material discount to NAV and possibly face trading halts or delisting: (i) APs exit the business or otherwise become unable to process creation or redemption orders and no other APs step forward to perform these services, or (ii) market makers or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.  These events, among others, may lead to shares of the ETFs trading at a premium or discount to NAV.  Thus, you may pay more (or less) than the NAV when you buy shares of the ETFs in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market.  A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold.  In periods of market volatility, APs, market makers, or liquidity providers may be less willing to transact in shares of the ETFs.  Further, the ETFs utilize a novel and unique structure, which may affect the number of entities willing to act as APs, market makers, or liquidity providers.

Cash Transactions Risk: Unlike traditional exchange-traded funds, the securities in each ETF’s basket of securities exchanged for a Creation Unit will not correspond pro rata to the positions in the respective ETF’s portfolio, and each ETF may effect its creations and redemptions partially or wholly for cash rather than on an in-kind basis.  Because of this, an ETF may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other exchange-traded funds.  These costs may decrease an ETF’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to or will be subject to tax on gains at an earlier date than if the ETFs had effected redemptions wholly on an in-kind basis.

Secondary Market Trading Risk: Although each ETF’s shares are listed on a national securities exchange, such as NYSE Arca, Inc. (“Exchange”), there can be no assurance that an active or liquid trading market for them will develop or be maintained.  In addition, trading in shares on an exchange may be halted. Trading may be halted because of market conditions or for reasons that, in the view of the exchange, make trading in the ETFs inadvisable.  These may include: (a) the extent to which trading is not occurring in the securities or the financial instruments composing the Portfolio Reference Basket or Actual Portfolio; or (b) whether other unusual conditions or circumstances detrimental to the maintenance of a fair and orderly market are present.  During periods of market stress, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount).  This risk is heightened in times of market volatility or periods of steep market declines.

Shares May Trade at Prices Other Than NAV Risk: As with all exchange-traded funds, shares of the Acquiring ETF and Target ETF may be bought and sold in the secondary market at market prices.  Although the Portfolio Reference Basket structure is intended to provide market participants with enough information to allow for an effective arbitrage mechanism that will help to keep the market price of an ETF’s shares at or close to its respective NAV, there is a risk that market prices for an ETF’s shares will vary significantly from the ETF’s NAV.  This risk is heightened in times of market volatility or periods of steep market declines.  This risk may be greater for the ETFs than for traditional exchange-traded funds that disclose their full portfolio holdings on a daily basis because the publication of the Portfolio Reference Basket does not provide the same level of transparency as the daily publication of the actual portfolio by a traditional exchange-traded fund.  This could cause an ETF’s shares to have wider bid/ask spreads and larger premiums/discounts than traditional exchange-traded funds using the same or similar investment strategies.
9

Limitations of Intraday Indicative Value (IIV) Risk: The Exchange or a market data vendor intends to disseminate the approximate per share value of each ETF’s Portfolio Reference Basket every 15 seconds (the ‘‘intraday indicative value’’ or ‘‘IIV’’).  The IIV should not be viewed as a ‘‘real-time’’ update of the NAV per share of an ETF because (i) the IIV is not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day, (ii) the calculation of NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV, (iii) unlike the calculation of NAV, the IIV does not take into account expenses of the ETF, and (iv) the IIV is based on the Portfolio Reference Basket and not on the ETF’s Actual Portfolio. The ETFs, their respective investment advisors, and their affiliates are not involved in, or responsible for, any aspect of the calculation or dissemination of such ETF’s IIV, and the ETFs, their respective investment advisors, and their affiliates do not make any warranty as to the accuracy of these calculations.

Cybersecurity: With the increased use of technologies such as mobile devices and web‑based or cloud applications, along with the dependence on the Internet and computer systems to conduct business, the ETFs are susceptible to operational, information security, and related risks.  Cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources), and may cause the ETFs to lose proprietary information, suffer data corruption, suffer physical damage to a computer or network system, or lose operational capacity.  Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses, or gaining unauthorized access to digital systems, networks, or devices that are used to service an ETF’s operations (e.g., through hacking, phishing, or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption.  Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on an ETF’s website (i.e., efforts to make network services unavailable to intended users). In addition, APs could inadvertently or intentionally release confidential or proprietary information stored on an ETF’s systems.

Cybersecurity incidents affecting the ETFs, their respective investment advisors, the Sub-Advisors, and other service providers to the ETFs (including, but not limited to, an ETF’s accountant, custodian, transfer agent, and financial intermediaries) have the ability to disrupt business operations, potentially resulting in financial losses to both the ETFs and their shareholders, interfere with an ETF’s ability to calculate its NAV, impede trading, render its shareholders unable to transact business and the ETF unable to process transactions (including fulfillment of subscriptions and redemptions), cause violations of applicable privacy and other laws (including the release of private shareholder information), and result in breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which an ETF invests, counterparties with which an ETF engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and other service providers).
10

Early Close/Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the ETFs being unable to buy or sell certain securities or financial instruments.  In such circumstances, the ETFs may be unable to rebalance their portfolios, may be unable to accurately price their investments, or may incur substantial losses and may limit or stop purchases of the ETFs.

Environmental, Social, and Governance Investing Risk. ESG investing risk is the risk stemming from the environmental, social, and governance factors that the ETFs apply in selecting securities.  The ETFs intend to invest in companies with measurable high ESG ratings relative to their sector peers, and screen out particular companies that do not meet their ESG criteria.  This may affect an ETF’s exposure to certain companies or industries and cause the ETFs to forego certain investment opportunities.  An ETF’s returns may be lower than other funds that do not seek to invest in companies based on ESG ratings or screen out certain companies or industries.  The ETFs seek to identify companies that they believe may have higher ESG ratings, but investors may differ in their views of ESG characteristics.  As a result, the ETFs may invest in companies that do not reflect the beliefs and values of any particular investor.

Market and Equity Investments Risk: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it.  Market risk may affect a single company, an industry, a sector of the economy, or the market as a whole.  The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, political and other events, forecasts for the issuer’s industry, and the value of the issuer’s assets.

Large-Cap Companies Risk: The stocks of large-capitalization companies as a group could fall out of favor with the market, causing the ETFs to underperform investments that focus solely on small- or medium- capitalization stocks.

Model Risk: The ETFs seek to pursue their investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models (including, but not limited to, software issues and other technological issues). There is no guarantee that Stance Capital’s use of these models will result in effective investment decisions for the ETFs. The information and data used in the models may be supplied by third parties. Inaccurate or incomplete data may limit the effectiveness of the models. In addition, some of the data that the models use may be historical data, which may not accurately predict future market movement. There is a risk that the models will not be successful in selecting investments or in determining the weighting of investment positions that will enable the ETFs to achieve their investment objective.

High Portfolio Turnover Risk: High portfolio turnover will produce higher transaction costs (such as brokerage commissions and dealer markups) that the ETFs must pay, thus reducing the respective performance of the ETFs.  High portfolio turnover may also result in higher taxes when shares of an ETF are held in a taxable account.

11

Sector Risk: To the extent the ETFs invest more heavily in particular sectors of the economy, their performance will be especially sensitive to developments that significantly affect those sectors. While the ETFs may not concentrate in any one industry, the ETFs may invest without limitation in any particular market sector.

•
Healthcare Sector Risk: Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by regulatory changes. Other risk factors include rising costs of medical products and services, pricing pressure and limited product lines, loss or impairment of intellectual property rights, and litigation regarding product or service liability.

•
Consumer Discretionary Sector Risk: Companies in the consumer discretionary sector can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

In addition to the above, the Acquiring ETF is also subject to the following principal risks:

New Fund Risk: The Acquiring ETF is a recently organized, diversified management investment company with a limited operating history.  As a result, prospective investors have a limited track record on which to base their investment decision.  In addition, there can be no assurance that the Acquiring ETF will grow to, or maintain, an economically viable size, in which case the Acquiring ETF’s Board of Trustees may determine to liquidate the Acquiring ETF.

Tax Law Change Risk: Tax law is subject to change, possibly with retroactive effect, or to different interpretations.  For example, U.S. federal tax legislation enacted in 2017 (the Tax Cuts and Jobs Act) resulted in fundamental changes to the Code (some of which are set to expire in several years). More recently, the Inflation Reduction Act of 2022 will add a 15% alternative minimum tax on large corporations and a 1% excise tax on repurchases of stock by publicly traded corporations and certain affiliates.  Any future changes are highly uncertain, and the impact on the Acquiring ETF or its shareholders cannot be predicted.  Prospective shareholders should consult their own tax advisers regarding the impact to them of possible changes in tax laws.

III.	COMPARISON FEE TABLES AND EXAMPLES
A.	Fee Tables
With respect to either of the Target ETF and the Acquiring ETF, you will indirectly pay various expenses because the Target ETF and the Acquiring ETF pays fees and expenses that reduce the return on your investment.  The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Target ETF or the Acquiring ETF. Only pro forma information has been presented with respect to the Acquiring ETF because the Acquiring ETF will not commence operations until the Reorganization is completed. The Reorganization itself will not cause a shareholder to directly pay any additional fees, but there can be no assurances about the net expense ratios, which may increase depending on various factors.
12

Target ETF
SHAREHOLDER FEES
(fees paid directly from your investment)	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.95%
Fees Waived(2)	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver	0.85%
(1)	“Other Expenses” have been estimated to reflect expenses expected to be incurred during the current fiscal year.
(2)
Under the terms of an expense limitation agreement entered into by RBB and Red Gate, Red Gate has contractually agreed to waive a portion of its unitary management fee until March 31, 2023, to the extent necessary to limit the Target ETF’s annual operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to an amount not exceeding 0.85% annually of the Target ETF’s average daily net assets.  This contractual limitation may not be terminated before March 31, 2023, without the approval of the Target ETF’s Board of Directors.  Red Gate may recover from the Target ETF fees waived for a period of three years after such fees were incurred, provided that the repayments do not cause the Target ETF’s operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed 0.85% annually of the Target ETF’s average daily net assets, or, if less, the expense limitation that was in place at the time the fees were waived.

Acquiring ETF
SHAREHOLDER FEES
(fees paid directly from your investment)	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.95%
Fees Waived(2)	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver	0.85%
(1)	“Other Expenses” have been estimated to reflect expenses expected to be incurred during the current fiscal year.
(2)
The ETF’s investment manager has contractually agreed to ensure that total operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) do not exceed 0.85% of the ETF’s average daily net assets. This contractual arrangement will continue until December 31, 2024, at which time it will automatically terminate (and it may not be terminated prior to that date). The ETF’s investment manager may recoup reimbursed amounts for three years after the reimbursement occurred if total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such reimbursement or such recoupment.

B.	Example
The example set forth below is intended to help you compare the cost of investing in the Target ETF and the Acquiring ETF with other funds.
The example assumes that you invest $10,000 in the specified fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year, and that the ETF’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on the assumptions, your costs would be:
13

Target ETF
One Year	Three Years	Five Years	Ten Years
$87	$293	$516	$1,157

Acquiring ETF
One Year	Three Years	Five Years	Ten Years
$87	$282	$505	$1,148

IV.	THE PROPOSED PLAN AND RESULTING REORGANIZATION
The following is a summary of key information concerning the proposed Reorganization.  Keep in mind that more detailed information appears in the Plan, a copy of which is attached to this Proxy Statement/Prospectus as Exhibit A, and in the documents incorporated by reference into this Proxy Statement/Prospectus.
On July 29, 2022, Hennessy Advisors and Red Gate, entered into a Transaction Agreement (the “Agreement”) pursuant to which Hennessy Advisors agreed to purchase certain assets of Red Gate relating to the Target ETF.  The Reorganization is a condition to the purchase contemplated by the Agreement.  Material terms of the Agreement include:
Purchased Assets.  On the Closing Date, Hennessy Advisors will purchase the following assets:
•
All books and records necessary or desirable for the management, administration and operation of the Acquiring ETF, including, without limitation, books and records necessary to permit the calculation and use of the ETF’s track record and any books and records required to be maintained under the Investment Company Act of 1940 in connection with the ETF.

•	Materials and records to support and maintain the track record of the ETF.
Purchase Price.  The Agreement includes customary representations, warranties, and covenants of the parties, and provides for:
•	Payment to Red Gate of $100,000.
•	The assumption of specified liabilities by Hennessy Advisors.
•	Entry into a sub-advisory agreement with Stance Capital for portfolio management services.
•	Entry into a sub-advisory agreement with Vident Investment for trading services.
Technology Agreement.  Stance Capital will grant Hennessy Advisors the exclusive right to receive the investment portfolio output of Stance Capital’s technology as it relates to the Stance ESG Large Cap Core Strategy (“Technology Output”) employed in the management of the Target ETF solely for the purpose of managing the Acquiring ETF. The right granted does not include the right to license, publish, and distribute the Technology Output or any software incorporating the same, unless expressly approved by Stance Capital in writing. Stance Capital is not prohibited from using, implementing, licensing, publishing, or distributing the Technology Output for any other purpose; provided, however, that for so long as Hennessy Advisors is operating the Acquiring ETF, Stance Capital shall not license or grant a right to any third party to use the Technology Output in the management of any investment company registered with the SEC.
14

A.	Summary of the Proposed Reorganization
Pursuant to the Plan, the Acquiring ETF will acquire all of the assets, and assume the liabilities (other than the excluded liabilities), of the Target ETF solely in exchange for that number of shares of the Acquiring ETF having an aggregate NAV equal to the aggregate NAV of the Target ETF as of the close of business on the business day immediately preceding the Closing Date of the proposed Reorganization (the “Valuation Date”). Immediately thereafter, the Target ETF will distribute the Acquiring ETF’s shares to its shareholders by establishing accounts on the Acquiring ETF’s share records in the names of those shareholders representing the respective pro rata number of the Acquiring ETF’s shares deliverable to them, in complete liquidation of the Target ETF.  Certificates evidencing the Acquiring ETF’s shares will not be issued to the Target ETF’s shareholders.
Until the Closing Date of the proposed Reorganization, APs will continue to be able to redeem shares of the Target ETF at the NAV next determined after receipt of a redemption request in proper form by the Target ETF through Fund Services and only on a day on which the Exchange is open for business.  Redemption and purchase requests by APs received after the Closing Date will be treated as requests received for the redemption or purchase of shares of the Acquiring ETF received by the shareholder in connection with the Reorganization.  After the proposed Reorganization is consummated, all of the issued and outstanding shares of the Target ETF will be canceled on the books of the Target ETF and the transfer books of the Target ETF will be permanently closed.
Generally, the assets transferred by the Target ETF to the Acquiring ETF will include all investments of the Target ETF held in its portfolio as of the Valuation Date and all other assets of the Target ETF as of such time.  No sales charges will be imposed on the shares of the Acquiring ETF issued in connection with the proposed Reorganization.
Since the shares of the Acquiring ETF will be issued at NAV in exchange for the net assets of the Target ETF having a value equal to the aggregate NAV of the shares of the Target ETF as of the Valuation Date, the NAV per share of the Acquiring ETF should remain virtually unchanged solely as a result of the Reorganization.  Thus, the Reorganization should not result in dilution of the NAV of the Target ETF or the Acquiring ETF immediately following consummation of the Reorganization.  However, a shareholder of the Target ETF may end up with a different number of shares compared to what he or she originally held, but the total dollar value of shares held will remain the same.
If the Plan is approved by the Target ETF’s shareholders at the special meeting, all required regulatory approvals are obtained, and certain conditions are either met or waived, it is expected that the Reorganization will take place on [•], 2022, or such other date as is agreed to by the parties.  If the Plan is not approved by the Target ETF’s shareholders, then the Target ETF will continue to operate and the Target ETF’s Board of Directors may take any further action it deems to be in the best interest of the Target ETF and its shareholders, including liquidating the Target ETF, in all cases subject to approval by the Target ETF’s shareholders if required by applicable law.
15

B.	Terms of the Plan
The following is a summary of the significant terms of the Plan.  This summary is qualified in its entirety by reference to the Plan, which is attached hereto as Exhibit A.
Valuation.  The assets of the Target ETF will be valued as of the time at which the NAV is calculated pursuant to the valuation procedures set forth in the Acquiring ETF’s then current Prospectus and Statement of Additional Information on the Valuation Date, or at such time on such earlier or later date as may be mutually agreed on in writing by the parties.
The NAV of each share of the Acquiring ETF will be the NAV per share computed on the Valuation Date, using the market valuation procedures set forth in the Acquiring ETF’s then‑current Prospectus and Statement of Additional Information as of the Valuation Date.
Issuance and Distribution of the Acquiring ETF’s Shares.  On the Closing Date, the Acquiring ETF will deliver to the Target ETF a number of shares of the Acquiring ETF, the number of which will be determined by dividing (i) the value of the Target ETF’s assets, net of the Target ETF’s liabilities, as of the Valuation Date, computed pursuant to the valuation procedures set forth in the Acquiring ETF’s then‑current Prospectus and Statement of Additional Information, by (ii) the NAV of one share of the Acquiring ETF, as of the Valuation Date, computed using the market valuation procedures set forth in the Acquiring ETF’s then‑current Prospectus and Statement of Additional Information. The Target ETF will then distribute the shares of the Acquiring ETF received pro rata to their shareholders of record as of the Valuation Date in exchange for such shareholders’ proportional interests in the Target ETF. The Acquiring ETF’s shares received by the Target ETF’s shareholders will have the same aggregate NAV as such shareholder’s interest in the Target ETF as of the Valuation Date.
Expenses.  Red Gate and Hennessy Advisors will be responsible for paying their own professional fees, including legal and accounting fees, and other costs and expenses incurred by them or any of their affiliates in connection with the Reorganization, provided that Red Gate and Hennessy Advisors will bear equally the costs associated with soliciting and obtaining the proxy vote of the shareholders of the Target ETF, including the proxy advisory firm fees.
Required Approvals.  Assuming a quorum is present, the Plan will be approved by the affirmative “vote of a majority of the outstanding voting securities” (as such phrase is defined in the 1940 Act) of the Target ETF’s shareholders.  The “vote of a majority of the outstanding voting securities” means, with regard to shares of the Target ETF: the affirmative vote of the lesser of (i) 67% or more of the aggregate outstanding shares present at the meeting if more than 50% of the aggregate outstanding shares are present in person or by proxy or (ii) more than 50% of the aggregate outstanding shares of the Target ETF.
The approval of the Plan by the Target ETF’s shareholders is required for the consummation of the Reorganization.  If the Plan is not approved by the Target ETF’s shareholders, RBB may seek to adjourn the special meeting of shareholders to obtain sufficient votes to approve the Plan.
Amendments and Conditions.  Generally, the Plan may be amended by the mutual written consent of the parties thereto, notwithstanding approval thereof by Target ETF shareholders, provided that no such amendment will have a material adverse effect on the interests of such shareholders without their further approval.  The obligations of the Target ETF and the Acquiring ETF pursuant to the Plan are subject to various conditions, including the requisite approval of the Reorganization by the Target ETF’s shareholders, the receipt of a legal opinion as to tax matters, and the confirmation by RBB, on behalf of the Target ETF, and Hennessy Funds Trust, on behalf of the Acquiring ETF, of the continuing accuracy of their respective representations and warranties contained in the Plan.
16

Termination.  The Plan may be terminated, and the Reorganization abandoned, whether before or after the requisite approval by the shareholders of the Target ETF, at any time prior to the Closing Date, (i) by RBB if any conditions precedent to the obligations of the Target ETF have not been fulfilled or waived, (ii) by Hennessy Funds Trust if any conditions precedent to the obligations of the Acquiring ETF have not been fulfilled or waived, or (iii) by mutual consent of RBB and Hennessy Funds Trust.
Indemnification.  Hennessy Funds Trust and the Acquiring ETF have agreed to indemnify RBB and the Target ETF and its directors and officers from all liabilities that may arise in connection with, or as a result of, any breach of representation or warranty made by Hennessy Funds Trust, on behalf of the Acquiring ETF.
RBB and the Target ETF have agreed to indemnify Hennessy Funds Trust and the Acquiring ETF and its trustees and officers from all liabilities that may arise in connection with, or as a result of, any breach of representation or warranty made by RBB, on behalf of the Target ETF.
C.	Description of the Acquiring ETF’s Shares
Each share of the Acquiring ETF issued to a Target ETF shareholder in connection with the Reorganization will be duly authorized, validly issued, fully paid, and nonassessable when issued, and will be transferable without restriction and will have no preemptive or conversion rights.  The Acquiring ETF’s shares will be sold and redeemed based upon the NAV of the Acquiring ETF next determined after receipt of the purchase or redemption request.
D.	Reasons for the Reorganization Considered by the Target ETF’s Board of Directors
The Target ETF’s Board of Directors, including a majority of the Independent Directors, has determined that the interests of the Target ETF’s shareholders will not be diluted as a result of the proposed Reorganization and that the proposed Reorganization is in the best interests of the Target ETF’s shareholders.
The reasons that the Reorganization is proposed by Red Gate are described above under “Synopsis – Reasons for the Reorganization and Board Deliberations.”
If the Plan is not approved by the Target ETF’s shareholders, then the Target ETF will continue to operate and the Target ETF’s Board of Directors may take any further action it deems to be in the best interest of the Target ETF and its shareholders, including liquidating the Target ETF, in all cases subject to approval by the Target ETF’s shareholders if required by applicable law.
E.	Material U.S. Federal Income Tax Consequences
The following discussion summarizes certain material U.S. federal income tax consequences of the Reorganization, including an investment in the Acquiring ETF’s shares, that are applicable to shareholders of the Acquiring ETF. It is based on the Code, applicable U.S. Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy Statement/Prospectus and all of which are subject to change, including changes with retroactive effect.  The discussion below does not address any state, local, or foreign income tax or any other tax consequences of the Reorganization or of holding the Acquiring ETF’s shares.
17

Tax Treatment.  An Acquiring ETF shareholder’s tax treatment may vary depending on such shareholder’s particular situation.  Acquiring ETF shareholders may also be subject to special rules not discussed below if such shareholder is a certain kind of Target ETF shareholder, including, but not limited to, any of the following: (i) an insurance company; (ii) a tax-exempt organization; (iii) a financial institution or broker-dealer; (iv) a person who is neither a citizen nor resident of the United States nor an entity organized under the laws of the United States or a political subdivision thereof; (v) a shareholder who holds Target ETF shares as part of a hedge, straddle, or conversion transaction; (vi) a person who does not hold Target ETF shares as capital assets at the time of the Reorganization; (vii) a holder of Target ETF shares through a tax-deferred account; (viii) a private foundation; or (ix) an entity taxable as a partnership for U.S. federal income tax purposes or an investor in such an entity.
The Acquiring ETF has not requested and will not request an advance ruling from the Internal Revenue Service (“IRS”) as to the U.S. federal income tax consequences of the Reorganization or any related transaction.  The IRS could adopt positions contrary to those discussed below, and such positions could be sustained.  Target ETF shareholders are urged to consult with their own tax advisers and financial planners as to the particular tax consequences to them of the Reorganization and of holding Acquiring ETF shares, including the applicability and effect of any state, local, or foreign laws and the effect of possible changes in applicable tax laws.
Qualification of the Reorganization as Tax-Free “Reorganization” Under the Code.  The obligation of the Acquiring ETF and the Target ETF to consummate the Reorganization is contingent upon Hennessy Funds Trust’s receipt of an opinion from Foley & Lardner LLP, legal counsel to Hennessy Funds Trust, to the effect that the Reorganization will qualify as a “reorganization” under Section 368(a) of the Code. As a reorganization, no gain or loss would be recognized by the Target ETF upon the transfer of assets solely in exchange for shares of the Acquiring ETF and its assumption of liabilities (other than the excluded liabilities) or by shareholders of the Target ETF upon their exchange of Target ETF shares for Acquiring ETF shares.  The tax basis for the shares of the Acquiring ETF received by shareholders of the Target ETF would be the same as their tax basis for the shares of the Target ETF that are surrendered in the exchange. In addition, the holding period of the shares of the Acquiring ETF that are received in connection with the Reorganization would include the period during which the shares of the Target ETF to be exchanged were held, as long as the Target shares were held as capital assets by the exchanging shareholders on the date of the exchange.
The Target ETF and the Acquiring ETF have not made any investigation as to the state, local, or foreign tax consequences of the Reorganization to the ETFs or their shareholders.  Additionally, the Acquiring ETF and the Target ETF have not sought, and will not seek, a private letter ruling from the IRS with respect to the U.S. federal income tax consequences of the Reorganization.  The opinion of Foley & Lardner LLP with respect to the U.S. federal income tax consequences of the Reorganization is not binding on the IRS and does not preclude the IRS from adopting a contrary position.  The opinion above will be based on then-existing law, will be subject to certain assumptions, qualifications, and exclusions, and will be based in part on the truth and accuracy of certain representations by Hennessy Funds Trust on behalf of the Acquiring ETF.  Moreover, the opinion will be based upon certain assumptions and representations of the Target ETF and the Acquiring ETF, including that the shareholders of the Target ETF before the Reorganization will be substantially identical to the shareholders of the Acquiring ETF after the Reorganization.
18

Shareholders should consult their own advisors concerning potential tax consequences of the Reorganization to them, including any applicable foreign, state, or local income tax consequences.
F.	Comparison of Shareholder Rights
Set forth below is a discussion of the material similarities and differences in the rights of shareholders of the Target ETF versus the rights of shareholders of the Acquiring ETF.
Governing Law.  The Target ETF is organized as separate series of RBB. The Acquiring ETF is organized as a separate series of Hennessy Funds Trust.  RBB is organized as a corporation under Maryland law.  Hennessy Funds Trust is organized as a statutory trust under Delaware law.
RBB is authorized to issue 100,000,000,000 shares of common stock at a par value of $0.001 per share and to classify and reclassify any unissued shares of common stock.  Hennessy Funds Trust is authorized to issue an unlimited number of shares of beneficial interest, no par value and to classify or reclassify any issued shares or any series or classes into one or more series or classes.  The operations of the Target ETF and the Acquiring ETF are governed by their respective articles of incorporation or trust instruments, bylaws, and applicable law.
Shareholder Rights.  Under RBB’s organizational documents, shareholders of the Target ETF are not entitled to preemptive rights or conversion rights. Furthermore, shareholders of the Target ETF do not have dissenters’ or appraisal rights.
Shareholder Liability. Under Maryland law, shareholders of a Maryland corporation, like the Target ETF, are generally not subject to liability for the debts or obligations of the corporation. Under Delaware law, trustees and shareholders of a statutory trust are generally afforded by statute the same limited liability as their corporate counterparts and are permitted liberal indemnification rights. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the fund or the fund’s investment advisor was unable to meet its obligations. Both the Target ETF and the Acquiring ETF are required to indemnify their respective directors or trustees, as applicable, and officers against liabilities and expenses incurred in connection with proceedings relating to their positions as trustees, directors, or officers, except under certain limited circumstances relating to the culpability of such directors, trustees, or officers.
Board of Directors/Trustees. The Target ETF’s Board of Directors is comprised of seven Independent Directors and one interested director. The Acquiring ETF’s Board of Trustees is comprised of four Independent Trustees and one interested trustee.
For more information, refer to the Statement of Additional Information for the Target ETF, dated December 31, 2021, as supplemented to date, and the Statement of Additional Information for the Acquiring ETF, dated [•], 2022, as supplemented to date.
19

G.	Capitalization
The following tables show the capitalization of the Target ETF and the Acquiring ETF as of [•], 2022, giving effect to the proposed Reorganization. The tables are examples of the number of shares of the Target ETF that would be exchanged for shares of the Acquiring ETF if the Reorganization were consummated on [•], 2022, and they do not reflect the number of shares or value of shares that would actually be received if the Reorganization occurs on the Closing Date.
	Target ETF		Acquiring ETF*		Pro Forma Combined

Aggregate Net Assets	$	[•]	$0	$	[•]
Shares Outstanding		[•]	0		[•]
Net Asset Value Per Share	$	[•]	$0	$	[•]
* Prior to the proposed Reorganization, the Acquiring ETF is not expected to have any assets.
V.	INFORMATION ABOUT THE TARGET ETF AND THE ACQUIRING ETF
A.	Investment Objective and Investment Strategies
Target ETF
See the discussion under “Comparison of the Target ETF and the Acquiring ETF – Investment Objective and Principal Investment Policies” and “Principal Risk Factors” for a discussion of the Target ETF’s investment objective, investment strategies, and principal risks. For further discussion of the Target ETF’s investment objective, investment strategies, and risks, see the most current Prospectus of the Target ETF, as amended or supplemented.
Acquiring ETF
See the discussion under “Comparison of the Target ETF and the Acquiring ETF – Investment Objective and Principal Investment Policies” and “Principal Risk Factors” for a discussion of the Acquiring ETF’s investment objective, investment strategies, and principal risks.  In order to provide a degree of flexibility, the Acquiring ETF may change its investment objective without obtaining shareholder approval.  An investment objective is not a guarantee.
During periods of adverse market or economic conditions, the Acquiring ETF may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, the Acquiring ETF would not be pursuing its stated investment objective with its usual investment strategies. The Acquiring ETF may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by Hennessy Advisors. Money market instruments are high-quality, short-term fixed-income obligations (which generally have remaining maturities of one year or less) and may include U.S. Treasury securities, which are obligations issued or guaranteed by the U.S. government, and U.S. government agency and instrumentality obligations (“U.S. Government Securities”), commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Acquiring ETF may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. The Acquiring ETF, as an investor in a money market fund, will indirectly bear that fund’s fees and expenses, which will be in addition to the fees and expenses of the Acquiring ETF. Repurchase agreements involve certain risks not associated with direct investments in debt securities.
20

B.	Fees and Expenses
Target ETF
See the discussion under “Comparison Fee Tables and Examples.” See also the discussion of the Target ETF’s fees and expenses in the most current Prospectus of the Target ETF dated December 31, 2021, as amended or supplemented.
Acquiring ETF
See the discussion under “Comparison Fee Tables and Examples.”
C.	Investment Advisor, Sub-Advisors and Portfolio Managers
Target ETF
For a discussion of the Target ETF’s investment advisor, see the most current Prospectus of the Target ETF, as amended or supplemented.
A discussion regarding the basis for the Target ETF’s Board of Directors approving the investment advisory agreement and sub-advisory agreements for the Target ETF is available in the Annual Report to Shareholders for the Target ETF for the fiscal year ended August 31, 2021.
Acquiring ETF
A discussion regarding the basis for the Acquiring ETF’s Board of Trustees approving the investment advisory agreement with Hennessy Advisors for the Acquiring ETF will be available in the Semi-Annual Report to Shareholders for the Acquiring ETF for the period ended February 28, 2023.
Hennessy Advisors is the investment manager of the Acquiring ETF.  Hennessy Advisors, Inc. is located at 7250 Redwood Blvd., Suite 200, Novato, California 94945.  Hennessy Advisors has been providing investment advisory services since 1989.  Hennessy Advisors furnishes each series of Hennessy Funds Trust with office space and certain administrative services and provides most of the personnel needed by each series of Hennessy Funds Trust.
Hennessy Advisors has delegated the day-to-day management of the portfolio composition of the Acquiring ETF to Stance Capital, located at 131 Dartmouth Street, 3rd Floor, Boston, MA 02116.  Stance Capital is registered with the SEC as an investment advisor.  As of August 31, 2022, Stance Capital managed approximately $43.7 million in net assets on behalf of all series in RBB.
21

Vident Investment is responsible for selecting broker-dealers to execute purchase and sale transactions, as instructed by Stance Capital, subject to the supervision of Hennessy Advisors and the Acquiring ETF’s Board of Trustees. Vident Investment is located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, GA 30009. Vident Investment is registered with the SEC as an investment advisor.
The Target ETF and the Acquiring ETF
The portfolio managers for the Target ETF and the Acquiring ETF are set forth below.  The Acquiring ETF’s Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Acquiring ETF.
Bill Davis.  Mr. Davis founded Stance Capital to bring to market investment portfolios that mitigate material environmental, social, and governance risks and generate excess returns while at the same time allowing investors to align their portfolios with their belief systems.  Prior to forming Stance Capital, Mr. Davis was co-founder and Managing Director of Empirical Asset Management, and Portfolio Manager on EAM Sustainable Equity, a strategy he launched in 2014.  Prior to co-founding Empirical, he was the founder and CEO of Ze-gen, a venture and private equity backed renewable energy company.  Mr. Davis received a B.A. from Connecticut College, and his career in business has included serving as CEO or founder of numerous companies including Database Marketing Corporation, Holland Mark, and Cambridge Brand Analytics.  He serves on the Board of Ceres, chairs Ceres’ President’s Council, and leads a shareholder engagement effort within Climate Action 100+, a collaborative effort between United Nations Principles of Responsible Investment (UNPRI) and Ceres.
Kyle Balkissoon.  Mr. Balkissoon joined Stance Capital to leverage and advance state-of-the-art machine learning and analysis methods to help clients outperform while adhering to their values.  Prior to joining Stance Capital, Kyle led Cognitive Forecasting at IBM, where he was responsible for the development of large forecasting systems for clients in areas such as sales growth, crop yield, replenishment, demand forecasting, advertising, and others.  He was an independent data science consultant and led quantitative ESG research at Corporate Knights Capital.  Kyle has an M.SC in Financial Markets from EDHEC, a B.Sc in Mathematical Sciences from McMaster University, and a B.A. in Economics from McMaster University.  He has contributed to several open source packages in the quantitative finance space and given talks at various conferences in quantitative finance.
Rafael Zayas.  Mr. Zayas has over 15 years of trading and portfolio management experience in global equity products and exchange-traded funds.  He is SVP, Head of Portfolio Management and Trading at Vident Investment with a prior focus on international equities and specializing in managing and trading of developed, emerging, and frontier market portfolios.  Prior to joining Vident Investment, he was a Portfolio Manager at Russell Investments for over $5 billion in quantitative strategies across global markets, including emerging, developed, and frontier markets and listed alternatives.  Before that, he was an equity Portfolio Manager at BNY Mellon Asset Management, where he was responsible for $150 million in internationally listed global equity exchange-traded funds and assisted in managing $3 billion of global exchange-traded fund assets.  Mr. Zayas holds a B.S. in Electrical Engineering from Cornell University.  He also holds the Chartered Financial Analyst designation.
22

Ryan Dofflemeyer.  Mr. Dofflemeyer has over 16 years of trading and portfolio management experience across various asset classes, including both exchange-traded funds and mutual funds.  He is Senior Portfolio Manager for Vident Investment, specializing in managing and trading of global equity and multi-asset portfolios.  Prior to joining Vident Investment, he was a Senior Portfolio Manager at ProShares for over $3 billion in exchange-traded fund assets across global equities, commodities, and volatility strategies.  Before that, he was a Research Analyst at the Investment Company Institute in Washington DC.  Mr. Dofflemeyer holds a B.A. from the University of Virginia and an MBA from the University of Maryland.
D.	Payments to Broker-Dealers and Other Financial Intermediaries
The Target ETF
If you purchase shares of the Target ETF through a broker-dealer or other financial intermediary (such as a bank), the Target ETF and its related companies may pay the intermediary for the sale of shares of the Target ETF and other related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Target ETF over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.
The Acquiring ETF
If you purchase shares of the Acquiring ETF through a broker-dealer or other financial intermediary (such as a bank), the Acquiring ETF and its related companies may pay the intermediary for the sale of shares of the Acquiring ETF and other related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Acquiring ETF over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

E.	Net Asset Value
The Target ETF
For a discussion of how the offering price of the Target ETF’s shares is determined, see the most current Prospectus of the Target ETF, as amended or supplemented.
The Acquiring ETF
Shares of the Acquiring ETF are listed on a national securities exchange, such as the Exchange, and most investors will buy and sell shares of the Acquiring ETF through brokers at market prices, rather than NAV. Because shares of the Acquiring ETF trade at market prices rather than NAV, shares of the Acquiring ETF may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market.
The Acquiring ETF issues and redeems its shares at NAV only in large blocks known as “Creation Units,” which only APs (typically broker-dealers) may purchase or redeem. Creation Units generally consist of 5,000 shares, though this may change from time to time. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities.
23

The Acquiring ETF is new and therefore does not have any information regarding how often shares are traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Acquiring ETF. Once available, this information will be presented, free of charge, on the Acquiring ETF’s website at www.hennessyfunds.com.
F.	Shares
The Target ETF
For a discussion of the Target ETF’s shares, including how the shares may be purchased and redeemed, see the most current Prospectus of the Target ETF, as amended or supplemented.
The Acquiring ETF
How to Purchase and Redeem Shares.  The Acquiring ETF issues and redeems its shares at NAV only in Creation Units.  Only APs may acquire shares directly from the Acquiring ETF, and only APs may tender their shares for redemption directly to the Acquiring ETF, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a DTC participant (as discussed below).  In addition, each AP must execute a Participant Agreement that has been agreed to by the Acquiring ETF’s distributor, and that has been accepted by the Acquiring ETF’s transfer agent, with respect to purchases and redemptions of Creation Units.  Once created, the Acquiring ETF’s shares trade in the secondary market in quantities less than a Creation Unit.  Most investors buy and sell shares in secondary market transactions through brokers.  The Acquiring ETF’s shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.  When buying or selling the Acquiring ETF’s shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round-trip (purchase and sale) transaction.  In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy shares, and receive less than NAV when you sell those shares.
Book Entry.  The Acquiring ETF’s shares are held in book-entry form, which means that no stock certificates are issued.  The DTC or its nominee is the record owner of all outstanding shares of the Acquiring ETF.  Investors owning the Acquiring ETF’s shares are beneficial owners as shown on the records of DTC or its participants.  DTC serves as the securities depository for all shares.  DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC.  As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares.  Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants.  These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.
Share Trading Prices on the Exchange.  Trading prices of the Acquiring ETF’s shares on the Exchange may differ from the Acquiring ETF’s daily NAV. Market forces of supply and demand, economic conditions, and other factors may affect the trading prices of the Acquiring ETF’s shares.  Neither the Acquiring ETF nor the Exchange intends to disseminate the approximate share value of the Acquiring ETF’s Portfolio Reference Basket, but arbitrageurs and market participants could use the component securities in the Portfolio Reference Basket to calculate intraday values that approximate the value of the Actual Portfolio.  Intraday pricing information for all constituents of the Portfolio Reference Basket for the Acquiring ETF that are exchange-traded, which includes all eligible instruments except cash and cash equivalents, is available on the exchanges on which they are traded or through major market data vendors or subscription services.  Intraday pricing information for cash equivalents is available through major market data vendors, subscription services, or pricing services.  Any such IIV should not be viewed as a ‘‘real-time’’ update of the NAV per share of the Acquiring ETF because (i) the IIV is not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day, (ii) the calculation of NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV, (iii) unlike the calculation of NAV, the IIV does not take into account the Acquiring ETF’s expenses, and (iv) the IIV is based on the Portfolio Reference Basket and not on the Acquiring ETF’s Actual Portfolio. The Acquiring ETF is not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.
24

Frequent Purchases and Redemptions of Shares.  The Acquiring ETF imposes no restrictions on the frequency of purchases or redemptions of the Acquiring ETF’s shares.  In determining not to approve a written, established policy, the Acquiring ETF’s Board of Trustees evaluated the risks of market timing activities by shareholders of the Acquiring ETF.  Purchases and redemptions by APs, who are the only parties that may purchase or redeem the Acquiring ETF’s shares directly with the Acquiring ETF, are an essential part of the ETF process and help keep share trading prices in line with NAV.  As such, the Acquiring ETF accommodates frequent purchases and redemptions by APs.  However, the Acquiring ETF’s Board of Trustees has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains or losses.  To minimize these potential consequences of frequent purchases and redemptions, the Acquiring ETF employs fair value pricing and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Acquiring ETF in effecting trades.  In addition, the Acquiring ETF reserves the right to reject any purchase order at any time.
Delivery of Shareholder Documents. To help keep the Acquiring ETF’s costs as low as possible, Hennessy Funds Trust generally delivers a single copy of shareholder reports, proxy statements, and other prospectuses to shareholders who share an address and have the same last name.  This process does not apply to account statements.  You may request an individual copy of a shareholder document at any time.  If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.
Electronic Delivery.   The Acquiring ETF offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit hennessyfunds.com.  To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund services at 1-800-261-6950 or 1-414-765-4124.
25

G.	Performance and Portfolio Turnover
Target ETF
For a discussion of the Target ETF’s performance during the fiscal year ended August 31, 2021, and of the portfolio turnover of the Target ETF, see the Annual Report to Shareholders for the Target ETF for the fiscal year ended August 31, 2021.
Acquiring ETF
This section would normally include a bar chart and a table showing how the Acquiring ETF has performed and how its performance has varied from year to year.  Because the Acquiring ETF has not commenced operations prior to the date of this Proxy Statement/Prospectus, the bar chart and table are not shown.
Because the investment objective and principal investment strategies of the Acquiring ETF will be the same as the Target ETF and the entity providing day-to-day portfolio management services to the Acquiring ETF will be the same as for the Target ETF, the performance history of the Target ETF is expected to carry over to the Acquiring ETF.
Performance information for the Target ETF is available in the most current Prospectus of the Target ETF, as amended or supplemented, which is on file with the SEC and incorporated by reference into this Proxy Statement/Prospectus, and which has previously been provided to the Target ETF’s shareholders.  Of course, past performance does not predict future results.
Portfolio turnover information for the Acquiring ETF is not available because the Acquiring ETF has not commenced operations as of the date of this Proxy Statement/Prospectus.  Portfolio turnover information for the Target ETF is available in the most current Prospectus of the Target ETF, as amended or supplemented, which is on file with the SEC and incorporated by reference into this Proxy Statement/Prospectus, and which has previously been provided to the Target ETF’s shareholders.
H.	Taxes, Dividends, and Distributions
The Target ETF
For a discussion of the Target ETF’s policy with respect to dividends and distributions and the tax consequences of an investment in the Target ETF’s shares, see the most current Prospectus of the Target ETF, as amended or supplemented.
The Acquiring ETF
Dividends and Distributions.  The Acquiring ETF intends to pay out dividends, if any, and distribute any net realized capital gain to its shareholders at least annually, usually in December. The Acquiring ETF may make additional distributions, if necessary, to comply with the distribution requirements of the Code.  Brokers may make the DTC book-entry dividend reinvestment service available to their customers who own the Acquiring ETF’s shares.  If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the Acquiring ETF purchased on the secondary market. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Acquiring ETF’s shareholders to adhere to specific procedures and timetables.

26

Tax Information. The following discussion generally describes the U.S. federal income tax treatment of distributions by the Acquiring ETF. This section of the Proxy Statement/Prospectus provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable U.S. Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy Statement/Prospectus and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local, or foreign tax matters or any U.S. federal estate or gift tax matters.  Please see the Statement of Additional Information for additional federal income tax information.
The Acquiring ETF has elected to be treated and intends to qualify each year as a RIC. A RIC is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. However, the Acquiring ETF’s failure to qualify as a RIC would result in corporate level taxation and consequently, a reduction in income available for distribution to you as a shareholder.
Taxes on Distributions. The Acquiring ETF intends to distribute, at least annually, substantially all of its net investment income and net capital gains income. For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Acquiring ETF owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Sales of assets held by the Acquiring ETF for more than one year generally will result in long-term capital gains and losses, and sales of assets held by the Acquiring ETF for one year or less generally will result in short-term capital gains and losses. Distributions of the Acquiring ETF’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Acquiring ETF as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates.  Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional shares.
Distributions reported by the Acquiring ETF as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Acquiring ETF receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. The amount of the Acquiring ETF’s distributions that qualify for this favorable treatment may be reduced as a result of the Acquiring ETF’s securities lending activities, if any, a high portfolio turnover rate, or investments in non-qualified foreign corporations. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Acquiring ETF that are attributable to dividends received by the Acquiring ETF from U.S. corporations, subject to certain limitations.  The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Acquiring ETF’s securities lending activities, if any, by a high portfolio turnover rate, or by investments in non-U.S. corporations. Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Acquiring ETF.
27

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains distributions and capital gains realized on the sale of the Acquiring ETF’s shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
In general, your distributions are subject to U.S. federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Acquiring ETF before your investment (and thus were included in the Acquiring ETF shares’ NAV when you purchased your shares).
You may wish to avoid investing in the Acquiring ETF shortly before a dividend or other distribution, because such a distribution will generally be taxable to you even though it may economically represent a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”
Taxes When the Acquiring ETF’s Shares are Sold on the Exchange. For U.S. federal income tax purposes, any capital gain or loss realized upon a sale of the Acquiring ETF’s shares generally is treated as a long-term capital gain or loss if shares have been held for more than 12 months and as a short-term capital gain or loss if shares have been held for 12 months or less. However, any capital loss on a sale of the Acquiring ETF’s shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such shares. Any loss realized on a sale will be disallowed to the extent the Acquiring ETF’s shares are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of the Acquiring ETF’s shares. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Acquiring ETF’s shares acquired.
Taxes on Purchases and Redemptions of Creation Units. An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the AP’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Any gain or loss realized by an AP upon a creation of Creation Units will be treated as capital gain or loss if the AP holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held by the AP for more than 12 months, and otherwise will be short-term capital gain or loss.
Hennessy Funds Trust, on behalf of the Acquiring ETF, has the right to reject an order for a purchase of Creation Units if the AP (or a group of APs) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of the Acquiring ETF and if, pursuant to Section 351 of the Code, the Acquiring ETF would have a basis in the securities different from the market value of such securities on the date of deposit. Hennessy Funds Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Acquiring ETF does issue Creation Units to an AP (or group of APs) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of the Acquiring ETF, the AP (or group of APs) may not recognize gain or loss upon the exchange of securities for Creation Units.
28

An AP who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the AP’s basis in the Creation Units. Any gain or loss realized by an AP upon a redemption of Creation Units will be treated as capital gain or loss if the AP holds the shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held by the AP for more than 12 months, and otherwise will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable AP of long-term capital gains with respect to the Creation Units (including any amounts credited to the AP as undistributed capital gains).
The Acquiring ETF may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Acquiring ETF may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Acquiring ETF to recognize investment income or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Acquiring ETF may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.
Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.
I.	Financial Highlights
The Target ETF
The financial highlights for the Target ETF since inception are attached hereto as Exhibit B.
The Acquiring ETF
Financial information is not available because the Acquiring ETF has not commenced operations as of the date of this Proxy Statement/Prospectus. The Acquiring ETF will be the successor to the accounting and performance information of the Target ETF after consummation of the Reorganization.
J.	Distribution Arrangements
The Target ETF
For a discussion of the Target ETF’s distribution arrangement, see the most current Prospectus of the Target ETF, as amended or supplemented.
29

The Acquiring ETF
The Distributor serves as the distributor for the Acquiring ETF pursuant to a distribution agreement with Hennessy Funds Trust. Shares of the Acquiring ETF are continuously offered for sale by the Distributor only in Creation Units. Each Creation Unit is made up of at least 5,000 shares. The Distributor will not distribute the Acquiring ETF’s shares in amounts less than a Creation Unit. The Distributor distributes the Acquiring ETF’s shares on a best efforts basis.
K. Fiscal Year
August 31 is the fiscal year end of the Target ETF and the Acquiring ETF, however the fiscal year of the Acquiring ETF may change following the closing of the Reorganization in compliance with applicable laws.
VI. VOTING INFORMATION
All shares of the Target ETF are entitled to vote on the proposals. The presence of one-third of the Target ETF’s outstanding shares present in person or represented by proxy and entitled to vote at a shareholders’ meeting constitutes a quorum at such meeting. Shareholders of the Target ETF will vote together to approve the Plan. Assuming a quorum is present, the Plan will be approved by the affirmative “vote of a majority of the outstanding voting securities” (as such phrase is defined in the 1940 Act) of shareholders of the Target ETF. The “vote of a majority of the outstanding voting securities” means, with regard to shares of the Target ETF, the affirmative vote of the lesser of (i) 67% or more of the aggregate outstanding shares present at the meeting if more than 50% of the aggregate outstanding shares are present in person or by proxy or (ii) more than 50% of the aggregate outstanding shares.
The approval of the Plan by the Target ETF’s shareholders is required for the consummation of the Reorganization on behalf of the Target ETF. If the Plan is not approved by the Target ETF’s shareholders, RBB may seek to adjourn the special meeting of shareholders to obtain sufficient votes to approve the Plan.
All shares represented by each properly signed proxy received before the meeting will be voted at the special meeting.  Proxies may be voted by mail, by telephone at the toll-free telephone number listed on the enclosed proxy card, or via the Internet at the website shown on the enclosed proxy card. If a shareholder specifies how the proxy is to be voted on any business properly to come before the special meeting, it will be voted in accordance with instruction given.  If no choice is indicated on the proxy, it will be voted “FOR” approval of the Reorganization.  If any other matters come before the special meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.
All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum.  Approval of the Plan to implement the Reorganization will occur only if a sufficient number of votes are cast “FOR” that proposal. Abstentions and broker non-votes do not constitute a vote “FOR” and will have no effect on the outcome of the voting.
Shareholders are also being asked to vote on a proposal to adjourn the special meeting to solicit additional proxies if a quorum does not exist or if a quorum exists but there are insufficient votes at the time of the adjournment to approve the Plan.  Any business that might have been transacted at the special meeting may be transacted at any such adjourned session at which a quorum is present. Approval of the proposal to adjourn the special meeting to solicit additional proxies if there are insufficient votes at the time of the adjournment to approve the Plan, requires a majority of the votes represented at the special meeting, whether or not a quorum is present.  The special shareholder meeting may be held as adjourned without further notice if such time and place are announced at the special meeting at which the adjournment is taken and the adjourned meeting is held within a reasonable time after the date set for the original meeting unless a new record date of the adjourned meeting is fixed by the Target ETF’s Board of Directors. Notice of any such adjourned meeting will be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the Target ETF’s bylaws.
30

With respect to the proposal to adjourn, there will be no broker non-votes and abstentions will have no effect on the outcome of the proposal.  Unless marked to the contrary, proxies received will be voted “FOR” the proposal to adjourn.
A.	Method and Cost of Solicitation
This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the Target ETF’s Board of Directors for use at the special meeting. It is expected that the solicitation of proxies will be primarily by mail, telephone and via the Internet.  Red Gate and Hennessy Advisors will bear equally the costs associated with soliciting and obtaining the proxy vote of the shareholders of the Target ETF, including the proxy advisory firm fees. The total expenses of the Reorganization are estimated to be approximately $[•].
Hennessy Advisors has retained, at its expense, [•] to assist in the solicitation of proxies. The cost of solicitation for the Reorganization is currently estimated to be approximately $[•] in the aggregate.
B.	Right of Revocation
Any shareholder giving a proxy may revoke it before it is exercised at the special meeting by submitting to the Secretary of RBB a written notice of revocation or a subsequently signed proxy card, or by attending the special meeting and voting in person. A prior proxy can also be revoked through the website or toll-free telephone number listed on the enclosed proxy card. If not so revoked, the shares represented by the proxy will be cast at the special meeting and any postponements or adjournments thereof. Attendance by a shareholder at the special meeting does not, in itself, revoke a proxy.
C.	Voting Securities and Principal Holders
Shareholders of the Target ETF at the close of business on [•], 2022 (the “Record Date”), will be entitled to be present and vote at the special meeting. Each outstanding share is entitled to one vote.  As of the Record Date, there were [•] shares of the Target ETF outstanding and entitled to vote (including omnibus accounts representing multiple underlying beneficial owners such as those in the names of brokers), representing total net assets of approximately $[•].
Principal Holders of the Target ETF
Any person owning, directly or indirectly, more than 25% of the outstanding shares of the Target ETF is presumed to control the Target ETF. Principal holders are persons who own 5% or more of the outstanding shares of the Target ETF. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. As of the Record Date, the Target ETF does not have information regarding the record or beneficial ownership of shares of the Target ETF held in the names of DTC participants, as DTC has not provided the Target ETF with access to such information.

31

As of the Record Date, the officers and trustees of the Target ETF, as a group, owned of record and beneficially [•]% of the outstanding shares of the Target ETF.
Principal Holders of the Acquiring ETF
The Acquiring ETF is a newly created fund and has not issued any securities.
VII.	ADDITIONAL INFORMATION
Documents that relate to the Target ETF are available, without charge, by writing to RBB c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, by calling 1-609-731-6256 or over the Internet at www.rbbfund.com.
Documents that relate to the Acquiring ETF will be available, without charge, by writing to Hennessy Funds Trust at 7250 Redwood Blvd., Suite 200, Novato, California 94945, by calling 1‑800-966-4353 or 1-415-899-1555 or over the Internet at hennessyfunds.com.
The Target ETF and the Acquiring ETF are subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy materials, and other information relating to the Target ETF and the Acquiring ETF, respectively, with the SEC. Reports, proxy and information statements, and other information filed by the Target ETF and the Acquiring ETF, can be obtained by calling or writing the ETFs and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at 100 F Street, N.E., Washington DC 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington D.C. 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).
It is expected that this Proxy Statement will be mailed to shareholders on or about [•], 2022.
VIII.	MISCELLANEOUS INFORMATION
A.	Other Business
The Target ETF’s Board of Directors knows of no other business to be brought before the special meeting. If any other matters come before the special meeting, it is the intention of the Target ETF’s Board of Directors that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed form of proxy.
B.	Next Meeting of Shareholders
The Target ETF is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Target ETF seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization is not completed, the next meeting of the shareholders of the Target ETF will be held at such time as the Target ETF’s Board of Directors may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Target ETF at its office at a reasonable time before the meeting, as determined by the Target ETF’s Board of Directors, to be included in the Target ETF’s Proxy Statement and form of proxy relating to that meeting, and it must satisfy all other legal requirements.
32

C.	Legal Matters
The validity of the issuance of the Acquiring ETF’s shares will be passed upon by Foley & Lardner LLP, Milwaukee, Wisconsin.
D.	Experts
The financial statements of the Target ETF are incorporated by reference in the Statement of Additional Information, which is part of such Registration Statement, to the Target ETF’s Annual Report to Shareholders and have been audited by [•], an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
By Order of the Board of Directors of The RBB Fund, Inc.

                                                                                              _________________________________

Steven Plump
President
[•], 2022
33

                                            EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of this [___] day of [______], 2022, by and between Hennessy Funds Trust, a Delaware statutory trust (“Hennessy Funds Trust”), on behalf of the Hennessy Stance ESG Large Cap ETF (the “New Fund”), and The RBB Fund, Inc., a Maryland corporation (“RBB Fund”), on behalf of the Stance Equity ESG Large Cap Core ETF (the “Existing Fund”). Shareholders of the Existing Fund are referred to herein as “Investors.” (Each of Hennessy Funds Trust and RBB Fund is sometimes referred to herein as a “Party,” and collectively, “Parties,” and each of New Fund and Existing Fund is sometimes referred to herein as a “Fund.”)
Hennessy Advisors, Inc. (“Hennessy Advisors”) joins this Agreement solely for purposes of this paragraph, Section 9 and Section 11.2. Hennessy Advisors represents and warrants that the execution, delivery, and performance of this Agreement by Hennessy Advisors will have been duly authorized prior to the Closing Date (as defined in the preamble to Section 3) by all necessary action on the part of Hennessy Advisors, and this Agreement will constitute a valid and binding obligation of Hennessy Advisors enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights, and to general equity principles.
In accordance with the terms and conditions set forth in this Agreement, the Parties desire that all of the assets of the Existing Fund (the “Assets”) be transferred to the New Fund (which is being established solely for the purpose of acquiring those Assets and continuing Existing Fund’s business), and that the New Fund assume all liabilities, expenses, costs, charges, and reserves of the Existing Fund, whether absolute or contingent, known or unknown, accrued or unaccrued (other than Excluded Liabilities, as defined herein) (the “Liabilities”), in exchange for shares of beneficial interest of the New Fund, as applicable (“Shares”), and that these Shares be distributed pro rata by the Existing Fund to its Investors in liquidation of the Existing Fund immediately after the Closing (as defined in the preamble to Section 1).
“Excluded Liabilities” means any liabilities arising out of the termination of any of the agreements identified on Schedule A to this Agreement. The New Fund shall not assume any liability for any obligation of the Existing Fund under this Agreement or any obligation of the Existing Fund to file reports with the Securities and Exchange Commission (the “SEC”), Internal Revenue Service or any other federal, state, or local regulatory or tax authority covering any reporting period ending prior to or at the Closing Date with respect to the Existing Fund.
This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations thereunder, and that the New Fund and the Existing Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization (as defined in the preamble to Section 1).
Each Party’s board of trustees/directors (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)), of either Party, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of its Fund that is a series thereof and, in the case of Existing Fund, that the interests of the Investors will not be diluted as a result of the Reorganization.

In consideration of the mutual promises and of the covenants and agreements hereinafter set forth, the Parties hereto, intending to be legally bound hereby, covenant and agree as follows:
1.	PLAN OF REORGANIZATION
Subject to the terms and conditions herein set forth, and on the basis of the representations and warranties contained herein, the Existing Fund shall assign, sell, convey, deliver, and otherwise transfer all of its Assets to the New Fund and the New Fund shall continue the business of and assume the Existing Fund’s Liabilities. The New Fund shall, as consideration therefor, on the Closing Date, deliver to the Existing Fund, a number of  Shares, the number of which shall be determined by dividing (a) the value of said Assets, net of the Liabilities, computed in the manner and as of the time and date set forth in Section 2.1, by (b) the net asset value of one Share computed in the manner and as of the time and date set forth in Section 2.2. Such transfer, delivery, and assumption shall take place as provided for in Section 3 (hereinafter referred to as the “Closing”). Immediately following the Closing, the Existing Fund shall distribute the appropriate number of Shares to the Investors of the Existing Fund in liquidation of the Existing Fund, as provided in Section 1.4 hereof. The Agreement and transactions contemplated hereunder for the Existing Fund and the New Fund are hereinafter referred to as the “Reorganization.”
1.1 (a) With respect to the Existing Fund, the Assets shall consist of all property and assets of every kind and any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, instruments, claims and rights of action, and receivables (including dividend and interest receivables) owned by the Existing Fund, and any prepaid expenses shown as an asset on the Existing Fund’s books on the Closing Date.
(b) Not less than 10 calendar days before the Closing Date, the Existing Fund will provide the New Fund with a schedule of its Assets and Liabilities, and upon receipt of the schedule, the New Fund will (i) provide the Existing Fund with a copy of the current investment objective and policies applicable to the New Fund or (ii) confirm if any changes to the investment objective and policies applicable to the New Fund have been made since the filing of the Registration Statement (as defined in Section 4.6). The Existing Fund reserves the right to sell or otherwise dispose of any of the securities or other Assets shown on the list of the Existing Fund’s Assets before the Closing Date, and will notify the New Fund if it acquires any additional securities between such time and the Closing Date.
The Existing Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, to discharge all of its known liabilities and obligations prior to the Closing Date (other than the obligations set forth in this Agreement). The New Fund will assume all of the Liabilities of the Existing Fund other than the Excluded Liabilities. The New Fund shall not assume any Liability for any obligation of the Existing Fund to file reports with the SEC, Internal Revenue Service or other regulatory or tax authority covering any reporting period ending prior to or at the Closing Date with respect to the Existing Fund. Subject to the terms and conditions hereof, at and after the Closing, the Liabilities of the Existing Fund (other than the Excluded Liabilities) shall become and be the Liabilities of the New Fund and may be enforced against the New Fund to the extent as if the same had been incurred by the New Fund.

1.2 Immediately following the Closing, the Existing Fund will distribute the Shares received by the Existing Fund pursuant to the preamble to Section 1 pro rata to its Investors of record determined as of the close of business on the Closing Date in complete liquidation of the Existing Fund. Holders of shares of the Existing Fund will receive the Shares. The distribution will be accomplished by proper instructions, provided and signed by an authorized officer of Hennessy Funds Trust, to transfer Shares then credited to the Existing Fund’s account on the books of the New Fund to open accounts on the books of the New Fund established and maintained by the New Fund’s transfer agent in the names of record of the Existing Fund’s Investors and representing the number of Shares due to each Investor of the Existing Fund. All issued and outstanding shares of the Existing Fund will be cancelled therewith on the Existing Fund’s books, and any outstanding share certificates representing interests in the Existing Fund will represent only the right to receive such number of Shares after the Closing as determined in accordance with the preamble to Section 1. Hennessy Funds Trust shall not issue certificates representing the Shares issued in connection with the Reorganization.
1.3 Following the transfer of the Assets by the Existing Fund to the New Fund, the assumption of the Liabilities by the New Fund, and the distribution by the Existing Fund of the Shares received by it pursuant to Section 1.3. the Existing Fund shall terminate its qualification, classification, and registration with all appropriate federal and state agencies. Any reporting or other responsibility of the Existing Fund is and shall remain the responsibility of the Existing Fund up to and including the date on which the Existing Fund is terminated and deregistered, subject to any reporting or other obligations described in Section 4.8.
2.	VALUATION
2.1 The value of the Assets shall be computed as of the time at which net asset value is calculated pursuant to the valuation procedures set forth in the Existing Fund’s then-current Prospectus and Statement of Additional Information on the business day immediately preceding the Closing Date, or at such time on such earlier or later date as may mutually be agreed upon in writing among the Parties hereto (such time and date the “Valuation Date”). As of the close of business on the Valuation Date, the movement of records and materials of the Existing Fund, and conversion thereof, to the fund accounting and administrative services agent of the New Fund shall commence for completion prior to the Closing Date.
2.2 The net asset value of each Share shall be the net asset value per share computed on the Valuation Date, using the market valuation procedures set forth in the New Fund’s then‑current Prospectus and Statement of Additional Information.

2.3 The number of Shares to be issued in exchange for the Assets shall be determined by multiplying the outstanding shares of the Existing Fund by the ratio computed by dividing the net asset value per share of the Existing Fund by the net asset value per Share on the Valuation Date, determined in accordance with Section 2.2.
2.4 All computations of value contemplated of the New Fund shall be made by the New Fund’s administrator in accordance with its regular practice as pricing agent. The New Fund shall cause its administrator to deliver a copy of its valuation report to the Existing Fund promptly following the Closing. All computations of value contemplated of the Existing Fund shall be made by the Existing Fund’s administrator in accordance with its regular practice as pricing agent. The Existing Fund shall cause its administrator to deliver a copy of its valuation report to the New Fund promptly following the Closing.
2.5 The Existing Fund and the New Fund agree to use all commercially reasonable efforts to resolve prior to the Closing Date any material pricing differences between the prices of Assets determined in accordance with the valuation procedures of the Existing Fund and those determined in accordance with the valuation procedures of the New Fund. All computations of value shall be subject to confirmation by each Fund’s respective independent registered public accounting firm upon reasonable request of a Fund.
3.	CLOSING AND CLOSING DATE
The Closing for the Reorganization shall occur immediately after the close of business (4:00 p.m., Eastern Time) on [___], 2022, or on such other date as may be mutually agreed upon in writing by the Parties hereto (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously, immediately after the close of business on the Closing Date unless otherwise provided.
3.1 The New Fund’s custodian shall deliver at the Closing evidence that (a) the Assets have been delivered in proper form to the New Fund as of the Closing Date and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, by the Existing Fund in conjunction with the delivery of the Assets.
3.2 The Existing Fund shall deliver or cause its transfer agent to deliver at the Closing to the Secretary of the New Fund a certificate of an authorized officer stating the number and percentage ownership of outstanding shares of the Existing Fund owned by each Investor as of the Closing Date. The New Fund shall issue and deliver or cause its transfer agent to issue and deliver to the Secretary of the Existing Fund a confirmation evidencing the number of Shares to be credited on the Closing Date or provide evidence satisfactory to the Existing Fund that such Shares have been credited to the Existing Fund’s account on the books of the New Fund. At the Closing, each Party shall deliver to each other such bills of sale, checks, assignments, share certificates, receipts and/or other documents, if any, that the other Party or its counsel may reasonably request.
3.3 Notwithstanding anything herein to the contrary, if on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the New Fund, accurate appraisal of the value of the Assets, net of Liabilities, of the New Fund or the Existing Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

4.	COVENANTS WITH RESPECT TO THE NEW FUND AND THE EXISTING FUND
4.1 With respect to the Existing Fund, RBB Fund has called or will call a meeting of Investors to consider and act upon this Agreement (the “Shareholders Meeting”) and to take all other actions reasonably necessary to obtain the approval of the transactions contemplated herein, including approval for the Existing Fund’s liquidating distribution of Shares contemplated hereby, and for the Existing Fund to terminate its qualification, classification, and registration if requisite approvals are obtained with respect to the Existing Fund. RBB Fund, on behalf of the Existing Fund, shall assist Hennessy Funds Trust, on behalf of the New Fund, in preparing the notice of meeting, form of proxy and proxy statement/prospectus (collectively, “Proxy Materials”) to be used in connection with that meeting and the registration statement on Form N-14 to be prepared by Hennessy Funds Trust pursuant to Section 4.6.
4.2 RBB Fund, on behalf of the Existing Fund, covenants that the Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
4.3 RBB Fund, on behalf of the Existing Fund, will assist the New Fund in obtaining such information as the New Fund reasonably request concerning the beneficial ownership of shares of the Existing Fund.
4.4 Subject to the provisions hereof, Hennessy Funds Trust, on behalf of the New Fund, and RBB Fund, on behalf of the Existing Fund, will take, or cause to be taken, all actions, and do, or cause to be done, all things reasonably necessary, proper, or advisable to consummate and make effective the transactions contemplated herein.
4.5 The Existing Fund shall furnish to the New Fund on the Closing Date, a final statement of the total amount of the Existing Fund’s Assets and Liabilities as of the Closing Date.
4.6 Hennessy Funds Trust, on behalf of the New Fund, has prepared and filed, or will prepare and file, with the SEC a registration statement on Form N-14 under the Securities Act of 1933, as amended, and the regulations thereunder (the “1933 Act”), relating to the Shares (the “Registration Statement”). The Existing Fund has provided or will provide the New Fund with necessary or advisable information and disclosure relating to the Existing Fund for inclusion in the Proxy Materials, which are part of the Registration Statement, and with such other information and documents relating to the Existing Fund as are requested by the New Fund and as are reasonably necessary or advisable for the preparation of the Registration Statement.

4.7 After the Closing, Hennessy Funds Trust shall or shall cause its agents to prepare any federal, state or local tax returns, including any Forms 1099, required to be filed by the New Fund, which returns shall include the activity of the Existing Fund for the period [____], 2022, through the close of business on the Valuation Date, and shall further cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.
4.8 Following the Closing, RBB Fund, on behalf of the Existing Fund, will file promptly any final regulatory reports, including but not limited to any Form N-CEN and Rule 24f-2 filings with respect to the Existing Fund and also will take all other steps as are necessary and proper to effect the termination or declassification of the Existing Fund in accordance with the laws of Maryland and other applicable requirements.
4.9 Hennessy Funds Trust and RBB Fund will provide each other and it respective representatives with such cooperation, assistance, and information as either of them reasonably may request of the other in filing any tax returns, amended return, or claim for refund, in determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes, or in determining the financial reporting of any tax position.
4.10  Hennessy Funds Trust covenants to use all reasonable efforts to obtain appropriate approvals and authorizations required by the 1933 Act and the 1940 Act in order to commence and continue the New Fund’s operations after the Closing Date.
4.11 Except where otherwise required by law, the Parties shall not take a position on any tax returns inconsistent with the treatment of the Reorganization for tax purposes as a “reorganization,” within the meaning of Section 368(a)(1) of the Code, and the New Fund and the Existing Fund will comply with the recordkeeping and information filing requirements of Section 1.368-3 of the Treasury Regulation in accordance therewith.
5.	REPRESENTATIONS AND WARRANTIES
5.1 Hennessy Funds Trust, on behalf of the New Fund, represents and warrants to the RBB Fund, on behalf of the Existing Fund, as of the date hereof and as of the Closing Date as follows:
(a) (i) Hennessy Funds Trust was duly created pursuant to its Trust Instrument by its Board of Trustees for the purpose of acting as a management investment company under the 1940 Act, and is validly existing under the laws of Delaware, and the Trust Instrument directs the Board of Trustees to manage the affairs of Hennessy Funds Trust and grants them all powers necessary or desirable to carry out such responsibility, and (ii) Hennessy Funds Trust is registered as an investment company classified as an open-end management company, under the 1940 Act, and its registration with the SEC as an investment company is in full force and effect;
(b) The New Fund is a legally designated, separate series of Hennessy Funds Trust, duly organized and validly existing under the laws of Delaware, and has power (or will have power after its establishment) to own all of its properties and assets and to carry out its obligations under this Agreement;

(c) The Registration Statement with respect to Hennessy Funds Trust and the New Fund conforms or will conform, at all times up to and including the Closing Date, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and does not include or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
(d) The New Fund is not in violation of, and the execution, delivery, and performance of this Agreement by Hennessy Funds Trust, for itself and on behalf of the New Fund, does not and will not (i) violate the Trust Instrument or Bylaws of Hennessy Funds Trust, or (ii) result in a breach or violation of, or constitute a default under, any material agreement or material instrument or other undertaking, to which Hennessy Funds Trust is a party or by which its properties or assets are bound;
(e) Except as previously disclosed in writing to the Existing Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best knowledge of Hennessy Funds Trust, threatened against the New Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the financial condition or the conduct of business, Hennessy Funds Trust knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the New Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;
(f) The New Fund was established by the Board of Trustees of Hennessy Funds Trust in order to effect the transactions described in this Agreement. Because the New Fund was formed solely for the purpose of consummating the Reorganization with the Existing Fund, the New Fund will not hold more than a nominal amount of assets necessary to facilitate its organization and will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations) between the date hereof and the Closing Date;
(g) As of the Closing Date, the New Fund will have no shares of beneficial interest issued and outstanding prior to the consummation of the Reorganization. On and after the Closing Date, the authorized capital of the New Fund will consist of an unlimited number of shares of beneficial interest, no par value per share. The Shares to be issued to the Existing Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and, except as set forth in the New Fund’s registration statement, non-assessable by the New Fund, and no shareholder of the New Fund will have any preemptive right of subscription or purchase in respect thereof. Further, the issuance of such Shares will be in compliance with all applicable federal and state securities laws, including blue sky laws;

(h) As of the Closing Date, (i) no federal, state, or other tax returns of the New Fund will have been required by law to be filed and no federal, state, or other taxes will be due by the New Fund, (ii) the New Fund will not have been required to pay any assessments, and (iii) the New Fund will not have any tax liabilities. Consequently, as of the Closing Date, the New Fund will not have any tax deficiency or liability asserted against them or question with respect thereto raised, and the New Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;
(i) The New Fund intends to qualify and meet the requirements for treatment as a “regulated investment company” under Part I of Subchapter M of Subtitle A, Chapter 1 of the Code in respect of each taxable year, and it will not take any action inconsistent with meeting such requirements at any time through the Closing Date. Upon filing its first income tax return at the completion of its first taxable year, the New Fund will elect to be taxed as a “regulated investment company” under Section 851 of the Code. The New Fund intends to comply in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its Shares and to withholding in respect of dividends and other distributions to shareholders and to avoid any potential material penalties that could be imposed thereunder;
(j) There is no plan or intention for the New Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in Section 851 (g)(2) of the Code) following the Reorganization;
(k) Immediately after the Closing Date, New Fund will not be under the jurisdiction of a court in (i) a case under title 11 of the United States Code or (ii) a receivership, foreclosure or similar proceedings (as described in Section 368(a)(3)(A) of the Code);
(l) The execution, delivery, and performance of this Agreement on behalf of the New Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of Hennessy Funds Trust, the Board of Trustees of Hennessy Funds Trust, and the New Fund, and this Agreement will constitute a valid and binding obligation of Hennessy Funds Trust and the New Fund enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights, and to general equity principles;
(m) On the effective date of the Registration Statement, at the time of the meeting of the Investors and on the Closing Date, any written information furnished by Hennessy Funds Trust with respect to the New Fund for use in the Proxy Materials, the Registration Statement or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;
(n) To the knowledge of Hennessy Funds Trust, no governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, and the regulations thereunder (the “1934 Act”), the 1940 Act, or Delaware law for the execution of this Agreement by Hennessy Funds Trust, for itself and on behalf the New Fund, or the performance of this Agreement by Hennessy Funds Trust, for itself and on behalf of the New Fund, except as specifically contemplated by this Agreement and as required under the 1933 Act, the 1940 Act and any applicable state securities laws and any listing agreement with any securities exchange, and except for such consents, approvals, authorizations, and filings as may be required after the Closing Date; and

(o) The New Fund currently complies, and has complied since its organization, in all material respects with the requirements of, and the rules and regulations under, all applicable federal and state securities laws.
5.2 RBB Fund, on behalf of the Existing Fund, represents and warrants to the Hennessy Funds Trust, on behalf of the New Fund, as of the date hereof and as of the Closing Date as follows:
(a) RBB Fund was duly created pursuant to its Articles of Incorporation, as amended (the “Articles of Incorporation”) by its incorporator for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of Maryland, and the Articles of Incorporation and the Bylaws of RBB Fund (the “RBB Fund Bylaws”) directs the Board of Directors to manage the affairs of RBB Fund and the Existing Fund and grants them all powers necessary or desirable to carry out such responsibility, including administering the Existing Fund’s business as currently conducted by the Existing Fund and as described in its current registration statement, and (ii) RBB Fund is registered as an investment company classified as an open-end management company, under the 1940 Act and its registration with the SEC as an investment company is in full force and effect;
(b) The Existing Fund is a legally designated, separate series of RBB Fund duly organized and validly existing under the laws of Maryland;
(c) All of the issued and outstanding shares of the Existing Fund have been offered and sold in compliance in all material respects with applicable federal and state securities laws and the regulations thereunder, and all issued and outstanding shares of the Existing Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, and fully paid and nonassessable, free and clear of all liens, pledges, security interests, charges, or other encumbrances, and the Existing Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares, provided that no representation is given with respect to whether any shareholder of the Existing Fund has granted a security interest in the shares owned by that shareholder or whose shares are otherwise subject to a lien or pledge;
(d) The registration statement with respect to RBB Fund and the Existing Fund conforms or will conform, at all times up to and including the Closing Date, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and does not include or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e) The Existing Fund is not in violation of, and the execution, delivery, and performance of this Agreement by RBB Fund, for itself and on behalf of the Existing Fund, does not and will not (i) violate the Articles of Incorporation or the RBB Fund Bylaws, or (ii) result in a breach or violation of, or constitute a default under, any material agreement or material instrument or other undertaking to which RBB Fund is a party or by which its properties or assets are bound;
(f) Except as previously disclosed in writing to the New Fund, (i) no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best knowledge of RBB Fund, threatened against the Existing Fund or any of its properties or Assets which, if adversely determined, would materially and adversely affect the financial condition or the conduct of its business, (ii) RBB Fund knows of no facts that might form the basis for the institution of any such proceeding or investigation, and (iii) the Existing Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;
(g) The audited financial statements of the Existing Fund as of and for the fiscal year ended August 31, 2021 and the unaudited financial statements for the fiscal period ended February 28, 2022 (copies of which have been furnished to the New Fund), fairly present, in all material respects, the Existing Fund’s financial condition as of such dates and its results of operations for each such period in accordance with generally accepted accounting principles consistently applied, and as of each such respective date there were no material debts, obligations, or liabilities of the Existing Fund (contingent or otherwise) known to the Existing Fund that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles;
(h) Since the date of the most recent audited financial statements, there has not been any material adverse change with respect to the Existing Fund’s financial condition, Assets, Liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Existing Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the New Fund, prior to the Closing Date (for the purposes of this subparagraph, a decline in the Existing Fund’s net asset value per share, a decrease in the Existing Fund’s size due to redemptions or a decline consistent with general equity market conditions shall not be deemed to constitute a material adverse change);
(i) The Existing Fund has timely filed all federal and other tax returns and reports that are required by law to have been filed by the Existing Fund, all such tax returns and reports were complete and accurate, all taxes owed by the Existing Fund have been timely paid, and has made available to Hennessy Funds Trust all of the Existing Fund’s previously filed tax returns. To the best of the Existing Fund’s knowledge, no such return is currently under audit and no assessment of a tax deficiency has been made with respect to any such return;

(j) The Existing Fund has qualified and met the requirements for treatment as a “regulated investment company” under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations, and will continue to so qualify until the Closing Date and has computed (or will compute) its federal income and excise tax liability, if any, under Sections 852 and 4982, respectively, of the Code;
(k) The Existing Fund is not a party to or bound by any agreement, undertaking, or commitment (i) to merge or consolidate with, or acquire all or substantially all of the property and assets of, any other corporation, trust or person or (ii) to sell, lease, or exchange all or substantially all of its property and assets to any other corporation, trust or person;
(l) Neither the RBB Fund nor, to the knowledge of the RBB Fund, any “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the RBB Fund has been convicted of any felony or misdemeanor described in Section 9(a)(1) of the 1940 Act, nor, to the knowledge of the RBB Fund, has any investment adviser, or any “person associated” (as defined in the Investment Advisers Act of 1940, as amended, and the rules and regulations promulgated thereunder (the “Investment Advisers Act”)) with any investment adviser of the Existing Fund has been subject, or presently is subject, to any disqualification that would be a basis for denial, suspension, or revocation of registration of an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the 1934 Act, or for disqualification as an investment adviser, employee, officer, or director of an investment company under Section 9 of the 1940 Act, and, to the knowledge of the RBB Fund, there is no proceeding or investigation that is reasonably likely to become the basis for, any such disqualification, denial, suspension, or revocation;
(m) RBB Fund has furnished to Hennessy Funds Trust, on behalf of the New Fund, or provided access to, with respect to the Existing Fund, complete and true copies of the Existing Fund’s (i) all post-effective amendments to the registration statement on form N-1A filed by RBB Fund with the SEC pertaining to the last five years, (ii) annual and semi-Annual reports on Form N-CSR, together with any and all exhibits annexed thereto, and proxy statements  pertaining to the last five years, each in the form delivered to shareholders, as well as any additional report or other material generally delivered to such shareholders since the delivery of such annual report or semi-annual report, as the case may be, and (iii) prospectuses, together with statements of additional information, filed with the SEC in the last five years, each in the form filed with the SEC (all of the foregoing documents referred to in clauses (i), (ii) and (iii) collectively referred to herein as the “Fund Statements”). The information contained in the Fund Statements did not as of the date of filing, effectiveness, or first use, as applicable, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make any material statement made therein, in light of the circumstances under which they were made, not misleading. Since the end of the period covered by the most recent annual or semi-annual report through the date hereof, there has occurred no event or condition (other than as a result of this Agreement and the transactions contemplated hereby) that would (A) require the Existing Fund to file an additional amendment, registration statement, prospectus, prospectus supplement, report, or other document with the SEC, which document has not been so filed with the SEC and delivered to Hennessy Funds Trust or (B) require the Existing Fund to conduct a meeting of its Investors;

(n) At the Closing Date, the Existing Fund will have good and marketable title to the Assets and full right, power, and authority to assign, sell, convey, deliver, and otherwise transfer the Assets hereunder, and upon delivery and payment for the Assets as contemplated herein, the New Fund will acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof other than such restrictions as might arise under the 1933 Act;
(o) The execution, delivery, and performance of this Agreement on behalf of the Existing Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of RBB Fund, the Board of Directors of RBB Fund, and the Existing Fund, and this Agreement will constitute a valid and binding obligation of RBB Fund and the Existing Fund enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;
(p) On the effective date of the Registration Statement, at the time of the meeting of the Investors and on the Closing Date, the Proxy Materials (exclusive of the portions of the New Fund’s Prospectus contained or incorporated by reference therein) (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and as of such dates and times, any written information furnished by the Existing Fund, or by RBB Fund on behalf of the Existing Fund, for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;
(q) Schedule 5.2(r) sets forth a complete and accurate list of the insurance (including policy number and amount and type of coverage) maintained by RBB Fund on behalf of the Existing Fund. To the knowledge of RBB Fund, all of such insurance policies are valid, binding, and enforceable in accordance with its terms against the respective insurers and are in full force and effect.  RBB Fund has not received written notice from its insurance carriers disclaiming coverage or defending a reservation of rights clause as to any of such notifications;
(r) Schedule 5.2(s) sets forth a list of all no action letters, exemptive orders, and other interpretive relief from the SEC and any other government entity obtained by RBB Fund relating to the operation of the Existing Fund. RBB Fund, on behalf of the Existing Fund, has complied with all representations, terms, and conditions of each such no action letter, exemptive order, and other relief necessary to rely on the same;
(s) During the past three years, there has existed no unremedied pricing error or similar condition with respect to the Existing Fund;
(t) The Board of Directors of RBB Fund was established and has been operated in accordance with the requirements and restrictions of Sections 10 and 16 of the 1940 Act and satisfies the fund governance standards as defined in Rule 0-1 under the 1940 Act. No trustee who has been identified as an “independent” or “non interested” in RBB Fund’s most recent registration statement on Form N-1A is an “interested person” of RBB Fund, as that term is defined in Section 2(a)(19) of the 1940 Act, or has had at any time during the past three years a material business or professional relationship with any investment adviser or sub-adviser or principal underwriter of the Existing Fund or with the principal executive officer or any controlling person of any investment adviser or sub-adviser or the principal underwriter of the Existing Fund other than as set forth in RBB Fund’s registration statement on Form N-1A.  To the knowledge of RBB Fund, no trustee is ineligible under Section 9(a) or Section 9(b) of the 1940 Act to serve as a trustee to a registered investment company;

(u) To the knowledge of RBB Fund, no governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Maryland law for the execution of this Agreement by RBB Fund, for itself and on behalf of the Existing Fund, or the performance of this Agreement by RBB Fund, for itself and on behalf of the Existing Fund except as specifically contemplated by this Agreement and as required under the 1933 Act, the 1940 Act and any applicable state securities laws and any listing agreement with any securities exchange, and except for such consents, approvals, authorizations, and filings as may be required after the Closing Date; and
(v) Except as set forth on Schedule 5.2(u), the Existing Fund has not, in the 12 months preceding the date hereof, received notice from the NYSE Arca that the Existing Fund is not in compliance with the listing or maintenance requirements of the NYSE Arca.  The Existing Fund is in material compliance with all such listing and maintenance requirements.
(w) The Existing Fund currently complies, and has complied since its organization, in all material respects with the requirements of, and the rules and regulations under, all applicable federal and state securities laws.
6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE EXISTING FUND
The obligations of RBB Fund to consummate the Reorganization with respect to the Existing Fund shall be subject to the performance by Hennessy Funds Trust, on behalf of the New Fund, of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following conditions with respect to the New Fund:
6.1 This Agreement and transaction contemplated hereby shall have been duly adopted and approved by the Board of Trustees of Hennessy Funds Trust.
6.2 All representations and warranties of Hennessy Funds Trust with respect to the New Fund contained herein shall be true, correct, and complete in all respects (in the case of any representation or warranty qualified by materiality or material adverse change) or in all material respects (in the case of any representation or warranty not qualified by materiality or material adverse change) at and as of the Closing Date as though such representations and warranties were made at and as of such time (except those representations and warranties that address matters only as of specific date, the accuracy of which shall be determined as of that specified date in all respects).

6.3 Hennessy Funds Trust, on behalf of itself and the New Fund, shall have in all material respects performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date.
6.4 Hennessy Funds Trust, on behalf of the New Fund, shall have delivered to the Existing Fund at the Closing a certificate executed on behalf of the New Fund by Hennessy Funds Trust’s President, Vice President, Assistant Vice President, Secretary, or Assistant Secretary, in a form reasonably satisfactory to the Existing Fund and dated as of the Closing Date, to the effect that the representations and warranties of Hennessy Funds Trust on behalf of the New Fund made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Existing Fund shall reasonably request.
6.5 The Existing Fund shall have received at the Closing an opinion of Foley & Lardner LLP, legal counsel to Hennessy Funds Trust (“Counsel”), in a form reasonably satisfactory to the Existing Fund (which opinion may be subject to customary qualifications), substantially to the effect that:
(a) Hennessy Funds Trust is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;
(b) the New Fund is a separate portfolio of Hennessy Funds Trust, which is a Delaware statutory trust duly organized, validly existing, and in good standing under the laws of Delaware;
(c) this Agreement has been duly authorized, executed, and delivered by Hennessy Funds Trust on its behalf and on behalf of the New Fund and, assuming due authorization, execution, and delivery of this Agreement on behalf of the Existing Fund, and Hennessy Advisors, is a valid and binding obligation of Hennessy Funds Trust, enforceable against Hennessy Funds Trust in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors rights and to general equity principles;
(d) the Shares to be issued to the Existing Fund and then distributed to Investors pursuant to this Agreement are duly registered under the 1933 Act on the appropriate form, and are duly authorized and upon such issuance will be validly issued and outstanding and fully paid and nonassessable, and no shareholder of the New Fund has any preemptive rights to subscription or purchase in respect thereof; and
(e) to the knowledge of such counsel, no consent, approval, authorization, filing, or order of any court or governmental authority of the United States is required for the consummation of the Reorganization with respect to the New Fund, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act (it being understood that such counsel has made no independent investigation or analysis with respect to state securities laws and are not opining on such laws).

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE NEW FUND
The obligations of Hennessy Funds Trust to consummate the Reorganization with respect to the New Fund shall be subject to the performance by RBB Fund, on behalf of the Existing Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
7.1 This Agreement and transactions contemplated hereby shall have been duly adopted and approved by the Board of Directors of RBB Fund and by the Investors of the Existing Fund at its Shareholders Meeting.
7.2 All representations and warranties of RBB Fund with respect to the Existing Fund contained herein shall be true, correct, and complete in all respects (in the case of any representation or warranty qualified by materiality or material adverse change) or in all material respects (in the case of any representation or warranty not qualified by materiality or material adverse change) at and as of the Closing Date as though such representations and warranties were made at and as of such time (except those representations and warranties that address matters only as of specific date, the accuracy of which shall be determined as of that specified date in all respects).
7.3 RBB Fund, on behalf of itself and the Existing Fund, shall have in all material respects performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date.
7.4 RBB Fund, on behalf of the Existing Fund, shall have delivered to the New Fund at the Closing a certificate executed on behalf of the Existing Fund, by RBB Fund’s President, Secretary, Treasurer or Chief Compliance Officer, in a form reasonably satisfactory to the New Fund and dated as of the Closing Date, to the effect that the representations and warranties of RBB Fund on behalf of the Existing Fund made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the New Fund shall reasonably request.
7.5 The New Fund shall have received at the Closing an opinion of Faegre Drinker Biddle & Reath LLP, legal counsel to RBB Fund, in a form reasonably satisfactory to the New Fund (which opinions may be subject to customary qualifications), substantially to the effect that:
(a) RBB Fund is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;
(b) (i) RBB Fund is validly existing as an open-end management investment company, and it is in good standing under the laws of the State of Maryland; (ii) the Existing Fund has been established as a series of RBB Fund in accordance with the Articles of Incorporation; (iii) title to all of the assets of the Existing Fund is vested in the RBB Fund; (iv) RBB Fund has the authority to conduct, operate, and carry on its business as presently conducted; and (v) pursuant to the Articles of Incorporation, Investors shall have no preemptive or other right to subscribe to any additional shares or other securities issued by RBB Fund or any other series of RBB Fund;

(c) this Agreement has been duly authorized, executed, and delivered by RBB Fund on behalf of the Existing Fund and, assuming due authorization, execution and delivery of this Agreement on behalf of the New Fund, and Hennessy Advisors, is a valid and binding obligation of RBB Fund, enforceable against RBB Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors rights, and to general equity principles;
(d) to the knowledge of such counsel, no consent, approval, authorization, filing, or order of any court or governmental authority of the United States is required for the consummation of the Reorganization with respect to the Existing Fund, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act (it being understood that such counsel has made no independent investigation or analysis with respect to state securities laws and are not opining on such laws); and
(e) the shares of the Existing Fund then issued and outstanding are duly registered under the 1933 Act on the appropriate form.
7.6 The transfer agent to the Existing Fund shall have delivered to the New Fund at the Closing a certificate executed on its own behalf by an authorized officer in form and substance satisfactory to the New Fund and dated as of the Closing Date, to the effect that the shareholder records of the Existing Fund are complete and accurate and as to such other matters as the New Fund shall reasonably request.
7.7 The administrator, fund accountant, and custodian to the Existing Fund shall have delivered to the New Fund at the Closing certificates executed on their behalf by authorized officers in form and substance satisfactory to the New Fund and dated as of the Closing Date, to the effect that the books and records of the Existing Fund covered by its contracts with the Existing Fund is complete and accurate and as to such other matters as the New Fund shall reasonably request.
7.8 The Existing Fund shall arrange to make the Existing Fund’s auditors available to the New Fund and its agents to answer their questions at a mutually agreeable time prior to the Closing.
7.9 RBB Fund, on behalf of the Existing Fund, shall have delivered to Hennessy Funds Trust, or shall have made provision for delivery as promptly as practicable after the Closing Date of, (i) a statement, accurate and complete in all material respects related to the Existing Fund, of (1) the Assets, showing the tax basis of such Assets for federal income tax purposes by lot and the holding periods of such Assets for such purposes, as of the Valuation Date; (2) the capital loss carryovers for the Existing Fund for U.S. federal income tax purposes and the taxable years of the Existing Fund (or its predecessors) in which such capital losses were recognized; (3) any limitations on the use of such losses imposed under Section 382 of the Code (determined without regard to the transactions contemplated by this Agreement); and (4) any unrealized gain or loss in such Assets (as determined as of the Valuation Date) for federal income tax purposes; (ii) the tax books and records of the Existing Fund for preparing any tax returns required by law to be filed after the Closing Date; and (iii) such other tax information reasonably requested by Hennessy Funds Trust.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE NEW FUND AND THE EXISTING FUND
The obligations of Hennessy Funds Trust, on behalf of the New Fund, and of RBB Fund, on behalf of the Existing Fund, herein are each subject to the further conditions that on or before the Closing Date with respect to the New Fund and the Existing Fund:
8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Existing Fund at the Shareholders Meeting in accordance with the provisions of the Articles of Incorporation and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the New Fund.
8.2 On the Closing Date, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or any of the transactions contemplated herein.
8.3 All consents of other Parties and all other consents, orders, approvals, and permits of federal, state, and local regulatory authorities (including, without limitation, those of the SEC and of state blue sky securities authorities, including any necessary no-action positions and exemptive orders from such federal and state authorities) deemed necessary by Hennessy Funds Trust, on behalf of the New Fund, or RBB Fund, on behalf of the Existing Fund, to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the New Fund or the Existing Fund.
8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act. The SEC shall not have issued an unfavorable advisory report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act.
8.5 Hennessy Funds Trust, on behalf of the New Fund, and RBB Fund, on behalf of the Existing Fund, shall each have considered the U.S. federal, state and local income tax issues. The New Fund and the Existing Fund shall have each received an opinion of Counsel substantially to the effect that for U.S. federal income tax purposes, the transfer by the Existing Fund of its Assets in exchange for the Shares, and the assumption by the New Fund of the Liabilities, should be treated as a “reorganization” within the meaning of Section 368(a) of the Code and the New Fund and the Existing Fund should each be treated as a “party to a reorganization” within the meaning of Section 368(b) of the Code. In rendering such opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement and on officers’ certificates and certificates of public officials if Counsel so requests.

8.6 On or before the Closing Date, the Existing Fund shall declare and pay a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Date, which, together with all previous such dividends, shall have the effect of distributing to the Existing Fund’s Investors all of the Existing Fund’s previously undistributed (i) “investment company taxable income” within the meaning of Section 852(b)(2) of the Code (computed without regard to Section 852(b)(2)(D) of the Code), (ii) the excess, if any, of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iii) all of the Existing Fund’s net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.
9.	EXPENSES
Hennessy Advisors shall bear the expenses of the transactions contemplated by this Agreement (other than expenses, if any, of the Investors, any legal fees or costs of the Existing Fund and RBB Fund, and any costs related to the meetings of the Board of Directors of RBB Fund) as set forth herein. Such expenses include, without limitation: (a) expenses associated with the preparation and filing of the N-14 Registration Statement and the N-1A Registration Statement; (b) postage; (c) printing; (d) accounting fees; (e) audit and legal fees (excluding all legal fees or costs of the Existing Fund and RBB Fund); (f) solicitation costs of the transaction; (g) service provider conversion fees; and (h) any costs associated with meetings of the New Fund’s Board of Trustees relating to the transactions contemplated herein (“Reorganization Expenses”). This Section 9 shall survive the Closing and any termination of this Agreement pursuant to Section 11. Notwithstanding the foregoing, expenses will in any event be paid by the Party  directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either the Existing Fund or the New Fund to qualify for treatment as a RIC within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Existing Fund or the New Fund or on any of its respective shareholders.
10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
10.1 This Agreement constitutes the entire agreement between the Parties and supersedes any prior or contemporaneous understanding or arrangement with respect to the subject matter hereof.
10.2 Except as otherwise specified below, the representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall survive the consummation of the transactions contemplated herein for a two‑year period, except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies, as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with its terms.

11.	TERMINATION
11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the Closing by:
(a) By either Party (i) in the event of the other Party’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing if such breach is incapable of being cured or if such breach is not cured by the Outside Date, (ii) if a condition to its obligations has not been met and it appears reasonably likely that such condition will not, or cannot, be met by the Outside Date, (iii) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (iv) if the Closing has not occurred on or before [_____], or such other date as to which the Parties agree (the “Outside Date”); or
(b) the mutual consent of both Parties to this Agreement.
11.2 If this Agreement is terminated pursuant to and in accordance with Section 11.1. then the termination shall be without liability of any Party (including its trustees/directors, officers or shareholders) and Hennessy Advisors shall bear the expenses incidental to the preparation of carrying out of the Agreement as provided in Section 9; provided however that if the termination shall result from the material breach by a Party of a covenant or agreement of such Party contained in this Agreement, then such Party responsible for the material breach shall be fully liable for any and all reasonable costs and expenses (including reasonable counsel fees and disbursements) sustained or incurred by the non-breaching Party.
12.	AMENDMENTS
This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of RBB Fund, on behalf of the Existing Fund, and officers of Hennessy Funds Trust, on behalf of the New Fund; provided, however, that following the Shareholders Meeting, no such amendment may have the effect of changing the provisions for determining the number of Shares to be delivered to the Existing Fund’s Investors under this Agreement to the detriment of the Existing Fund’s Investors, or otherwise materially and adversely affecting the Existing Fund, without the Existing Fund obtaining the Existing Fund’s Investors’ further approval except that nothing in this Section 12 shall be construed to prohibit the New Fund and the Existing Fund from amending this Agreement in writing without additional authorization to change the Closing Date or Valuation Date by mutual agreement.
13.	INDEMNIFICATION
13.1 Hennessy Funds Trust and the New Fund shall indemnify, defend, and hold harmless RBB Fund and the Existing Fund, its respective officers, trustees, employees, and agents against any and all claims, actions, damages, obligations, losses, liabilities, costs, and expenses, including reasonable attorneys’ fees, costs of collection, and other costs of defense, actually incurred by RBB Fund and arising from or in connection with (a) any breach of any representation or warranty of Hennessy Funds Trust, on behalf of itself and the New Fund, contained in or made pursuant to this Agreement and (b) any breach of any covenant of Hennessy Funds Trust, on behalf of itself and the New Fund, contained in or made pursuant to this Agreement. No Party shall be entitled to indemnification under this Agreement unless written notice of the events or circumstances giving rise to such claim for indemnification has been provided to the indemnifying Party or Parties no later than 24 months after the Closing Date, except that the representations and warranties contained in Sections 5.1(a) and 5.1(d) shall survive indefinitely.

13.2 RBB Fund and the Existing Fund shall indemnify, defend, and hold harmless Hennessy Funds Trust and the New Fund, its respective officers, trustees, employees, and agents against any and all claims, actions, damages, obligations, losses, liabilities, costs, and expenses, including reasonable attorneys’ fees, costs of collection, and other costs of defense, actually incurred by Hennessy Funds Trust and arising from or in connection with (a) any breach of any representation or warranty of RBB Fund, on behalf of itself and the Existing Fund, contained in or made pursuant to this Agreement and (b) any breach of any covenant of RBB Fund, on behalf of itself and the Existing Fund, contained in or made pursuant to this Agreement. No Party shall be entitled to indemnification under this Agreement unless written notice of the events or circumstances giving rise to such claim for indemnification has been provided to the indemnifying Party or Parties no later than 24 months after the Closing Date, except that the representations and warranties contained in Sections 5.2(a), 5.2(e), and 5.2(n) shall survive indefinitely.
14.	NOTICES
Any notice, report, statement, or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail, or overnight express courier addressed to the following:
For Hennessy Funds Trust, on behalf of itself and the New Fund:
Hennessy Funds Trust 7250 Redwood Blvd Suite 200 Novato, California 94945 Attention: President

With a copy to, which shall not constitute notice: Foley & Lardner LLP 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202 Attention: Peter D. Fetzer

For RBB Fund, on behalf of itself and the Existing Fund:

Steven Plump
The RBB Fund, Inc.
615 East Michigan Street
Milwaukee, Wisconsin 53202

With a copy to, which shall not constitute notice: Jillian L. Bosmann, Esq. Faegre Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, PA 19103

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY
15.1 The section and paragraph headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to Sections, paragraphs, subparagraphs, or Exhibits shall be construed as referring to Sections, paragraphs or subparagraphs hereof or Exhibits hereto, respectively. Whenever the terms “hereto,” “hereunder,” “herein,” or “hereof” are used in this Agreement, they shall be construed as referring to this entire Agreement, rather than to any individual Section, paragraph, subparagraph, or sentence.
15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
15.3 This Agreement shall be governed by and construed in accordance with the laws of Delaware without regard to conflict of law provisions.
15.4 This Agreement shall bind and inure to the benefit of the Parties hereto and its respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any Party without the written consent of the other Parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the Parties hereto and its respective successors and assigns, any rights or remedies under or by reason of this Agreement.
15.5 It is expressly agreed that the obligations of the Existing Fund hereunder shall not be binding upon any of the directors, shareholders, nominees, officers, agents, or employees of RBB Fund personally, but shall bind only the RBB Fund property of the Existing Fund. The execution and delivery of this Agreement has been authorized by the Board of Directors of RBB Fund, on behalf of the Existing Fund, and signed by authorized officers of RBB Fund, acting as such. Neither the authorization by such Board of Directors nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the RBB Fund property of the Existing Fund.
* * *
[Signatures follow on the next page.]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed by its authorized officer.
Hennessy Funds Trust, for itself and on behalf of the Hennessy Stance ESG Large Cap ETF ________________________ ____ Teresa M. Nilsen Executive Vice President	The RBB Fund, Inc., for itself and on behalf of the Stance Equity ESG Large Cap Core ETF _______________________ Steven Plump President
Hennessy Advisors, Inc., solely for purposes of the second paragraph hereof, Section 9, and Section 11.2 ________________________ Teresa M. Nilsen President

Schedule A

1.	Investment Advisory Agreement, dated as of September 21, 2021, between RBB Fund and Red Gate Advisers, LLC (“Red Gate”).
2.	Investment Sub-Advisory Agreement, dated as of March 12, 2021, by and among RBB Fund, Red Gate and Stance Capital, LLC.
3.	Investment Sub-Advisory Agreement, dated as of February 17, 2021, by and among RBB Fund, Red Gate and Vident Investment Advisory, LLC.
4.	Expense Limitation and Reimbursement Agreement, dated as of March 15, 2021, by and between RBB Fund and Red Gate.
5.	Distribution Agreement, dated as of March 4, 2021, by and between the Company, Vigilant Distributors, LLC and Red Gate, as amended by the Amendment to Distribution Agreement, dated July 22, 2021.
6.	Participant Agreement, dated as of [_____], by and between Vigilant Distributors, LLC and [_____].
7.
Amended and Restated Custody Agreement, dated as of June 30, 2019, by and between the Company and U.S. Bank National Association, as amended by the First Amendment, dated as of May 26, 2020, the Second Amendment, dated as of March 5, 2021, the Third Amendment, dated as of May 24, 2021, the Fourth Amendment, dated as of December 1, 2021, and the Fifth Amendment, dated as of December 27, 2021.

8.
Amended and Restated Fund Accounting Servicing Agreement, dated as of June 30, 2019, by and between the Company and U.S. Bank National Association, as amended by the First Amendment, dated as of May 26, 2020, the Second Amendment, dated as of November 12, 2020, the Third Amendment, dated as of February 11, 2021, the Fourth Amendment, dated as of May 24, 2021, the Fifth Amendment, dated as of June 30, 2021, the Sixth Amendment, dated as of December 1, 2021, and the Seventh Amendment, dated as of December 27, 2021.

9.
Amended and Restated Fund Administration Servicing Agreement, dated as of July 30, 2019, by and between the Company and U.S. Bank National Association, as amended by the First Amendment, dated as of May 26, 2020, the Second Amendment, dated as of November 12, 2020, the Third Amendment, dated as of March 5, 2021, the Fourth Amendment, dated as of May 24, 2021, the Fifth Amendment, dated as of June 30, 2021, the Sixth Amendment, dated as of December 1, 2021, and the Seventh Amendment, dated as of December 27, 2021.

10.
Amended and Restated Transfer Agent Services Agreement, dated as of June 30, 2019, by and between the Company and U.S. Bank National Association, as amended by the First Amendment, dated as of May 26, 2020, the Second Amendment, dated as of March 5, 2021, the Third Amendment, dated as of May 24, 2021, the Fourth Amendment, dated as of December 1, 2021, and the Fifth Amendment, dated as of December 27, 2021.

Schedule 5.2(r)
Insurance

Schedule 5.2(s)
Commission or Other Relief

Schedule 5.2(u)
Listing Compliance

A-1

EXHIBIT B
	Period Ended February 28, 2022	Period Ended August 31, 2021
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$27.82	$25.00
Net investment income (loss)(2)	0.10	0.02
Net realized and unrealized gains (losses) from investments	(1.89)	2.80
Net increase/(decrease) in net assets resulting from operations	(1.79)	2.82

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(0.10)	—
Net realized capital gains	(0.02)	—
Total dividends and distributions to shareholders	(0.12)	—
Net asset value, end of period	$25.91	$27.82
Market value, end of period	$25.97	$27.91
Total investment return/(loss) on net asset value(3)	-6.48%(5)	11.23%(5)
Total investment return/(loss) on market price(4)	-6.54%(5)	11.56%(5)
RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)	$36,925	$37,285
Ratio of expenses to average net assets	0.85%(6)	0.85%(6)
Ratio of net investment income/(loss) to average net assets	0.76%(6)	0.19%(6)
Portfolio turnover rate(7)	162%(5)	180%(5)

(1)	Inception date of the Fund was March 15, 2021.

(2)	Per share data calculated using average shares outstanding method.

(3)
Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)
Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(5)	Not annualized.

(6)	Annualized.

(7)	Excludes effect of in-kind transfers.
B-1

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION, SUBJECT TO CHANGE, DATED SEPTEMBER 23, 2022

For the Reorganization of the Stance Equity ESG Large Cap Core ETF,
a Series of The RBB Fund, Inc.

Into

the Hennessy Stance ESG Large Cap ETF,
a Series of Hennessy Funds Trust

_________________________________________

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Proxy Statement/Prospectus dated [•], 2022, relating to the Special Meeting of Shareholders of the Stance Equity ESG Large Cap Core ETF (the “Target ETF”), a series of The RBB Fund, Inc. (“RBB”), to be held on [•], 2022, at the offices of RBB at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The purpose of the meeting is to seek shareholder approval of an Agreement and Plan of Reorganization under which the Target ETF would be reorganized into the Hennessy Stance ESG Large Cap ETF (the “Acquiring ETF”), a series of Hennessy Funds Trust. Pursuant to the Agreement and Plan of Reorganization, all of the assets of the Target ETF will be transferred to the Acquiring ETF, in exchange for shares of the Acquiring ETF, which will be distributed pro rata by the Target ETF to its shareholders and the Acquiring ETF will continue the business and assume the Target ETF’s liabilities (other than the excluded liabilities, as defined in the Agreement and Plan of Reorganization)
Shares of the Target ETF are listed on NYSE Arca, Inc. under the ticker symbol STNC.  Shares of the Acquiring ETF will be listed on NYSE Arca, Inc.; however, because the Acquiring ETF will commence operations on or after the date of this Statement of Additional Information, it does not yet have a ticker symbol.
Copies of the Proxy Statement/Prospectus, which has been filed with the Securities and Exchange Commission, may be obtained, without charge, by writing to RBB at 615 East Michigan Street, Milwaukee, Wisconsin 53202, by calling the Target ETF at 1-609-731-6256, or over the Internet at www.rbbfund.com.

TABLE OF CONTENTS

INTRODUCTION	2
PRO FORMA FINANCIAL STATEMENTS	2
INCORPORATION BY REFERENCE	2
ADDITIONAL INFORMATION ABOUT THE TARGET ETF	2
ACQUIRING ETF HISTORY AND CLASSIFICATION	4
INVESTMENT RESTRICTIONS	6
EXCHANGE LISTING AND TRADING	8
INVESTMENT CONSIDERATIONS	9
TRUSTEES AND OFFICERS	16
OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS	23
MANAGEMENT OF THE ACQUIRING ETF	23
PORTFOLIO TRANSACTIONS	29
DISCLOSURE OF PORTFOLIO HOLDINGS	31
PURCHASE AND REDEMPTION OF CREATION UNITS	32
ABANDONED PROPERTY	41
VALUATION OF SHARES	41
CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS	42
ANTI-MONEY LAUNDERING PROGRAM	51
OTHER INFORMATION	51
i

INTRODUCTION
This Statement of Additional Information (this “SAI”) is intended to supplement the information provided in the Proxy Statement/Prospectus dated [•], 2022 (the “Proxy Statement/Prospectus”), relating to the proposed reorganization (the “Reorganization”) of the Stance Equity ESG Large Cap Core ETF (the “Target ETF”), a series of The RBB Fund, Inc. (“RBB”), into the Hennessy Stance ESG Large Cap ETF (the “Acquiring ETF”), a series of Hennessy Funds Trust. The Proxy Statement/Prospectus has been sent to the shareholders of the Target ETF in connection with the solicitation of proxies to be voted at the special meeting of stockholders of the Target ETF to be held on [•], 2022.
PRO FORMA FINANCIAL STATEMENTS
Pro forma financial statements are not included because the Target ETF is being combined with the Acquiring ETF, a series of Hennessy Funds Trust, which is a newly created fund that does not have any assets or liabilities. The shares of the Acquiring ETF will be the successor to the accounting and performance information of the shares of the Target ETF after consummation of the Reorganization.
INCORPORATION BY REFERENCE
The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated by reference into this SAI, which means that they are legally considered to be a part of this SAI:
•	Statement of Additional Information of the Target ETF, dated December 31, 2021, as supplemented to date (the “Target ETF’s SAI”);
•	Annual Report to Shareholders for the Target ETF for the fiscal year ended August 31, 2021, containing audited financial statements (the “Target ETF’s Annual Report”); and
•	Semi-Annual Report to Shareholders for Target ETF for the fiscal period ended February 28, 2022, containing unaudited financial statements (the “Target ETF’s Semi-Annual Report”).
ADDITIONAL INFORMATION ABOUT THE TARGET ETF
ABOUT THE TARGET ETF AND FUND HISTORY
For information about the Target ETF generally and its history, see the Target ETF’s SAI. For information about the Target ETF’s form of organization, see “Fund History” in the Target ETF’s SAI.
DESCRIPTION OF THE TARGET ETF AND ITS INVESTMENTS AND RISKS
For information about the classification, investment objective, investment strategies, investment policies, investment risks, investment restrictions, and portfolio turnover of the Target ETF, see “Investment Policies and Practices,” “Investment Restrictions,” and “Portfolio Holdings Information” in the Target ETF’s SAI.

MANAGEMENT OF THE TARGET ETF
For information regarding the management of the Target ETF, including its share ownership, see “Management of the Company,” “Code of Ethics,” and “Proxy Voting Procedures” in the Target ETF’s SAI.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
For information regarding ownership of shares of the Target ETF, see “Principal Holders” in the Target ETF’s SAI.
INVESTMENT ADVISORY AND OTHER SERVICES AND PORTFOLIO MANAGERS
For information about investment advisory, including portfolio management, and other services with respect to the Target ETF, see “Investment Advisory Agreements,” “Portfolio Managers,” “Underwriter,” and “General Information” in the Target ETF’s SAI.
BROKERAGE ALLOCATION AND OTHER PRACTICES
For information regarding brokerage allocation practices of the Target ETF, see “Portfolio Transactions and Brokerage” in the Target ETF’s SAI.
CAPITAL STOCK AND OTHER SECURITIES
For information regarding voting rights and other aspects of shares of the Target ETF, see “Additional Information Concerning Company Shares” and “Dividends, Distributions, and Taxes” in the Target ETF’s SAI.
PURCHASE, REDEMPTION, AND PRICING OF SHARES
For information about share purchase, redemption, and pricing of shares of the Target ETF, see “Purchase and Redemption of Creation Units” and “Determination of Net Asset Value” in the Target ETF’s SAI.
TAXATION OF THE TARGET ETF
For information regarding tax matters with respect to the Target ETF, see “Dividends, Distributions, and Taxes” in the Target ETF’s SAI.
UNDERWRITERS
For information regarding the terms of the Target ETF’s distribution arrangement and related matters, see “Underwriter” and “Payments to Financial Intermediaries” in the Target ETF’s SAI.

FINANCIAL STATEMENTS OF THE TARGET ETF
For information regarding the financial statements of the Target ETF, see “Financial Statements” in the Target ETF’s SAI, the Target ETF’s Annual Report, and the Target ETF’s Semi-Annual Report.
ACQUIRING ETF HISTORY AND CLASSIFICATION
Hennessy Funds Trust, a Delaware statutory trust organized on September 17, 1992, is an open‑end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Hennessy Funds Trust consists of 16 series, exclusive of the Acquiring ETF, of shares of beneficial interest, having no par value. The series described in this SAI is the Acquiring ETF.
The following funds are also series of Hennessy Funds Trust (together, with the Acquiring ETF, the “Hennessy Funds”):
DOMESTIC EQUITY
•	Hennessy Cornerstone Growth Fund (the “Cornerstone Growth Fund”)
•	Hennessy Focus Fund (the “Focus Fund”)
•	Hennessy Cornerstone Mid Cap 30 Fund (the “Cornerstone Mid Cap 30 Fund”)
•	Hennessy Cornerstone Large Growth Fund (the “Cornerstone Large Growth Fund”)
•	Hennessy Cornerstone Value Fund (the “Cornerstone Value Fund”)
MULTI‑ASSET
•	Hennessy Total Return Fund (the “Total Return Fund”)
•	Hennessy Equity and Income Fund (the “Equity and Income Fund”)
•	Hennessy Balanced Fund (the “Balanced Fund”)
SECTOR & SPECIALTY
•	Hennessy Energy Transition Fund (the “Energy Transition Fund”)
•	Hennessy Midstream Fund (the “Midstream Fund”)
•	Hennessy Gas Utility Fund (the “Gas Utility Fund”)
•	Hennessy Small Cap Financial Fund (the “Small Cap Financial Fund”)
•	Hennessy Large Cap Financial Fund (the “Large Cap Financial Fund”)
•	Hennessy Technology Fund (the “Technology Fund”)
•	Hennessy Japan Fund (the “Japan Fund”)
•	Hennessy Japan Small Cap Fund (the “Japan Small Cap Fund”).
Information about the other 16 series of Hennessy Funds Trust is contained in a separate Statement of Additional Information.
The Acquiring ETF will be the accounting and performance information successor to the Target ETF pursuant to the Reorganization. The Target ETF is managed by Red Gate Advisers, LLC (“Red Gate”) and has the same investment objective and investment strategies as the Acquiring ETF. In connection with the Reorganization, shareholders of the Target ETF will receive shares of the Acquiring ETF. Hennessy Advisors, Inc. (“Hennessy Advisors”) has retained Stance Capital, LLC (the “Stance Capital”) and Vident Investment Advisory, LLC (“Vident Investment,” and together with Stance Capital, the “Sub-Advisors”) to serve as sub-advisors to the Acquiring ETF and manage the portfolio of the Acquiring ETF.  Stance Capital and Vident Investment also serve as sub-advisors to the Target ETF.

The Acquiring ETF has a diversified portfolio. The Acquiring ETF is an actively-managed exchange-traded fund (“ETF”) that seeks long-term capital appreciation. The Acquiring ETF operates pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”) issued to the Target ETF on February 26, 2021 (“Order”). In many respects, the Acquiring ETF operates similarly to traditional ETFs. The Acquiring ETF issues and redeems shares on a continuous basis at its net asset value per share (“NAV”) in aggregations of a specified number of shares called “Creation Units.” Creation Units generally are issued in exchange for portfolio securities and an amount of cash. The Acquiring ETF’s shares are listed and traded on NYSE Arca, Inc. (the “Exchange”).  Shares of the Acquiring ETF trade in the secondary market at market prices that may differ from the NAV of the Acquiring ETF’s shares. Shares of the Acquiring ETF are not individually redeemable, but are redeemable only in Creation Unit aggregations, also in exchange for portfolio securities and an amount of cash. Shareholders who are not Authorized Participants (as defined herein), therefore, will not be able to purchase or redeem shares directly with or from the Acquiring ETF. Instead, most shareholders who are not Authorized Participants will buy and sell shares in the secondary market through a broker.
The Acquiring ETF also has some novel features that differentiate it from traditional ETFs. Unlike traditional ETFs that publish their portfolio holdings on a daily basis, the Acquiring ETF does not publicly disclose the composition of its portfolio each business day, which may affect the price at which shares of the Acquiring ETF trade in the secondary market. Instead, the Acquiring ETF publishes each business day on its website a portfolio transparency substitute - the “Portfolio Reference Basket” – which is designed to closely track the daily performance of the Acquiring ETF but is not the Acquiring ETF’s actual portfolio (“Actual Portfolio”). The Portfolio Reference Basket is comprised of all of the names of the securities in the Actual Portfolio, and only the securities that are in the Actual Portfolio (unless cash is specified). The Portfolio Reference Basket will have a minimum weightings overlap of 90% with the Actual Portfolio at the beginning of each trading day. The Acquiring ETF also publishes each business day on its website the “Guardrail Amount,” which is the maximum deviation between the weightings of the specific securities in the Portfolio Reference Basket and the weightings of those specific securities in the Actual Portfolio, as well as between the weighting of the respective cash positions. The Guardrail Amount is designed to help investors evaluate the risk of tracking error, which is the difference in the performance of the Portfolio Reference Basket from the performance of the Actual Portfolio. Hennessy Advisors, on behalf of the Acquiring ETF, will enter into a license agreement with Blue Tractor Group, LLC in order to operate the Acquiring ETF under the Portfolio Reference Basket structure.
Under the terms of the Order, the Acquiring ETF’s investments are limited to the following: ETFs, exchange-traded notes, exchange-traded common stocks, exchange-traded preferred stocks, exchange-traded American Depositary Receipts (“ADRs”), exchange-traded real estate investment trusts, exchange-traded commodity pools, exchange-traded metals trusts, exchange-traded currency trusts and exchange-traded futures, in each case that are traded on a U.S. securities exchange; common stocks listed on a foreign exchange that trade on such exchange contemporaneously with the Acquiring ETF’s shares; exchange-traded futures that are traded on a U.S. futures exchange contemporaneously with the Acquiring ETF’s shares; and cash and cash equivalents (which are short-term U.S. Treasury securities, government money market funds, and repurchase agreements). The Acquiring ETF will not purchase any securities that are illiquid investments (as defined in Rule  22e-4(a)(8) of the 1940 Act) at the time of purchase. In addition, pursuant to the Order, the Acquiring ETF will not borrow for investment purposes, hold short positions, or invest in “penny stocks” (as defined in Rule 3a51-1 under the Securities Exchange Act of 1934 (“Exchange Act”)).

The Portfolio Reference Basket also generally constitutes the names and quantities of instruments to be exchanged with the Acquiring ETF for both purchases and redemptions of the Acquiring ETF’s shares.
The publication of the Portfolio Reference Basket is not the same level of transparency as the publication of the full portfolio by a fully transparent active ETF, and could cause the Acquiring ETF’s shares to have wider spreads and larger premiums/discounts than would be seen for a fully transparent active ETF using the same investment strategies. Given that this structure is unlike traditional active ETFs, Hennessy Advisors will monitor on an on-going basis how the Acquiring ETF’s shares trade, including the level of any market price premium or discount to NAV and the bid/ask spreads on market transactions. For at least the first three years after the reorganization of the Acquiring ETF, Hennessy Advisors will promptly call a meeting of the Board of the Trustees of Hennessy Funds Trust (the “Hennessy Funds’ Board of Trustees” or the “Hennessy Board”) (and will present to the Hennessy Funds’ Board of Trustees for its consideration, recommendations for appropriate remedial measures), and the Hennessy Board will promptly meet, if the tracking error (relative to the Actual Portfolio) exceeds 1%, or if, for 30 or more days in any quarter or 15 days in a row, the absolute difference between either the closing price or the mid-point of the highest bid and lowest offer at the time of calculation of the NAV (the “Bid/Ask Price”), on one hand, and NAV, on the other, exceeds 2.00% or the bid/ask spread exceeds 2.00%. In such a circumstance, the Hennessy Board will consider the continuing viability of the Acquiring ETF, whether shareholders are being harmed, and what, if any, action would be appropriate to among other things, narrow the premium/discount or spread, or tracking error, as applicable. The Hennessy Board will then decide whether to take any such action. Potential actions may include, but are not limited to, changing lead market makers, listing the Acquiring ETF on a different exchange, changing the size of Creation Units, changing the Acquiring ETF’s investment objective or strategies, and liquidating the Acquiring ETF.
INVESTMENT RESTRICTIONS
FUNDAMENTAL POLICIES.  The investment restrictions set forth below are fundamental policies of the Acquiring ETF that cannot be changed without the approval of the holders of the lesser of (i) 67% or more of the Acquiring ETF’s shares present or represented at a meeting of shareholders at which holders of more than 50% of the outstanding shares of the Acquiring ETF are present or represented or (ii) more than 50% of the outstanding shares of the Acquiring ETF. Notwithstanding the investment restrictions provided below, the Acquiring ETF’s investments and operations will be limited by the terms and conditions of the Order.

1. Senior Securities.  The Acquiring ETF may issue senior securities to the extent permitted by the 1940 Act.
2. Borrowing.  The Acquiring ETF may borrow money to the extent permitted by the 1940 Act.
3. Underwriting.  Except to the extent the Acquiring ETF may be deemed to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), when selling portfolio securities or selling its own shares, the Fund may not act as an underwriter.
4. Industry Concentration.  The Acquiring ETF may not make an investment in any one industry if such investment would cause the aggregate value of the Acquiring ETF’s investment in such industry to equal or exceed 25% of the Acquiring ETF’s net assets. This policy does not apply to U.S. Treasury securities, which are obligations issued or guaranteed by the U.S. government, and U.S. government agency and instrumentality obligations (collectively with U.S. Treasury securities, “U.S. Government Securities”), certificates of deposit, and bankers’ acceptances.
5. Issuer Concentration.  The Acquiring ETF may not purchase the securities of any one issuer (except U.S. Government Securities), if as a result, at the time of purchase, more than 5% of the Acquiring ETF’s total assets would be invested in such issuer or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, except that up to 25% of the value of the Acquiring ETF’s total assets may be invested without regard to this restriction.
6. Real Estate. The Acquiring ETF may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (although the Fund may invest in securities or other instruments secured by real estate or securities of companies engaged in the real estate business).
7. Commodities.  The Acquiring ETF may not buy or sell commodities and may not purchase or sell commodity contracts, but this does not prevent the Acquiring ETF from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.
8. Loans.  The Acquiring ETF may not make loans.  This limitation does not apply to (i) securities lending, (ii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan, and (iii) the purchase of debt securities or other debt instruments.
OTHER INVESTMENT RESTRICTIONS.  The following investment restrictions and operating policies of the Acquiring ETF may be changed by the Hennessy Funds’ Board of Trustees without shareholder approval:
1. Illiquid Securities.  The Acquiring ETF may not invest in illiquid securities if at the time of acquisition more than 15% of the Acquiring ETF’s net assets would be invested in such securities. Illiquid securities are securities that the Acquiring ETF reasonably expects cannot be sold, disposed of, or reversed in seven calendar days or less under current market conditions without such sale, disposition, or reversal significantly changing the market value of the investment. If the Acquiring ETF exceeds the limitation on illiquid securities other than by a change in market values, the Acquiring ETF must report the condition to the Hennessy Funds’ Board of Trustees and, when required by Rule 22e-4 of the 1940 Act, to the SEC.

Securities that may be resold in accordance with Rule 144A under the 1933 Act (“Rule 144A”), securities offered pursuant to Section 4(2) of the 1933 Act, and securities otherwise subject to restrictions on resale under the 1933 Act are not deemed illiquid solely by reason of being unregistered. Hennessy Advisors determines the liquidity of a particular security based on the trading markets for the specific security and other factors.
EXCHANGE LISTING AND TRADING
Shares of the Acquiring ETF are listed for trading and trade throughout the day on the Exchange.
There can be no assurance that the Acquiring ETF will continue to meet the requirements of the Exchange necessary to maintain the listing of its shares. The Exchange may, but is not required to, remove the Acquiring ETF’s shares from listing if, among other things (i) following the initial 12-month period beginning upon the commencement of trading of the Acquiring ETF, there are fewer than 50 beneficial owners of the Acquiring ETF’s shares; (ii) either the Portfolio Reference Basket or the holdings of the Acquiring ETF’s portfolio are not made available to all market participants at the same time; (iii) the Acquiring ETF has failed to file any filings required by the SEC or the Exchange is aware that the Acquiring ETF is not in compliance with the conditions of any exemptive order or no-action relief granted by the SEC or its staff under the 1940 Act with respect to the Acquiring ETF; (iv) the Exchange’s ongoing listing requirements are not continuously maintained; (v) any of the continuous listing representations for the issue of the shares of the Acquiring ETF are not continuously met; or (vi) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the exchange inadvisable. The Exchange will remove the Acquiring ETF’s shares from listing and trading upon termination of the Acquiring ETF.
Hennessy Funds Trust reserves the right to adjust the price levels of the Acquiring ETF’s shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Acquiring ETF.
As in the case of other stocks traded on the Exchange, broker’s commissions on transactions will be based on negotiated commission rates at customary levels.
Unlike other actively managed ETFs that publish their portfolio holdings on a daily basis, the Acquiring ETF does not publicly disclose the composition of its portfolio each business day, which may affect the price at which shares of the Acquiring ETF trade in the secondary market. Given the differences between the Acquiring ETF and ETFs that disclose their complete holdings daily, there is a risk that market prices of the Acquiring ETF may vary significantly from NAV, and that the Acquiring ETF’s shares may trade at a wider bid/ask spread – and therefore cost investors more to trade – than shares of traditional ETFs. These risks are heightened during periods of market disruption or volatility. In addition, although the Acquiring ETF seeks to benefit from keeping its portfolio information secret, market participants may attempt to use the Portfolio Reference Basket to identify the Acquiring ETF’s trading strategy. If successful, this could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Acquiring ETF and its shareholders, such as front running the Acquiring ETF’s trades of portfolio securities.

INVESTMENT CONSIDERATIONS
The Acquiring ETF’s Prospectus describes the principal investment strategies and risks of the Acquiring ETF. This section expands on that discussion and also describes non-principal investment strategies and risks of the Acquiring ETF. With respect to the Acquiring ETF’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.
COSTS OF BUYING OR SELLING SHARES RISK.  Investors buying or selling shares of the Acquiring ETF in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of the Acquiring ETF’s shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy the Acquiring ETF’s shares (the “bid” price) and the price at which an investor is willing to sell the Acquiring ETF’s shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Acquiring ETF, asset swings in the Acquiring ETF, or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling shares, including bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

DERIVATIVES.  The Acquiring ETF may invest in derivatives. Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks, or indices, such as futures, options, swap agreements, and forward contracts. Derivatives typically have economic leverage inherent in their terms. Such leverage will magnify any losses. Derivatives can be highly volatile, illiquid, and difficult to value, and changes in the value of such instruments held directly or indirectly by the Acquiring ETF may not correlate with the underlying instrument or reference assets, or the Acquiring ETF’s other investments. Although the value of derivatives depend largely upon price movements in the underlying instrument or reference asset, there are additional risks associated with derivatives that are possibly greater than the risks associated with investing directly in the underlying instruments or reference assets, including illiquidity risk, leveraging risk. and counterparty credit risk. A small position in derivatives could have a potentially large impact on the Acquiring ETF’s performance. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in derivatives.
EXCLUSION FROM COMMODITY POOL OPERATOR DEFINITION.  Hennessy Advisors has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) with respect to the Acquiring ETF under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission, a U.S. government agency (the “CFTC”). As a result, Hennessy Advisors is not subject to CFTC registration or regulation as a CPO with respect to the Acquiring ETF. Hennessy Advisors also relies on a related exclusion from the definition of “commodity trading advisor” under the CEA and the rules of the CFTC with respect to the Acquiring ETF.

The terms of the CPO exclusion require the Acquiring ETF, among other things, to adhere to certain limits on its investments in “commodity interests”. Commodity interests include commodity futures, commodity options, and swaps, which in turn include non-deliverable currency forward contracts. Because Hennessy Advisors and the Acquiring ETF intend to comply with the terms of the CPO exclusion, in the future the Acquiring ETF may need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Acquiring ETF is not intended as a vehicle for trading in commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved Hennessy Advisors’ or the Acquiring ETF’s reliance on these exclusions, the Acquiring ETF’s investment strategies, or this SAI.
Generally, the exclusion from CPO regulation on which Hennessy Advisors relies requires the Acquiring ETF to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): (i) the aggregate initial margin and premiums required to establish the Acquiring ETF’s positions in commodity interests may not exceed 5% of the liquidation value of the Acquiring ETF’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (ii) the aggregate net notional value of the Acquiring ETF’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Acquiring ETF’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Acquiring ETF may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options, or swaps markets. If, in the future, the Acquiring ETF can no longer satisfy these requirements, Hennessy Advisors may need to withdraw its notice claiming an exclusion from the definition of a CPO. If Hennessy Advisors were required to do that and could not find another exemption, then Hennessy Advisors would be subject to registration and regulation as a CPO with respect to the Acquiring ETF in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements based on Hennessy Advisors’ compliance with comparable SEC requirements. However, in the event Hennessy Advisors had to register as a CPO, the Acquiring ETF might incur additional compliance and other expenses as a result of CFTC regulations governing commodity pools and CPOs.
GLOBAL EVENTS.  A rise in protectionist trade policies, slowing global economic growth, risks associated with pandemic and epidemic diseases, the risk of trade disputes, and the possibility of changes to some international trade agreements could affect the economies of many nations, including the United States, in ways that cannot be foreseen at the present time and may negatively impact the markets in which the Acquiring ETF invests. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Investors will be negatively impacted if the value of their portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of Hennessy Advisors or the Sub-Advisors, as applicable, or key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and could have a significant and rapid negative impact on the performance of the Acquiring ETF’s investments, increase the Acquiring ETF’s volatility, or exacerbate pre‑existing risks to the Acquiring ETF.

ILLIQUID AND RESTRICTED SECURITIES.  Illiquid securities are those securities that the Acquiring ETF reasonably expects cannot be sold, disposed of, or reversed in seven calendar days or less under current market conditions without such sale, disposition, or reversal significantly changing the market value of the investment. In determining the liquidity of the Acquiring ETF’s investments, Hennessy Advisors may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Acquiring ETF’s rights and obligations relating to the investment).
Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Acquiring ETF may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Acquiring ETF may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring ETF might obtain a less favorable price than prevailed when it decided to sell.
A large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities, and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally do not seek to sell these instruments to the general public, but instead often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.
Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance, and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by the Acquiring ETF, however, could affect adversely the marketability of securities of the Acquiring ETF, and the Acquiring ETF might be unable to dispose of such securities promptly or at favorable prices.

The Hennessy Funds’ Board of Trustees has delegated the function of making day‑to‑day determinations of liquidity to Hennessy Advisors pursuant to guidelines approved by the Hennessy Funds’ Board. Hennessy Advisors takes into account a number of factors in reaching liquidity decisions, including, but not limited to, (i) the frequency of trades for the security, (ii) the number of dealers that make quotes for the security, (iii) the number of dealers that have undertaken to make a market in the security, (iv) the number of other potential purchasers, and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited, and the mechanics of transfer). Hennessy Advisors monitors the liquidity of restricted securities in the Acquiring ETF and reports periodically on such decisions to the Hennessy Funds’ Board.
The Hennessy Board approved a written liquidity risk management program to assess investment liquidity pursuant to Rule 22e-4 of the 1940 Act and designated a committee comprising four members of Hennessy Advisors’ management team to serve as the administrator of the program. No less than annually, the Hennessy Board must review a written report prepared by the administrator that addresses the operation of the liquidity risk management program and assesses its adequacy and effectiveness. Costs associated with complying with Rule 22e-4 of the 1940 Act could impact the Acquiring ETF’s performance and its ability to achieve its investment objective.
INVESTMENT COMPANY SECURITIES.  Investment companies, which are professionally managed portfolios, include other open-end investment companies, closed-end investment companies, unit investment trusts, ETFs, and exchange-traded notes (“ETNs”) which may be organized as either open-end investment companies or unit investment trusts.
As a shareholder of another investment company, the Acquiring ETF would bear, along with other shareholders, its pro rata portion of the investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Acquiring ETF incurs directly in connection with its own operations. Shareholders would also be exposed to the risks associated not only with the investments of the Acquiring ETF but also with the portfolio investments of the underlying investment companies. Other investment companies may have different investment policies than those of the Acquiring ETF. Under certain circumstances, an open-end investment company in which the Acquiring ETF invests may determine to make payment of a redemption by the Acquiring ETF in whole or in part by a distribution in kind of securities from its portfolio instead of in cash. As a result, the Acquiring ETF may hold such securities until the portfolio managers determine it is appropriate to dispose of them. Such disposition imposes additional costs on the Acquiring ETF. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their NAV. Others are continuously offered at NAV but also may be traded on the secondary market.
Investments in closed-end investment companies are subject to various risks, including (i) reliance on management’s ability to meet the closed-end investment company’s investment objective and to manage the closed-end investment company portfolio, (ii) fluctuation in the NAV of closed-end investment company shares compared to the changes in the value of the underlying securities that the closed-end investment company owns, and (iii) bearing a pro rata share of the management fees and expenses of each underlying closed-end investment company, which results in the Acquiring ETF’s shareholders being subject to higher expenses than if such shareholder invested directly in the closed-end investment company.

ETFs are pooled investment vehicles that commonly seek to track the performance of specific indices. ETFs may be organized as open-end investment companies or as unit investment trusts. Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices. The price of ETF shares is based on (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by the Acquiring ETF could result in losses on such shares. ETFs are subject to the following risks that do not apply to non‑exchange traded funds: (i) in most cases, ETF shares are not individually redeemable, and therefore the liquidity of ETF shares generally depends on the existence of a secondary trading market; (ii) an ETF’s shares may trade at a market price that is above or below such shares’ NAV; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) an ETF may utilize high leverage ratios; or (v) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
An investment in an ETN involves risks, including possible loss of principal. ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index. Risks of investing in ETNs also include limited portfolio diversification, uncertain principal payment, and illiquidity. Additionally, the investor fee reduces the amount of return on maturity or at redemption, and as a result, the investor may receive less than the principal amount at maturity or upon redemption, even if the value of the relevant index has increased.
LEGAL AND REGULATORY CHANGE RISK.  The regulatory environment for investment companies is evolving, and changes in regulation may adversely affect the value of the Acquiring ETF’s investments and its ability to pursue its trading strategy. In addition, the securities markets are subject to comprehensive statutes and regulations. The SEC and other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The effect of any future regulatory change on the Acquiring ETF could be substantial and adverse.

LENDING PORTFOLIO SECURITIES.  The Acquiring ETF may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33-1/3% of the value of its total assets. These loans will be secured by collateral (consisting of cash, U.S. Government Securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Acquiring ETF may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Acquiring ETF will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. The advantage of such loans is that the Acquiring ETF continues to receive the income on the loaned securities while earning interest on the cash amounts deposited as collateral, which will be invested in short-term investments.
A loan may be terminated by the borrower on one business day’s notice, or by Hennessy Funds Trust on two business days’ notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, Hennessy Funds Trust may use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost exceeding the collateral. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral, should the borrower of the securities fail financially. In addition, securities lending involves a form of leverage, and the Acquiring ETF may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover the Acquiring ETF’s transaction costs. However, loans of securities will be made only to companies the Hennessy Funds’ Board of Trustees deems to be creditworthy (such creditworthiness will be monitored on an ongoing basis) and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities. Any gain or loss in the market price during the loan period would inure to the Acquiring ETF.

When voting or consent rights that accompany loaned securities pass to the borrower, Hennessy Funds Trust will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the investment in such loaned securities. The Acquiring ETF will pay reasonable finder’s, administrative, and custodial fees in connection with loans of securities. The Acquiring ETF may lend foreign securities consistent with the foregoing requirements.
MARKET AND REGULATORY.  Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by the Acquiring ETF, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in the Acquiring ETF’s expenses. It may also be unusually difficult to identify both investment risks and opportunities, in which case investment objective may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and the Acquiring ETF may lose value, regardless of the individual results of the securities and other instruments in which the Acquiring ETF invests. It is impossible to predict whether or for how long such market events may continue, particularly if they are unprecedented, unforeseen, or widespread.
Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Policy and legislative changes in the United States and in other countries affect many aspects of financial regulation and may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are increasingly interconnected. As a result, whether or not the Acquiring ETF invests in securities of issuers located in, or with significant exposure to, countries experiencing economic and financial difficulties, the value and liquidity of the Acquiring ETF’s investments may decrease.
PRIVACY AND DATA PROTECTION.  The Acquiring ETF is subject to a variety of continuously evolving laws and regulations regarding privacy, data protection, and data security, including laws and regulations governing the collection, storage, handling, use, disclosure, transfer, and security of personal data. In light of recent broad-based cybersecurity attacks, legislators and regulators continue to propose and enact new and more robust privacy‑related laws including, but not limited to, the New York State Department of Financial Services Cybersecurity Requirements for Financial Services Companies, the California Consumer Privacy Act of 2018, and the California Privacy Rights Act of 2020. Any failure by the Acquiring ETF to comply with its privacy policies or applicable privacy‑related laws could result in legal or regulatory proceedings against the Acquiring ETF by governmental authorities, third‑party vendors, or others, which could adversely affect the Acquiring ETF. The interpretation of existing privacy‑related laws and the various regulators’ approaches to their enforcement continue to evolve over time. The Acquiring ETF faces the risk that these laws may be interpreted and applied in conflicting ways in different jurisdictions or in a manner that is not consistent with the Acquiring ETF’s current privacy policies or that regulators may enact new unclear privacy‑related laws.

REAL ESTATE INVESTMENT TRUSTS.  Real estate investment trusts (“REITs”) are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Investing in REITs involves certain unique risks in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, and mortgage REITs may be affected by the quality of the borrower on any credit extended. REITs are dependent on management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), to avoid entity-level tax and be eligible to pass through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code that could affect their tax status.
REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, and as a result, the value of such investments will fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.
The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.
REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for the Acquiring ETF, if invested in REITs, to request permission to extend the deadline for issuance of Forms 1099-DIV. Alternatively, amended Forms 1099-DIV may be sent.
REGULATED INVESTMENT COMPANY COMPLIANCE RISK.  The Acquiring ETF intends to elect to be, and intends to qualify each year for treatment as, a RIC under Subchapter M of the Code. To maintain the Acquiring ETF’s qualification for federal income tax treatment as a RIC, the Acquiring ETF must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year the Acquiring ETF fails to qualify for the special federal income tax treatment afforded to RICs, all of the Acquiring ETF’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Under certain circumstances, the Acquiring ETF could cure a failure to qualify as a RIC, but in order to do so, the Acquiring ETF could incur significant fund-level taxes and could be forced to dispose of certain assets.

TEMPORARY INVESTMENTS.  During periods of adverse market or economic conditions, the Acquiring ETF may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, the Acquiring ETF would not be pursuing its stated investment objective with its usual investment strategies. The Acquiring ETF may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by Hennessy Advisors. Money market instruments are high-quality, short-term fixed-income obligations (which generally have remaining maturities of one year or less) and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Acquiring ETF may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. The Acquiring ETF, as an investor in a money market fund, will indirectly bear that fund’s fees and expenses, which will be in addition to the fees and expenses of the Acquiring ETF. Repurchase agreements involve certain risks not associated with direct investments in debt securities.
TYPES OF EQUITY SECURITIES.  In addition to common stock, the equity securities that the Acquiring ETF may purchase include securities having equity characteristics, such as rights. Common stock represents an equity or ownership interest in a company. This interest often gives the Acquiring ETF the right to vote on measures affecting the company’s organization and operations. Equity securities have a history of long-term growth in value, but their prices tend to fluctuate in the shorter term. Rights essentially are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights normally have a short duration and are distributed directly by the issuer to its shareholders. Rights have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.
TRUSTEES AND OFFICERS

MANAGEMENT INFORMATION
The business and affairs of the Acquiring ETF are managed under the direction of the Hennessy Funds’ Board of Trustees, and the Hennessy Board elects the officers of Hennessy Funds Trust (“Officers”). From time to time, the Hennessy Board also has appointed advisers to the Hennessy Board (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and Doug Franklin. As Advisers, Mr. Alexander and Mr. Franklin attend meetings of the Board of Trustees and act as non‑voting participants. Information pertaining to the Trustees, Advisers, and the Officers of Hennessy Funds Trust is set forth below. The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.  Each Trustee oversees each of the 16 series of Hennessy Funds Trust and will oversee the Acquiring ETF.

Name, Age, and Position Held with the Trust	Start Date of Service	Principal Occupation(s) During Past Five Years	Other Directorships Held Outside of Fund Complex During Past Five Years
Disinterested Trustees(1) and Advisers
J. Dennis DeSousa 86 Trustee	January 1996	Mr. DeSousa is a real estate investor.	None.
Robert T. Doyle 75 Trustee	January 1996	Mr. Doyle has been the Sheriff of Marin County, California since 1996.	None.
Claire Garvie 48 Trustee	December 2015 as an Adviser to the Board and December 2021 as a Trustee
Ms. Garvie is a founder of Kiosk and has served as its Chief Operating Officer since 2004. Kiosk is a full‑service marketing agency with offices in the San Francisco Bay Area, Toronto, and Liverpool, UK.
None.
Gerald P. Richardson 76 Trustee	May 2004	Mr. Richardson is an independent consultant in the securities industry.	None.
Brian Alexander 41 Adviser to the Board	March 2015
Mr. Alexander has worked for the Sutter Health organization since 2011 in various positions. He has served as the Chief Executive Officer of the Sutter Roseville Medical Center since 2018. From 2016 through 2018, he served as the Vice President of Strategy for the Sutter Health Valley Area, which includes 11 hospitals, 13 ambulatory surgery centers, 16,000 employees, and 1,900 physicians. From 2013 through 2016, Mr. Alexander served as Sutter Novato Community Hospital’s Chief Administrative Officer.
None.
Doug Franklin 58 Adviser to the Board	March 2016
Mr. Franklin is a retired insurance industry executive. From 1987 through 2015, he was employed by the Allianz-Fireman’s Fund Insurance Company in various positions, including as its Chief Actuary and Chief Risk Officer.
None.
Interested Trustee (2)
Neil J. Hennessy 66 Chairman of the Board, Chief Market Strategist, Portfolio Manager, and President	January 1996 as a Trustee and June 2008 as an Officer	Mr. Hennessy has been employed by Hennessy Advisors, Inc. since 1989 and currently serves as its Chairman and Chief Executive Officer.	Hennessy Advisors, Inc.

Name, Age, and Position Held with the Trust	Start Date of Service	Principal Occupation(s) During Past Five Years
Officers
Teresa M. Nilsen 56 Executive Vice President and Treasurer	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc. since 1989 and currently serves as its President, Chief Operating Officer, and Secretary.
Daniel B. Steadman 66 Executive Vice President and Secretary	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc. since 2000 and currently serves as its Executive Vice President.
Brian Carlson 50 Senior Vice President and Head of Distribution	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc. since December 2013 and currently serves as its Chief Compliance Officer and Senior Vice President.
Jennifer Cheskiewicz (3) 45 Senior Vice President and Chief Compliance Officer	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc. as its General Counsel since June 2013.
David Ellison (4) 64 Senior Vice President and Portfolio Manager	October 2012
Mr. Ellison has been employed by Hennessy Advisors, Inc. since October 2012. He has served as a Portfolio Manager of the Hennessy Large Cap Financial Fund and the Hennessy Small Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from its inception until February 2017. Mr. Ellison served as Director, CIO, and President of FBR Fund Advisers, Inc. from December 1999 to October 2012.

Ryan Kelley (5) 49 Chief Investment Officer, Senior Vice President, and Portfolio Manager	March 2013
Mr. Kelley has been employed by Hennessy Advisors, Inc. since October 2012. He has served as Chief Investment Officer of the Hennessy Funds since March 2021 and has served as a Portfolio Manager of the Hennessy Gas Utility Fund, the Hennessy Large Cap Financial Fund, and the Hennessy Small Cap Financial Fund since October 2014. Mr. Kelly served as Co‑Portfolio Manager of these same funds from March 2013 through September 2014 and as a Portfolio Analyst for the Hennessy Funds from October 2012 through February 2013. He has also served as a Portfolio Manager of the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth Fund, and the Hennessy Cornerstone Value Fund since February 2017 and as a Portfolio Manager of the Hennessy Total Return Fund, the Hennessy Balanced Fund, and the Hennessy Technology Fund since May 2018. He previously served as Co‑Portfolio Manager of the Hennessy Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from January 2008 to October 2012.

L. Joshua Wein (5) 49 Vice President and Portfolio Manager	September 2018
Mr. Wein has been employed by Hennessy Advisors, Inc. since 2018. He has served as Portfolio Manager of the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth Fund, the Hennessy Cornerstone Value Fund, Hennessy Total Return Fund, the Hennessy Balanced Fund, the Hennessy Gas Utility Fund, and the Hennessy Technology Fund since February 2021, and as the Co-Portfolio Manager of these Funds since February 2019. He served as a Senior Analyst of those same Funds from September 2018 through February 2019. He also has served as a Portfolio Manager of the Hennessy Energy Transition Fund and the Hennessy Midstream Fund since January 2022. Mr. Wein served as Director of Alternative Investments and Co‑Portfolio Manager at Sterling Capital Management from 2008 to 2018.

_______________
(1)
The Funds have determined that Mr. DeSousa, Mr. Doyle, Ms. Garvie, and Mr. Richardson are not interested persons, as defined in the 1940 Act, of the Investment Manager or of any predecessor investment for purposes of Section 15(f).

(2)
Messrs. DeSousa, Doyle, N. Hennessy, and Richardson previously served on the Board of Directors of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”). Pursuant to an internal reorganization effective as of February 28, 2014, the series of HFMI, HFI, and HSFT were reorganized into corresponding series of Hennessy Funds Trust that mirrored them. Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(3)	Mr. Neil Hennessy is considered an “interested person,” as defined in the 1940 Act, because he is an officer of the Hennessy Funds.
(4)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(5)	The address of this officer is 101 Federal Street, Suite 1900, Boston, MA 02110.
(6)	The address of this officer is 1340 Environ Way, Suite 305, Chapel Hill, NC 27517.

Pursuant to the terms of the Management Agreement (as defined below) with Hennessy Funds Trust, Hennessy Advisors, on behalf of the Acquiring ETF, pays the compensation of all Officers (other than all or a portion of the salaries and benefits of the Acquiring ETF’s compliance officers) and Trustees who are affiliated persons of Hennessy Advisors.

TRUSTEE AND ADVISER QUALIFICATIONS

Neil J. Hennessy has been a Trustee and portfolio manager of the Hennessy Funds for many years. His experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by Hennessy Advisors and with the Cornerstone series of the Hennessy Funds’ portfolios, led to the conclusion that he should serve as a Trustee. J. Dennis DeSousa’s experience as a real estate investor has honed his understanding of financial statements and the issues that confront businesses, and his diligent and thoughtful service as a Trustee for over two decades has provided him with a solid understanding of the mutual fund industry. Serving as a sheriff, Robert T. Doyle has honed his organizational and problem solving skills, making him a valuable resource when addressing issues that confront the Hennessy Funds. Further, Mr. Doyle’s diligent and thoughtful service as a Trustee for over two decades has provided him with a detailed understanding of the mutual fund industry. Claire Garvie is the founder and Chief Operations Officer of Kiosk, an internet marketing and services firm, and brings over 20 years of experience leading successful marketing programs for firms like Sony, Delta Airlines, and many others. Kiosk was founded in 2004 with offices in the San Francisco Bay Area, Toronto, and Liverpool, UK. Her vast experience in digital marketing makes her a valuable addition to the Hennessy Funds’ Board of Trustees. As the chief executive officer of a company, Gerald P. Richardson gained familiarity with financial statements and developed a deep understanding of the demands of operating a business and addressing the issues that confront businesses. Further, Mr. Richardson’s experience in the securities industry as a consultant and his diligent and thoughtful service as a Trustee for over 15 years makes him a valuable resource to the Hennessy Board. Mr. DeSousa, Mr. Doyle, Ms. Garvie, and Mr. Richardson take conservative and thoughtful approaches to addressing issues facing the Hennessy Funds. The combination of skills and attributes discussed above led to the conclusion that Mr. DeSousa, Mr. Doyle, Ms. Garvie, and Mr. Richardson should serve as Trustees.
With over 15 years of experience in the complex healthcare industry, Brian Alexander’s leadership roles in various senior positions within the Sutter Health organization have required significant management, administrative, and customer service expertise, which makes him a valuable resource as an Adviser to the Hennessy Board. Doug Franklin was employed by the Allianz-Fireman’s Fund (FFIC) for 28 years, where he rose through the company to senior leadership, including positions as Chief Actuary and Chief Risk Officer before retiring in 2015. His considerable leadership experience and ability to grasp complex issues makes him a valuable resource as an Adviser to the Hennessy Board.
BOARD LEADERSHIP STRUCTURE
The Hennessy Funds’ Board of Trustees has general oversight responsibility with respect to the operation of the Hennessy Funds. The Hennessy Board has engaged Hennessy Advisors to manage the Hennessy Funds and is responsible for overseeing Hennessy Advisors and other service providers to the Hennessy Funds in accordance with the provisions of the 1940 Act and other applicable laws. The Hennessy Board has established an Audit Committee to assist the Hennessy Board in performing its oversight responsibilities.
Neil J. Hennessy serves as the Chairman of the Hennessy Board. The Hennessy Funds do not have a lead disinterested Trustee. The small size of the Hennessy Funds’ Board of Trustees, consisting of one interested Trustee and four disinterested Trustees, facilitates open discussion and significant involvement by all of the Trustees without the need for a lead disinterested Trustee. Mr.  Hennessy’s in-depth knowledge of the Hennessy Funds and their operations enables him to effectively set board agendas and ensure appropriate processes and relationships are established with both Hennessy Advisors and the Hennessy Board, while the business acumen and many years of experience in the mutual fund industry serving as Trustees of the Hennessy Funds of Messrs. DeSousa, Doyle, and Richardson, enables them to effectively and accurately assess the information being provided to the Hennessy Board to ensure that they are appropriately fulfilling their fiduciary duties to the Hennessy Funds and their shareholders. Ms. Garvie was appointed as a Trustee in December 2021 after serving for six years as an Adviser to the Hennessy Board and gaining valuable experience in the mutual fund and asset management industry. In light of these factors, Hennessy Funds Trust has determined that its leadership structure is appropriate.

BOARD OVERSIGHT OF RISK
The Hennessy Funds’ Board of Trustees performs a risk oversight function for the Hennessy Funds directly through its oversight role and indirectly through the Audit Committee, officers of the Hennessy Funds, and service providers to the Hennessy Funds. To effectively perform its risk oversight function, the Hennessy Board performs the following activities, among other things: (i) receives and reviews reports related to the performance and operations of the Hennessy Funds; (ii) reviews and approves, as applicable, the compliance policies and procedures of the Hennessy Funds; (iii) approves the Hennessy Funds’ principal investment policies; (iv) meets with representatives of various service providers, including Hennessy Advisors and the independent registered public accounting firm of the Hennessy Funds, to review and discuss the activities of the Hennessy Funds and to provide direction with respect thereto; and (v) appoints a chief compliance officer of the Hennessy Funds who oversees the implementation and testing of the Hennessy Funds’ compliance program and reports to the Hennessy Board regarding compliance matters for the Hennessy Funds and their service providers.
The Hennessy Funds have an Audit Committee, which is discussed in greater detail below. The Audit Committee plays a significant role in the risk oversight of the Hennessy Funds as they meet annually with the independent registered public accounting firm of the Hennessy Funds (the “Auditor”) to discuss, among other things, financial risk, including internal controls over financial reporting. From time to time upon request, the Audit Committee will meet with the Acquiring ETF’s chief compliance officer and Fund counsel.
BOARD COMMITTEES
The Audit Committee of the Hennessy Funds’ Board of Trustees comprises Messrs.  DeSousa, Doyle (Chair), and Richardson. The primary functions of the Audit Committee are to recommend to the Hennessy Board the independent registered public accounting firm to be retained to perform the annual audit, to review the results of the audit, to review the Acquiring ETF’s internal controls, and to review certain other matters relating to the Acquiring ETF’s independent registered public accounting firm and financial records. Because the Acquiring ETF will commence operations on or following the date of this SAI, the Audit Committee did not meet during the Acquiring ETF’s most recently completed fiscal year with respect to the Acquiring ETF.

In overseeing the Auditor, the Audit Committee (i) reviews the Auditor’s independence from the Hennessy Funds and management, and from Hennessy Advisors, (ii) reviews periodically the level of fees approved for payment to the Auditor and the pre-approved non-audit services it has provided to the Hennessy Funds to ensure their compatibility with the Auditor’s independence, (iii) reviews the Auditor’s performance, qualifications and quality control procedures, (iv) reviews the scope of and overall plans for the annual audit, (v) reviews the Auditor’s performance, qualifications and quality control procedures, (vi) consults with management and the Auditors with respect to the Hennessy Funds’ processes for risk assessment and risk management, (vii) reviews with management the scope and effectiveness of the Hennessy Funds’ disclosure controls and procedures, including for purposes of evaluating the accuracy and fair presentation of the company’s financial statements in connection with certifications made by the chief executive officer and chief financial officer, and (viii) reviews significant legal developments and the Hennessy Funds’ processes for monitoring compliance with law as it relates to the financial statements and related disclosure.
BOARD AND OTHER INTERESTED PERSONS COMPENSATION
Hennessy Funds Trust pays Trustees who are not interested persons of Hennessy Funds Trust (each, a “Disinterested Trustee”) fees for serving as Trustees. During calendar year 2022, each Disinterested Trustee received a fee of $16,000 and each Adviser received a fee of $5,000 for each meeting of the Hennessy Funds’ Board of Trustees attended, in each case allocated equally across all Hennessy Funds. Hennessy Funds Trust may also reimburse Trustees and Advisers for travel expenses incurred in order to attend meetings of the Hennessy Funds’ Board of Trustees.
The table below sets forth the compensation estimated to be paid by Hennessy Funds Trust to each Trustee for service as a Trustee, to each Adviser for service as an Adviser, and to each officer or affiliated person who is expected to receive aggregate compensation from the Acquiring ETF exceeding $60,000, in each case for the Acquiring ETF’s fiscal year ending August 31, 2023.

Name of Person	Aggregate Compensation from the Acquiring ETF	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Trust(1)
Disinterested Trustees and Advisers
J. Dennis DeSousa	$ [•]	—	—	$ [•]
Robert T. Doyle	$ [•]	—	—	$ [•]
Claire Garvie	$ [•]	—	—	$ [•]
Gerald P. Richardson	$ [•]	—	—	$ [•]
Brian Alexander	$ [•]	—	—	$ [•]
Doug Franklin	$ [•]	—	—	$ [•]
Interested Persons (as defined in the 1940 Act)
Neil J. Hennessy	—	—	—	—
Jennifer Cheskiewicz	$ [•](2)	—	—	$ [•]
(1) There are currently sixteen other series comprising Hennessy Funds Trust. (2) This amount includes $[•] in salary and $[•] in benefits (health and life insurance premiums and payroll expenses).

Because Hennessy Advisors, the Sub-Advisors, and Fund Services (as defined below) perform substantially all of the services necessary for the operation of the Acquiring ETF, the Acquiring ETF does not require any employees. Other than the Acquiring ETF’s compliance officer, no officer, director, or employee of Hennessy Advisors, any Sub-Advisor, or Fund Services receives any compensation from the Acquiring ETF for acting as a Trustee or Officer.
OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS
No person or entity “controls” (within the meaning of the 1940 Act) the Acquiring ETF, as the Acquiring ETF will commence operations on or following the date of this SAI. A person or entity that “controls” the Acquiring ETF could have effective voting control over the Acquiring ETF.
As of the date hereof, no person or entities owned beneficially or of record 5% or more of the outstanding shares of the Acquiring ETF, as the Acquiring ETF will commence operations on or following the date of this SAI.
As of the date hereof, the Officers, Trustees, and Advisers of the Hennessy Funds as a group (13 individuals) owned an aggregate of less than 1% of the outstanding shares of the Acquiring ETF, as the Acquiring ETF will commence operations on or following the date of this SAI.
MANAGEMENT OF THE ACQUIRING ETF
THE INVESTMENT MANAGER
The investment manager of the Acquiring ETF is Hennessy Advisors. Hennessy Advisors acts as the investment manager of the Acquiring ETF pursuant to a management agreement with Hennessy Funds Trust (the “Management Agreement”). Hennessy Advisors furnishes continuous investment advisory services and management to the Acquiring ETF. Hennessy Advisors is controlled by Neil J. Hennessy, who currently owns approximately [•]% of the outstanding voting securities of Hennessy Advisors.
Under the Management Agreement, Hennessy Advisors is entitled to a unitary management fee, computed daily and paid monthly, at the annual rate of 0.95%.  Pursuant to the Management Agreement, Hennessy Advisors is responsible for investment management of the Acquiring ETF’s portfolio, subject to general oversight by the Hennessy Funds’ Board of Trustees, and provides the Acquiring ETF with office space. In addition, Hennessy Advisors is obligated to keep certain books and records of the Acquiring ETF. In connection therewith, Hennessy Advisors furnishes the Acquiring ETF with those ordinary clerical and bookkeeping services that are not being furnished by the Acquiring ETF’s custodian, administrator, or transfer agent.

Under the terms of the Management Agreement, Hennessy Advisors bears all expenses incurred in connection with providing services under the Management Agreement.  Additionally, for no compensation, Hennessy Advisors pays all other operating expenses of the Acquiring ETF with the exception of the following: (i) the management fees paid to Hennessy Advisors pursuant to the Management Agreement; (ii) distribution fees and expenses paid by the Acquiring ETF under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (iii) interest expenses; (iv)  brokerage expenses, trading expenses and other expenses (such as stamp taxes) in connection with the execution of portfolio transactions or in connection with creation or redemption transactions; (v) compensation paid to the Independent Trustees and fees paid to Independent Trustees’ counsel; (vi) tax expenses and governmental fees; and (vii) extraordinary expenses not incurred in the course of ordinary business.
Under the Management Agreement, Hennessy Advisors is not liable for any error of judgment or mistake of law or for any loss suffered by Hennessy Funds Trust or the Acquiring ETF in connection with the performance of the Management Agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Hennessy Advisors in the performance of its duties or from reckless disregard of its duties and obligations thereunder.
The Management Agreement has an initial term of two years and may be renewed from year to year thereafter so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Management Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement may be terminated by Hennessy Funds Trust or by Hennessy Advisors upon 60 days’ prior written notice.
Because the Acquiring ETF will commence operations on or following the date of this SAI, there have been no payments by the Acquiring ETF to Hennessy Advisors for advisory services.
SUB-ADVISORS
Hennessy Advisors has delegated the day-to-day management of the portfolio composition of the Acquiring ETF to the Sub-Advisors and has entered into a sub-advisory agreement with each Sub‑Advisor.
Hennessy Advisors employs the Sub‑Advisors and may terminate them subject to prior approval by the Hennessy Funds’ Board of Trustees. Pursuant to the 1940 Act, employing a new sub‑advisor requires prior approval of the Acquiring ETF’s shareholders. Hennessy Funds Trust may request an SEC order exempting the Acquiring ETF from such requirements, but there can be no assurance that, if requested, such an order would be granted. Selection and retention criteria for a sub-advisor include the following: (i) historical performance records; (ii) consistent performance in the context of the markets; (iii) organizational stability and reputation; (iv) quality and depth of investment personnel; and (v) ability to apply a consistent approach. Different sub‑advisors may not necessarily exhibit all of the criteria to the same degree. The Sub-Advisors are paid by Hennessy Advisors, not by the Acquiring ETF, and each Sub-Advisor’s activities are subject to general supervision by Hennessy Advisors and the Hennessy Funds’ Board of Trustees. Although Hennessy Advisors and the Hennessy Board do not evaluate the investment merits of Stance Capital’s specific securities selections, they do review the performance of Stance Capital relative to the selection criteria.

STANCE CAPITAL, LLC.  Hennessy Advisors has delegated the day-to-day management of the portfolio composition of the Acquiring ETF to Stance Capital and has entered into a sub‑advisory agreement with Stance Capital (the “Sub‑Advisory Agreement”). Stance Capital is a Massachusetts limited liability company located at 131 Dartmouth Street, 3rd Floor, Boston, MA 02116 and is controlled by Bill Davis.
Stance Capital makes the investment decisions for the Acquiring ETF and continuously reviews, supervises, and administers a separate investment program. In consideration thereof, the Investment Manager (not the Acquiring ETF) pays Stance Capital monthly at an annual rate of 0.40% of the Acquiring ETF’s average daily net assets up to $125 million, 0.37% of average daily net assets for assets over $125 million and up to $250 million, and 0.35% for average daily net assets in excess of $250 million.
The Sub-Advisory Agreement provides that Stance Capital shall not be protected against any liability to Hennessy Funds Trust or its shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder. The Sub‑Advisory Agreement also provides that Stance Capital is free to render similar services to others and to engage in other activities.
The Sub-Advisory Agreement has an initial term of two years and may be renewed from year to year thereafter so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Sub-Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act). The Sub-Advisory Agreement may be terminated by the Acquiring ETF, Hennessy Advisors, or Stance Capital upon 60 days’ prior written notice.
VIDENT INVESTMENT ADVISORY, LLC.  Hennessy Advisors has entered into a sub‑advisory agreement with Vident Investment (the “Vident Sub‑Advisory Agreement”). Vident Investment is a Delaware limited liability company located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, GA 30009 and is a wholly-owned subsidiary of Vident Financial, LLC. Vident Financial, LLC is a wholly-owned subsidiary of the Vident Investors’ Oversight Trust. Vince L. Birley, Brian Shepler, and Mohammad Baki serve as the trustees of the Vident Investors’ Oversight Trust.
Pursuant to the terms of the Vident Sub-Advisory Agreement, Vident Investment is the sub-advisor responsible for selecting broker-dealers to execute purchase and sale transactions for the Fund, as instructed Stance Capital, subject to the supervision of Hennessy Advisors and the Hennessy Funds’ Board of Trustees. In consideration thereof, the Investment Manager (not the Acquiring ETF) pays Vident monthly at an annual rate of 0.05 % of the Acquiring ETF’s average daily net assets up to $250 million, 0.045% of average daily net assets for assets over $250 million and up to $500 million, and 0.04% for average daily net assets in excess of $500 million. Hennessy Advisors has agreed to pay a minimum sub-advisory fee to Vident Investment of $18,750 on an annual basis.

The Vident Sub-Advisory Agreement provides that Vident Investment shall not be protected against any liability to Hennessy Funds Trust or its shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder. The Vident Sub‑Advisory Agreement also provides that Vident Investment is free to render similar services to others and to engage in other activities.

The Vident Sub-Advisory Agreement has an initial term of two years and may be renewed from year to year thereafter so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Vident Sub-Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act). The Vident Sub-Advisory Agreement may be terminated by the Acquiring ETF, Hennessy Advisors, or Vident Investment upon 60 days’ prior written notice.

Because the Acquiring ETF will commence operations on or following the date of this SAI, there have been no payments by Hennessy Advisors to Stance Capital or Vident Investment for sub‑advisory services.

THE PORTFOLIO MANAGERS
The portfolio managers of the Acquiring ETF with the responsibility for the portfolio composition of the Acquiring ETF and the portfolio managers of the Acquiring ETF with responsibility for selecting broker-dealers to execute purchase and sale transactions may have responsibility for accounts other than the Acquiring ETF. Information regarding the accounts managed by each portfolio manager as of [•], 2022, other the Acquiring ETF, is set forth below.

	Number of Other Accounts Managed and Total Assets by Account Type*			Number of Accounts and Total Assets for Which Advisory Fee Is Performance‑Based*
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Bill Davis	[•] $[•]	[•] $[•]	[•] $[•]	[•] $[•]	[•] $[•]	[•] $[•]
Kyle Balkissoon	[•] $[•]	[•] $[•]	[•] $[•]	[•] $[•]	[•] $[•]	[•] $[•]
Rafael Zayas	[•] $[•]	[•] $[•]	[•] $[•]	[•] $[•]	[•] $[•]	[•] $[•]
Ryan Dofflemeyer	[•] $[•]	[•] $[•]	[•] $[•]	[•] $[•]	[•] $[•]	[•] $[•]

*	If an account has a co-portfolio manager, the total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.
PORTFOLIO MANAGER COMPENSATION.  The below summarizes the compensation received by the portfolio managers as of [•], 2022. Mr. Davis and Mr. Balkissoon are compensated by Stance Capital with a cash base salary and a discretionary bonus that is based on the individual performance and overall profitability of Stance Capital. Mr. Balkissoon owns equity in Stance Capital and shares in its profits, which is, in part, dependent on the performance of the Acquiring ETF, and therefore in part based on the value of the Acquiring ETF’s net assets and other client accounts he is managing.

Mr. Zayas and Mr. Dofflemeyer are compensated by Vident Investment with a base salary and are eligible to earn discretionary bonuses from time to time. The availability and amount of any bonus will be based on factors such as Vident Investment’s profitability, individual performance, and team contribution. Vident Investment’s profitability is, in part, dependent on the performance of the Acquiring ETF, and therefore in part based on the value of the Acquiring ETF’s net assets and other client accounts it is managing.
MATERIAL CONFLICTS OF INTEREST.  The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Acquiring ETF’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Acquiring ETF. Therefore, a potential conflict of interest may arise as a result of the identical investment objective, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing, and possible market impact of Acquiring ETF trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Acquiring ETF. However, each of Stance Capital and Vident Investment has established policies and procedures to ensure that the purchase and sale of securities and other investments among all accounts it manages are fairly and equitably allocated. In accordance with Stance Capital’s trade rotation policy, there will be cases where the Acquiring ETF will trade after other accounts.
Because the Acquiring ETF will commence operations on or following the date of this SAI, no portfolio manager owns shares of the Acquiring ETF.
THE ADMINISTRATOR
U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administration services to the Acquiring ETF pursuant to a Fund Administration Servicing Agreement with Hennessy Funds Trust (the “Administration Agreement”). The Administration Agreement provides that Fund Services must furnish the Acquiring ETF with various administrative services including, but not limited to, (i) the preparation and coordination of reports to the Hennessy Funds’ Board of Trustees, (ii) preparation and filing of securities and other regulatory filings (including state securities filings), (iii) marketing materials, tax returns, and shareholder reports, (iv) review and payment of Acquiring ETF expenses, (v) monitoring and oversight of the activities of the Acquiring ETF’s other servicing agents (i.e., transfer agent, custodian, accountants, etc.), (vi) maintaining books and records of the Acquiring ETF, and (vii) administering shareholder accounts. Under the Administration Agreement, Fund Services is required to exercise reasonable care and is not liable for any error of judgment or mistake of law or for any loss suffered by the Acquiring ETF in connection with its performance as administrator, except a loss resulting from willful misfeasance, bad faith, or negligence on the part of Fund Services in the performance of its duties under the Administration Agreement. The Administration Agreement remains in effect until terminated by either party. It may be terminated at any time, without the payment of any penalty, by the Hennessy Board upon 90 days’ prior written notice to Fund Services, or by Fund Services upon 90 days’ prior written notice to Hennessy Funds Trust.

For all services provided pursuant to the Administration Agreement, the Fund Accounting Servicing Agreement (see below), the Custodian Agreement (see below), and the Transfer Agent Agreement (see below), Fund Services and its affiliates receive from Hennessy Funds Trust an annual fee, payable monthly, based on the average daily net assets of all Hennessy Funds. Subject to certain fee waivers, the annual fee for the Hennessy Funds complex is equal to 0.12% of the first $2 billion of the average daily net assets of the Hennessy Funds Complex, 0.10% of the next $2 billion of the average daily net assets of the Hennessy Funds complex, 0.06% of the next $2 billion of the average daily net assets of the Hennessy Funds complex, 0.05% of the next $1 billion of the average daily net assets of the Hennessy Funds complex, 0.04% of the next $3 billion of the average daily net assets of the Hennessy Funds complex, and 0.03% of the average daily net assets in excess of $10 billion of the average daily net assets of the Hennessy Funds complex, subject to a minimum annual fee for the Hennessy Funds complex of $600,000.
Because the Acquiring ETF will commence operations on or following the date of this SAI, there have been no payments by the Acquiring ETF to Fund Services for administration services.
ACCOUNTING SERVICES AGREEMENT
Fund Services also provides fund accounting services to the Acquiring ETF pursuant to a Fund Accounting Servicing Agreement with Hennessy Funds Trust (the “Fund Accounting Servicing Agreement”). For its accounting services, Fund Services and its affiliates are entitled to receive annual fees, payable monthly, based on the fee schedule set forth above under “THE ADMINISTRATOR.”
TRANSFER AGENT AND CUSTODIAN
Fund Services provides transfer agency services to Fund pursuant to a Transfer Agent Agreement with Hennessy Funds Trust (the “Transfer Agent Agreement”). Under the Transfer Agent Agreement, Fund Services has agreed to issue and redeem shares of the Acquiring ETF to APs, make dividend and other distributions to shareholders of the Acquiring ETF, respond to correspondence by Acquiring ETF shareholders and others relating to its duties, maintain shareholder accounts, and make periodic reports to the Acquiring ETF.
U.S. Bank, National Association (the “Custodian”), Custody Operations, 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian for the Acquiring ETF pursuant to a Custodian Agreement with Hennessy Funds Trust (the “Custodian Agreement”). The Custodian and Fund Services are affiliates of each other. Under the Custodian Agreement, the Custodian will be responsible for, among other things, receipt of and disbursement of funds from the Acquiring ETF’s accounts, establishment of segregated accounts as necessary, and transfer, exchange, and delivery of the Acquiring ETF’s portfolio securities.
THE DISTRIBUTOR
Quasar Distributors, LLC (the “Distributor”), 111 East Kilbourn, Suite 2200, Milwaukee, Wisconsin 53202, serves as the distributor for the Acquiring ETF pursuant to a distribution agreement with Hennessy Funds Trust. The Acquiring ETF’s shares are continuously offered for sale by the Distributor only in Creation Units. Each Creation Unit is made up of at least 5,000 shares. The Distributor will not distribute shares in amounts less than a Creation Unit. The Distributor distributes the Acquiring ETF’s shares on a best efforts basis.

CODE OF ETHICS
Hennessy Funds Trust and Hennessy Advisors have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (“Rule 17j-1”). Such Code of Ethics permits Access Persons (as defined in Rule 17j-1) of Hennessy Funds Trust and Hennessy Advisors to invest in securities, including securities that may be purchased or held by the Acquiring ETF, subject to receiving pre-clearance of any personal securities transactions in securities other than direct obligations of the U.S. government, bankers’ acceptances, bank certificates of deposit, commercial paper, and high-quality short term debt instruments, including repurchase agreements, and shares issued by open-end registered investment companies. With certain exceptions, such Code of Ethics generally prohibits the purchase or sale of securities if the Access Person of Hennessy Funds Trust or Hennessy Advisors knows at the time of such purchase or sale that the security is being considered for purchase or sale by the Acquiring ETF or is being purchased or sold by the Acquiring ETF. While the Distributor has adopted a code of ethics that is compliant with Rule 17j-1, the Distributor is not required to adopt a code of ethics pursuant to Rule 17j-1, in reliance on the exemption found in Rule 17j-1(c)(3).
Each of Stance Capital and Vident Investment has adopted a Code of Ethics pursuant to Rule 17j-1 that permits its Access Persons to invest in securities, including securities that may be purchased or held by the Acquiring ETF, subject to following the procedures set forth in their respective personal securities transactions policies.
PROXY VOTING POLICY
Information on how the Acquiring ETF voted proxies during the most recent 12-month period ended June 30 will be available on the Acquiring ETF’s website, without charge, at www.hennessyfunds.com or the website of the SEC at http://www.sec.gov.
The Hennessy Funds’ Board of Trustees has delegated authority for making voting decisions with respect to the portfolio securities of the Acquiring ETF to Stance Capital, subject to the Hennessy Board continuing oversight. It is Stance Capital’s policy to vote all proxies the Acquiring ETF receives in a manner that serves the Acquiring ETF’s best interests. To assist in its responsibility for voting proxies and the overall voting process, Stance Capital has engaged an independent third party proxy voting specialist, Glass Lewis & Co., LLC (“Glass Lewis”). The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and recordkeeping. The decision by Stance Capital to retain the services of Glass Lewis is based principally on the view that the services that Glass Lewis provides generally will result in proxy voting decisions which serve the best economic interests of the Acquiring ETF’s, as well as limiting conflicts of interest between Stance Capital and the Acquiring ETF. Stance Capital follows the Glass Lewis guidelines that focus on enhanced environmental, social and governance practices.
PORTFOLIO TRANSACTIONS
Subject to policies established by the Hennessy Funds’ Board of Trustees, Vident Investment is responsible for selecting broker-dealers to execute purchase and sale transactions for the Fund, as instructed by Stance Capital. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities are generally traded on a “net” basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid.

Vident Investment may serve as an investment adviser or sub-advisor to other clients, including private investment companies, and Vident Investment may in the future act as an investment adviser or sub-advisor to other registered investment companies. It is Vident Investment’s practice to cause purchase and sale transactions to be allocated among the Acquiring ETF and others whose assets are managed by Vident Investment in such manner as it deems equitable. In making such allocations, the main factors considered are the respective investment objective, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Acquiring ETF and the other client accounts. This procedure may, under certain circumstances, have an adverse effect on the Acquiring ETF.
With respect to purchases and sales of securities, Vident Investment’s primary consideration will be obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, Vident Investment will have the Acquiring ETF pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. Vident Investment believes that a requirement always to seek the lowest commission cost could impede effective management and preclude Vident Investment from obtaining high-quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Vident Investment relies on its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.
Vident Investment, through a brokerage or an outsourced trading desk, conducts trades on behalf of the Acquiring ETF and effects transactions with brokers and dealers that it believes provide the most favorable prices and are capable of providing efficient executions. Vident Investment may place portfolio transactions with a broker or dealer that furnishes research and other services to Vident Investment and may pay higher commissions to brokers in recognition of research provided (or direct the payment of commissions to such brokers). Such services may include, but are not limited to, any one or more of the following: (1) information as to the availability of securities for purchase or sale, (2) statistical or factual information or opinions pertaining to investments, (3) wire services, (4) and appraisals or evaluations of portfolio securities. The information and services received by Vident Investment from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit Hennessy Funds Trust directly. While such services are useful and important in supplementing its own research and facilities, Vident Investment believes the value of such services is not determinable and does not significantly reduce its expenses.

Because the Acquiring ETF will commence operations on or following the date of this SAI, the Acquiring ETF has not paid any portfolio brokerage commissions.
PORTFOLIO TURNOVER
For reporting purposes, the Acquiring ETF’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Acquiring ETF during the fiscal year. In determining such portfolio turnover, securities with maturities at the time of acquisition of one year or less are excluded. Stance Capital will adjust the Acquiring ETF’s assets as it deems advisable, and portfolio turnover is not a limiting factor should Stance Capital deem it advisable for the Acquiring ETF to purchase or sell securities. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses. See “VALUATION OF SHARES” and “CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES” below.
Because the Acquiring ETF will commence operations on or following the date of this SAI, there has not been any portfolio turnover.
DISCLOSURE OF PORTFOLIO HOLDINGS
POLICY. The Acquiring ETF’s policy regarding the disclosure of its portfolio holdings is that portfolio holdings information is not released to individual investors, institutional investors, financial intermediaries, rating and ranking organizations, non‑regulatory agencies, or other persons except that:
(1) On each Business Day, before commencement of trading in shares on the Exchange, the Acquiring ETF will disclose on its website the Acquiring ETF’s Portfolio Reference Basket and Guardrail Amount. The Portfolio Reference Basket published on the Acquiring ETF’s website each Business Day will include the following information for each portfolio holding in the Portfolio Reference Basket: (1) ticker symbol; (2) CUSIP or other identifier; (3) description of holding; (4) quantity of each security or other asset held; and (5) percentage weight of the holding in the Portfolio Reference Basket. The Acquiring ETF will provide a full list of holdings, including its top ten holdings, quarterly on www.hennesssyfunds.com 60 days after the quarter-end.
(2) The Acquiring ETF releases its portfolio holdings information as of each calendar quarter end to various rating and ranking services, including, but not limited to, Morningstar, Lipper, Standard & Poor’s, and Bloomberg. Fund Services releases such information upon the authorization of an executive officer of the Acquiring ETF. Portfolio holdings information the Acquiring ETF is generally released to various rating and ranking services as soon as it becomes available following a calendar quarter end.
(3) By virtue of their duties and responsibilities, the third‑party service providers to the Acquiring ETF generally have regular, daily access to the Acquiring ETF’s portfolio holdings information. The service providers are subject to customary confidentiality agreements regarding the Acquiring ETF’s information and may not release the Acquiring ETF’s portfolio holdings information to anyone without the written authorization of an executive officer of the Acquiring ETF.

(4) For the purposes of trading portfolio securities, Hennessy Advisors may from time to time provide brokers with trade lists that may reflect, in part or in total, the Acquiring ETF’s portfolio holdings. The provision of such trade lists is subject to customary broker confidentiality agreements and trading restrictions.
(5) The Acquiring ETF releases its portfolio holdings information in its annual and semi‑annual reports on Form N‑CSR, on Form N-PORT, on Form 13F, and as requested or required by law to any governing or regulatory agency of the Acquiring ETF.
(6) An executive officer of the Acquiring ETF may, subject to confidentiality agreements and trading restrictions, authorize the release of the Acquiring ETF’s portfolio holdings information for due diligence purposes to an investment adviser that is in merger or acquisition talks with Hennessy Advisors, or to a newly hired investment adviser or sub-advisor.
(7) The Chief Compliance Officer of the Acquiring ETF or an executive officer of Hennessy Advisors may authorize the release of portfolio holding information on an exception basis provided that: (a)  such person determines that such a release would be beneficial to the Acquiring ETF’s investors; and (b) the holdings are as of the end of a calendar month.
Under no circumstances may the Acquiring ETF, Hennessy Advisors, or any Trustee, officer, or employee of the Acquiring ETF or Hennessy Advisors receive any compensation for the disclosure of the Acquiring ETF’s portfolio holdings information.
There may be instances where the interests of the Acquiring ETF’s shareholders respecting the disclosure of information about portfolio securities may conflict or appear to conflict with the interests of the Acquiring ETF’s service providers or an affiliated person of the Acquiring ETF (including such affiliated person’s investment adviser or principal underwriter). In such situations, the conflict must be disclosed to the Hennessy Funds’ Board of Trustees, and the Hennessy Funds’ Board of Trustees must be afforded the opportunity to determine whether to allow such disclosure.
PROCEDURE. Each year, an officer of the Acquiring ETF sends a written authorization to U.S. Bank Global Fund Services authorizing it to release the Acquiring ETF’s portfolio holdings information to rating and ranking services in accordance with the policy described above. U.S. Bank Global Fund Services thereafter releases the Acquiring ETF’s portfolio holdings information as of each calendar quarter end to various rating and ranking services in accordance with the policy described above.
PURCHASE AND REDEMPTION OF CREATION UNITS
PURCHASE AND ISSUANCE OF CREATION UNITS.  Hennessy Funds Trust issues and sells shares of the Acquiring ETF only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the Dividend Reinvestment Service (defined below). The NAV of the Acquiring ETF’s shares is calculated each business day as of the close of regular trading on the Exchange, generally 4:00 p.m., Eastern Time. The Acquiring ETF will not issue fractional Creation Units. A Business Day is any day on which the Exchange is open for business.

Fund Deposit.  The consideration for purchase of a Creation Unit of the Acquiring ETF generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, which typically replicates the Portfolio Reference Basket, plus the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, Hennessy Funds Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Acquiring ETF may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs associated with the acquisition of Deposit Securities (“Non-Standard Charges”) may be recoverable from the purchaser of creation units. Unless the Acquiring ETF has authorized a custom basket (as defined below), the names and quantities of the instruments that constitute the Deposit Securities will be the same as the Portfolio Reference Basket except to the extent that the Acquiring ETF requires purchases and redemptions to be made entirely or in part on a cash basis.
Pursuant to the Order, the Acquiring ETF may permit or require the Fund Securities to differ from the Portfolio Reference Basket under certain circumstances. In such circumstances, the Fund may use a “custom basket” that includes instruments not in the Portfolio Reference Basket or are included in the Portfolio Reference Basket in different weightings. The Acquiring ETF has adopted policies and procedures in accordance with Rule 6c-11 of the 1940 Act that govern the construction and acceptance of custom baskets. These policies and procedures provide detailed parameters for the construction and acceptance of custom baskets, including the process for any revisions to, or deviations from, those parameters. A custom basket may only be used when it is in the Acquiring ETF’s best interests to do so, which may include implementing changes in the Acquiring ETF’s portfolio, increasing the Acquiring ETF’s tax efficiency, and for other reasons. When the Acquiring ETF uses a custom basket, the names and/or quantities of the instruments that constitute the Deposit Securities will differ from the Portfolio Reference Basket.
Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Acquiring ETF. The “Cash Component” is an amount equal to the difference between the NAV of the Acquiring ETF’s shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component will be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which will be the sole responsibility of the Authorized Participant (as defined below).
The Acquiring ETF, through NSCC, make available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Acquiring ETF. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Acquiring ETF until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for the Acquiring ETF changes from time to time as rebalancing adjustments and corporate action events are reflected by Stance Capital/Vident Investment. The composition of the Deposit Securities will change in response to adjustments to the weighting or composition of the securities constituting the Acquiring ETF’s Portfolio Reference Basket.
Hennessy Funds Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security, which will be added to the Deposit Cash, if applicable, and the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”).
Cash Purchase Method.  Hennessy Funds Trust may at its discretion permit full or partial cash purchases of Creation Units of the Acquiring ETF in instances permitted by the exemptive relief Hennessy Advisors is relying on in offering the Acquiring ETF. When full or partial cash purchases of Creation Units are available or specified for the Acquiring ETF, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a Creation Transaction Fee and Non-Standard Charges, as may be applicable.
Procedures for Purchase of Creation Units. To be eligible to place orders with the Distributor to purchase a Creation Unit of the Acquiring ETF, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant. In addition, each Participating Party or DTC Participant (each, an “Authorized Participant” or “AP”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by Fund Services and Hennessy Funds Trust, with respect to purchases and redemptions of Creation Units. Each AP will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to Hennessy Funds Trust an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes. Hennessy Advisors may retain all or a portion of the Transaction Fee to the extent Hennessy Advisors bears the expenses that otherwise would be borne by Hennessy Funds Trust in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.

All orders to purchase shares directly from the Acquiring ETF must be placed for one or more Creation Units in the manner set forth in the Participant Agreement (the “Cut-Off Time”). The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”
An AP may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from the Acquiring ETF in Creation Units have to be placed by the investor’s broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.
On days when the Exchange closes earlier than normal, the Acquiring ETF may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Acquiring ETF’s investments are primarily traded is closed on any day, the Acquiring ETF will not accept orders on such day. Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook. With respect to the Acquiring ETF, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an AP should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cut-Off Time on the Business Day on which the order is placed. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.
Fund Deposits must be delivered by an AP through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by Hennessy Funds Trust or its agents. With respect to foreign Deposit Securities, the Custodian will cause the subcustodian of the Acquiring ETF to maintain an account into which the AP will deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by Hennessy Funds Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the AP in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Acquiring ETF or its agents by no later than the Settlement Date. The “Settlement Date” for the Acquiring ETF is generally the third Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by Hennessy Funds Trust, whose determination will be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Acquiring ETF.

The order will be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the Cut-Off Time and the federal funds in the appropriate amount are deposited by 2:00 p.m., Eastern time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m., Eastern time on the Settlement Date, then the order may be deemed to be rejected and the AP will be liable to the Acquiring ETF for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook and this SAI are properly followed.
Issuance of a Creation Unit. Except as provided herein, Creation Units will not be issued until the transfer of good title to Hennessy Funds Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and Hennessy Advisors will be notified of such delivery, and Hennessy Funds Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor. However, the Acquiring ETF reserves the right to settle Creation Unit transactions on a basis other than the third Business Day following the day on which the purchase order is deemed received by the Distributor in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The AP will be liable to the Acquiring ETF for losses, if any, resulting from unsettled orders.
Creation Units may be purchased in advance of receipt by Hennessy Funds Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which will be maintained in a separate non-interest bearing collateral account. An additional amount of cash will be required to be deposited with Hennessy Funds Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with Hennessy Funds Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit Hennessy Funds Trust to buy the missing Deposit Securities at any time. APs will be liable to Hennessy Funds Trust for the costs incurred by Hennessy Funds Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. Hennessy Funds Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by Hennessy Funds Trust and deposited into Hennessy Funds Trust. In addition, a Transaction Fee as set forth below under “Creation Transaction Fee” will be charged in all cases, unless otherwise advised by the Acquiring ETF, and Non-Standard Charges may also apply. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders for Creation Units. Hennessy Funds Trust reserves the right to reject an order for Creation Units transmitted to it by the Distributor in respect of the Acquiring ETF for any legally permissible reason, including, but not limited to, the following circumstances: the order is not in proper form; acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or circumstances outside the control of Hennessy Funds Trust, the Custodian, Fund Services and/or Hennessy Advisors make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God; public service or utility problems; market conditions or activities causing trading halts; systems failures involving computer or other information systems; and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the AP acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. Hennessy Funds Trust, Fund Services, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, and they shall not incur any liability for the failure to give any such notification. Hennessy Funds Trust, Fund Services, the Custodian and the Distributor will not be liable for the rejection of any purchase order for Creation Units.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered will be determined by Hennessy Funds Trust, and Hennessy Funds Trust’s determination will be final and binding.
Creation Transaction Fee. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a Creation Transaction Fee regardless of the number of Creation Units created in the transaction. The Acquiring ETF may adjust the creation transaction fee from time to time based upon actual experience. In addition, the Acquiring ETF may impose a Non-Standard Charge of up to 2% of the value of the creation transactions for cash creations, non- standard orders, or partial cash purchases for the Acquiring ETF. The Acquiring ETF may adjust the Non-Standard Charge from time to time based upon actual experience. Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services, which may include an amount for the Creation Transaction Fee and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of Hennessy Funds Trust. Hennessy Advisors may retain all or a portion of the Transaction Fee to the extent the Hennessy Advisors bears the expenses that otherwise would be borne by Hennessy Funds Trust in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover. The standard Creation Transaction Fee for the Acquiring ETF is $300.
Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Acquiring ETF. Because the Acquiring ETF’s shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the 1933 Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Acquiring ETF, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause a shareholder to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with the Acquiring ETF’s shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3)(C) of the 1933 Act.
REDEMPTION OF CREATION UNITS.  The Acquiring ETF’s shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Acquiring ETF through Fund Services and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE ACQUIRING ETF, HENNESSY FUNDS TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by Hennessy Funds Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.
With respect to the Acquiring ETF, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and share quantities of the Acquiring ETF’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.
Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by Hennessy Funds Trust. With respect to in-kind redemptions of the Acquiring ETF, redemption proceeds for a Creation Unit will consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any Non-Standard Charges. If that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an AP by the redeeming shareholder. Notwithstanding the foregoing, at Hennessy Funds Trust’s discretion, an AP may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

Cash Redemption Method. When full or partial cash redemptions of Creation Units are available or specified for the Acquiring ETF, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the AP will receive the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer. The Acquiring ETF may incur costs such as brokerage costs or taxable gains or losses that the Acquiring ETF might not have incurred if the redemption had been made in-kind. These costs may decrease the Acquiring ETF’s NAV to the extent that the costs are not offset by a transaction fee payable by an authorized participant. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Acquiring ETF had effected redemptions wholly on an in- kind basis.
Redemption Transaction Fees. A redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and APs will be required to pay a Redemption Transaction Fee regardless of the number of Creation Units created in the transaction. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Acquiring ETF may adjust the redemption transaction fee from time to time based upon actual experience. In addition, the Acquiring ETF may impose a Non-Standard Charge of up to 2% of the value of a redemption transaction for cash redemptions, non-standard orders, or partial cash redemptions for the Acquiring ETF. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the Redemption Transaction Fees and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Fund Securities to the account of Hennessy Funds Trust. The Non-Standard Charges are payable to the Acquiring ETF as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund Securities and the Cash Redemption Amount and other transactions costs. The standard Redemption Transaction Fee for the Acquiring ETF is $300.
Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to Fund Services prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an AP has transferred or caused to be transferred to Fund Services the Creation Unit(s) being redeemed through the book- entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to Hennessy Funds Trust is received by Fund Services from the AP on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If Fund Services does not receive the investor’s shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request will be rejected.
The AP must transmit the request for redemption, in the form required by Hennessy Funds Trust, to Fund Services in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an AP which has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such AP. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an AP and transfer of the shares to Fund Services; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not APs.

In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or AP acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three business days of the trade date.
Additional Redemption Procedures. In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, the AP must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form. If neither the redeeming Shareholder nor the AP acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, Hennessy Funds Trust may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.
If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Fund Securities, Hennessy Funds Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Acquiring ETF may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Acquiring ETF next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset Hennessy Fund Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Acquiring ETF may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.
Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Acquiring ETF (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that Hennessy Funds Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The AP may request the redeeming investor of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an AP that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An AP may be required by Hennessy Funds Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

Because the portfolio securities of the Acquiring ETF may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for the Acquiring ETF, shareholders may not be able to redeem their shares of the Acquiring ETF, or to purchase or sell shares of the Acquiring ETF on the Exchange, on days when the NAV of the Acquiring ETF could be significantly affecting by events in the relevant foreign markets.
The right of redemption may be suspended or the date of payment postponed with respect to the Acquiring ETF (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Acquiring ETF or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
ABANDONED PROPERTY
It is important that the Acquiring ETF maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Acquiring ETF. Upon receiving returned mail, the Acquiring ETF will attempt to locate the investor or rightful owner of the account. If the Acquiring ETF is unable to locate the investor, then they determine whether the investor’s account has legally been abandoned. The Acquiring ETF is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.
Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered to both the shareholder and the designated representative. A completed designation form may be mailed to the Acquiring ETF (if shares are held directly with the Acquiring ETF) or to the shareholder’s financial intermediary (if shares are not held directly with the Acquiring ETF).
VALUATION OF SHARES
The NAV for the shares of the Acquiring ETF normally is determined on each day the NYSE is open for trading. The net assets of the Acquiring ETF are valued as of the close of the NYSE (normally 4:00 p.m., Eastern time) on each Business Day.

NAV per share will be computed by dividing (i) the value of the securities held by the Acquiring ETF plus any cash or other assets, less its liabilities, by (ii) the number of outstanding shares of the Acquiring ETF, and adjusting the result to the nearest full cent. Securities listed on the NYSE, NYSE AMEX Equities, or other national exchanges (other than The NASDAQ Stock Market) are valued at the last sale price on the date of valuation, and securities that are traded on The NASDAQ Stock Market are valued at the Nasdaq Official Closing Price on the date of valuation. Bonds and other fixed-income securities are valued using market quotations provided by dealers and also may be valued on the basis of prices provided by pricing services when the Hennessy Funds’ Board of Trustees believes that such prices reflect the fair market value of such securities. If there is no sale in a particular security on such day, the security is valued at the mean between the bid and ask prices. Other securities, to the extent that market quotations are readily available, are valued at market value in accordance with procedures established by the Hennessy Funds’ Board of Trustees. Any other securities and other assets for which market quotations are not readily available are valued in good faith in a manner determined by the Hennessy Funds’ Board of Trustees best to reflect their full value. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.
Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Using fair value pricing means that the Acquiring ETF’s NAV reflects the affected portfolio securities’ value as determined in the judgment of the Hennessy Funds’ Board of Trustees or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs.
CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
IN VIEW OF THE COMPLEXITIES OF U.S. FEDERAL AND OTHER INCOME TAX LAWS APPLICABLE TO REGULATED INVESTMENT COMPANIES, A PROSPECTIVE SHAREHOLDER IS URGED TO CONSULT WITH, AND RELY SOLELY UPON, SUCH INVESTOR’S TAX ADVISERS TO UNDERSTAND FULLY THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN TAX CONSEQUENCES TO SUCH INVESTOR OF AN INVESTMENT BASED ON SUCH INVESTOR’S PARTICULAR FACTS AND CIRCUMSTANCES. THIS SUMMARY IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE.
The following information supplements and should be read in conjunction with the section in the Proxy Statement/Prospectus titled “Taxes, Dividends, and Distributions.” The Proxy Statement/Prospectus generally describes the U.S. federal income tax treatment of distributions by the Acquiring ETF. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable U.S. Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local, or foreign tax matters or any U.S. federal estate or gift tax matters.

A shareholder’s tax treatment may vary depending on the shareholder’s particular situation. This discussion applies only to shareholders holding Shares as capital assets within the meaning of the Code. A shareholder may also be subject to special rules not discussed below if they are a certain kind of shareholder, including, but not limited to, an insurance company, a tax-exempt organization, a private foundation, a financial institution or broker-dealer, a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or political subdivision thereof, a shareholder who holds shares of the Acquiring ETF as part of a hedge, straddle, or conversion transaction, a shareholder who does not hold shares of the Acquiring ETF as a capital asset, or an entity taxable as a partnership for U.S. federal income tax purposes or investors in such an entity.
Hennessy Funds Trust has not requested, and does not plan to request, an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below, and such positions could be sustained. In addition, the following discussion and the discussion in the Proxy Statement/Prospectus address only some of the U.S. federal income tax considerations generally affecting investments in the Acquiring ETF. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the U.S. federal tax consequences of an investment in the Acquiring ETF, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Acquiring ETF.
QUALIFCIATIONS AS A REGULATED INVESTMENT COMPANY
It is intended that the Acquiring ETF qualify for treatment as a RIC under Subchapter M of Subtitle A, Chapter 1 of the Code. The Acquiring ETF is treated as a separate entity for U.S. federal income tax purposes, and separately determines its income, gains, losses, and expenses for U.S. federal income tax purposes.
In order to qualify as a RIC under the Code, the Acquiring ETF must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income attributable to its business of investing in such stock, securities, or foreign currencies (including, but not limited to, gains from options, futures, or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to the Acquiring ETF’s principal business of investing in stock, securities, options, or futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, is treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by the RIC.
The Acquiring ETF must also diversify its holdings so that, at the end of each quarter of the Acquiring ETF’s taxable year, (i) at least 50% of the fair market value of its gross assets consists of (a) cash and cash items (including receivables), U.S. Government Securities, and securities of other RICs, and (b) securities of any one issuer (other than those described in clause (a)) to the extent such securities do not exceed 5% of the value of the Acquiring ETF’s total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Acquiring ETF’s total assets consists of the securities of any one issuer (other than those described in clause (i)(b)), the securities of two or more issuers the Acquiring ETF controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting the diversification requirement of clause (i)(b), the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to the Acquiring ETF may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts, and swap agreements.

If the Acquiring ETF fails to satisfy any of the qualifying income or diversification requirements in any taxable year, the Acquiring ETF may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirement. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Acquiring ETF corrects the failure within a specified period. If the applicable relief provisions were not available or could not be met, the Acquiring ETF would be taxed in the same manner as an ordinary corporation, which is described below.
In addition, with respect to each taxable year, the Acquiring ETF generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes (i) its ordinary income and the excess of any net short-term capital gain over net long‑term capital loss and (ii) at least 90% of its net tax‑exempt interest income earned for the taxable year. If the Acquiring ETF meets all of the RIC qualification requirements, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, the Acquiring ETF generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances the Acquiring ETF may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from the Acquiring ETF in the year such distribution is actually distributed. However, if the Acquiring ETF declares a distribution to shareholders of record in October, November, or December of one year and pays the distribution by January 31 of the following year, the Acquiring ETF and its shareholders will be treated as if the Acquiring ETF paid the distribution on December 31 of the first year. The Acquiring ETF intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that the Acquiring ETF will not be subject to U.S. federal income taxation.
Moreover, the Acquiring ETF may retain for investment all or a portion of its net capital gain. If the Acquiring ETF retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Acquiring ETF on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Acquiring ETF will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Acquiring ETF is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

If, for any taxable year, the Acquiring ETF fails to qualify as a RIC and is not eligible for relief as described above, it is taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Acquiring ETF’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To requalify as a RIC in a subsequent year, the Acquiring ETF may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Acquiring ETF to the IRS. In addition, if the Acquiring ETF initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Acquiring ETF generally would be required to recognize and pay taxes on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Acquiring ETF had been liquidated) or, alternatively, to be subject to tax on such unrealized gain recognized for a period of 10 years, in order to requalify as a RIC in a subsequent year.
EQUALIZATION ACCOUNTING

The Acquiring ETF may use the equalization method of accounting to allocate a portion of its earnings and profits (which generally equals the Acquiring ETF’s undistributed investment company taxable income and net capital gain, with certain adjustments) to redemption proceeds. This method permits the Acquiring ETF to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally does not affect the Acquiring ETF’s total returns, it may reduce the amount that the Acquiring ETF would otherwise distribute to continuing shareholders by reducing the effect of redemptions of shares on Acquiring ETF distributions to shareholders. However, the IRS may not have expressly sanctioned the particular equalization methods that may be used by the Acquiring ETF, and thus the Acquiring ETF’s use of these methods may be subject to IRS scrutiny.
CAPITAL LOSS CARRYFORWARDS
The Acquiring ETF may carry forward indefinitely a net capital loss to offset its capital gain. The excess of the Acquiring ETF’s net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Acquiring ETF’s next taxable year, and the excess of the Acquiring ETF’s net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Acquiring ETF’s next taxable year. If future capital gain is offset by capital loss carryforwards, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to shareholders. Accordingly, the Acquiring ETF does not expect to distribute any such offsetting capital gain. The Acquiring ETF cannot carry back or carry forward any net operating losses.

EXCISE TAX
 If the Acquiring ETF was to fail to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Acquiring ETF would be subject to a nondeductible 4% U.S. federal excise tax on the undistributed amounts (other than to the extent of its tax‑exempt interest income, if any). For these purposes, the Acquiring ETF is treated as having distributed any amount on which it is subject to corporate‑level U.S. federal income tax for the taxable year ending within the calendar year. The Acquiring ETF generally intends to distribute, or be deemed to have distributed, substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year, and thus expects not to be subject to the excise tax. However, no assurance can be given that the Acquiring ETF will not be subject to the excise tax. Moreover, the Acquiring ETF reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by the Acquiring ETF is determined to be de minimis).
TAXATION OF DISTRIBUTIONS
Distributions paid out of the Acquiring ETF’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Acquiring ETF, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and other distributions on the Acquiring ETF’s shares generally are subject to U.S. federal income tax as described herein to the extent they do not exceed the Acquiring ETF’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares acquired at a time when the Acquiring ETF’s NAV reflects gains that are either unrealized or realized but not distributed. For U.S. federal income tax purposes, the Acquiring ETF’s earnings and profits, described above, are determined at the end of the Acquiring ETF’s taxable year, and are allocated pro rata to distributions paid over the entire year. Distributions in excess of the Acquiring ETF’s current and accumulated earnings and profits first are treated as a return of capital up to the amount of a shareholder’s tax basis in the shareholder’s shares of the Acquiring ETF and then as capital gain. The Acquiring ETF may make distributions in excess of its earnings and profits, from time to time.
For U.S. federal income tax purposes, distributions of investment income and distributions of gains from the sale of investments that the Acquiring ETF owned for one year or less typically are taxable as ordinary income. Distributions properly reported in writing by the Acquiring ETF as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Acquiring ETF’s net capital gain for the taxable year) regardless of how long a shareholder has held shares of the Acquiring ETF, and such distributions do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. The Acquiring ETF will report capital gain dividends, if any, in a written statement furnished to its shareholders after the close of the Acquiring ETF’s taxable year.
Fluctuations in foreign currency exchange rates may result in foreign exchange gain or loss on transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts, and forward contracts. Such gains or losses are generally characterized as ordinary income or loss for tax purposes. The Acquiring ETF must make certain distributions in order to qualify as a RIC, and the timing of and character of transactions such as foreign currency-related gains and losses may result in the fund paying a distribution treated as a return of capital. Such distribution is nontaxable to the extent of the recipient’s basis in its shares.

Some states will not tax distributions made to individual shareholders that are attributable to interest the Acquiring ETF earned on direct obligations of the U.S. government if the Acquiring ETF meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper, and repurchase agreements collateralized by U.S. Government Securities generally do not qualify for state tax-free treatment. This exemption may not apply to corporate shareholders.
DIVIDEND REINVESTMENT SERVICE.
The Acquiring ETF will not make the DTC book-entry dividend reinvestment service available for use by beneficial owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Acquiring ETF through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by the Acquiring ETF at NAV. Distributions reinvested in additional shares of the Acquiring ETF will nevertheless be taxable to beneficial owners acquiring such additional shares to the same extent as if such distributions had been received in cash.
COST BASIS REPORTING
In general, the Acquiring ETF must report cost basis information to its shareholders and the IRS for redemptions of covered shares. Shares of the Acquiring ETF purchased on or after January 1, 2012, generally are treated as covered shares, and shares of the Acquiring ETF purchased before January 1, 2012, and shares of the Acquiring ETF without complete cost basis information generally are treated as noncovered shares. Acquiring ETF shareholders should consult their tax advisers to obtain more information about how these cost basis rules apply to them and determine which cost basis method allowed by the IRS is best for them.
TAXATION OF CERTAIN INVESTMENTS
PFICS.  Passive foreign investment companies (“PFICs”) are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce, or are held for the production of, such passive income. If the Acquiring ETF acquires any equity interest in a PFIC, the Acquiring ETF could be subject to U.S. federal income tax and interest charges on excess distributions received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Acquiring ETF is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

The Acquiring ETF may not pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require the Acquiring ETF to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Acquiring ETF may attempt to limit or manage its holdings in PFICs to minimize its tax liability or maximize their returns from these investments, but there can be no assurance that they would be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, the Acquiring ETF may incur the tax and interest charges described above in some instances. Dividends paid by the Acquiring ETF attributable to income and gains derived from PFICs will not be eligible to be treated as qualified dividend income.
U.S. FEDERAL INCOME TAX RATES
Non‑corporate Acquiring ETF shareholders (i.e., individuals, trusts, and estates) are taxed at a maximum rate of 37% on ordinary income and 20% on net capital gain.
In general, qualified dividend income realized by non‑corporate Acquiring ETF shareholders is taxable at the same rate as net capital gain. Qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. If less than 95% of the income of the Acquiring ETF is attributable to qualified dividend income, then typically only the portion of the Acquiring ETF’s distributions that is attributable to qualified dividend income and reported in writing as such in a timely manner is treated as qualified dividend income in the hands of individual shareholders. Payments received by  the Acquiring ETF from securities lending, repurchase, and other derivative transactions ordinarily do not qualify. The rules attributable to the qualification of Acquiring ETF distributions as qualified dividend income are complex, including the holding period requirements. Individual Acquiring ETF shareholders therefore are urged to consult their own tax advisers and financial planners.
The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 21%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Distributions from the Acquiring ETF may qualify for the dividends-received deduction applicable to corporate shareholders with respect to certain dividends. Naturally, the amount of tax payable by any taxpayer is affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, and sources of income.
In addition, non-corporate Acquiring ETF shareholders generally are subject to an additional 3.8% tax on their net investment income, which usually includes taxable distributions received from the Acquiring ETF and taxable gain on the disposition of the Acquiring ETF’s shares if the shareholders meets a taxable income test.
Under the Foreign Account Tax Compliance Act (“FATCA”) U.S. federal income tax withholding at a 30% rate is imposed on dividends and proceeds of redemptions in respect of Shares received by Acquiring ETF shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Acquiring ETF does not pay any additional amounts in respect to any amounts withheld.

INFORMATION REPORTING AND BACKUP WITHHOLDING
Distributions on, and the payment of the proceeds of a disposition of the Shares generally is subject to information reporting if made within the United States or through certain U.S.-related financial intermediaries. Information returns must be filed with the IRS, and copies of information returns may be made available to the tax authorities of the country in which a holder resides or is incorporated under the provisions of a specific treaty or agreement.
The Acquiring ETF generally is required to withhold and remit to the U.S. Treasury, subject to exemptions such as those for certain corporate or foreign shareholders, an amount equal to 24% of all distributions and redemption proceeds (including proceeds from exchanges and in-kind redemptions) paid or credited to the Acquiring ETF shareholder if (i) the shareholder fails to furnish the Acquiring ETF with a correct taxpayer identification number (“TIN”), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Acquiring ETF that the shareholder’s TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder’s U.S. federal income tax liability and may obtain a refund of any excess amounts withheld as long as the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. State backup withholding may also be required to be withheld by the Acquiring ETF under certain circumstances.
FOREIGN SHAREHOLDERS
For purposes of this discussion, foreign shareholders include (i) nonresident alien individuals, (ii) foreign trusts (i.e., any trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., estates whose income is not subject to U.S. tax regardless of source), and (iv) foreign corporations.
Generally, distributions made to foreign shareholders are subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gain, or foreign‑source dividend and interest income) that, if paid to a foreign person directly, would not be subject to such withholding.
Under legislation that has been available from time to time, the Acquiring ETF could report in writing to its shareholders certain distributions made to foreign shareholders that would not be subject to U.S. federal income tax withholding where the distribution is attributable to specific sources (such as portfolio interest and short-term capital gain), certain requirements are met and the Acquiring ETF makes appropriate designations to pay such exempt distributions. Even if the Acquiring ETF realizes income from such sources, no assurance can be made that the Acquiring ETF would meet such requirements or make such designations. Where Shares are held through an intermediary, even if the Acquiring ETF makes the appropriate designation, the intermediary may withhold U.S. federal income tax.

Capital gains dividends and gains recognized by a foreign shareholder on the redemption of Shares generally are not subject to U.S. federal income tax withholding, provided that certain requirements are satisfied.
Under FATCA, a withholding tax of 30% is imposed on dividends on, and the gross proceeds of a disposition of, Shares paid to certain foreign shareholders unless various information reporting requirements are satisfied. Such withholding tax generally applies to non-U.S. financial institutions, which are defined for this purpose as non-U.S. entities that (i) accept deposits in the ordinary course of a banking or similar business, (ii) are engaged in the business of holding financial assets for the account of others, or (iii) are engaged, or hold themselves out as being engaged, primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, or any interest in such assets. Prospective foreign shareholders are encouraged to consult their tax advisers regarding the implications of FATCA on their investment in the Acquiring ETF.
Before investing in the Acquiring ETF’s shares, a prospective foreign shareholder should consult with its own tax advisers, including whether the shareholder’s investment can qualify for benefits under an applicable income tax treaty.
TAX SHELTER REPORTING REGULATIONS
Generally, under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more, or if a corporate shareholder recognizes a loss of $10 million or more, with respect to the Acquiring ETF’s shares, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but shareholders of a RIC are not exempt under current guidance. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.
TAX LEGISLATION
Prospective shareholders should recognize that the present U.S. federal income tax treatment of the Acquiring ETF and its shareholders may be modified by legislative, judicial, or administrative actions at any time, which may be retroactive in effect. The rules addressing U.S. federal income taxation are constantly under review by Congress, the IRS, and the U.S. Treasury, and statutory changes, as well as promulgation of new regulations, revisions to existing statutes, and revised interpretations of established concepts, occur frequently. You should consult your advisers concerning the status of legislative proposals that may pertain to holding shares of the Acquiring ETF.
            The foregoing summary does not describe fully the income and other tax consequences of an investment in the Acquiring ETF. Acquiring ETF investors are strongly urged to consult with their tax advisers, with specific reference to their own respective situations, regarding the potential tax consequences of an investment in the Acquiring ETF.

ANTI-MONEY LAUNDERING PROGRAM
Hennessy Funds Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“PATRIOT Act”). To ensure compliance with this law, the Program provides for the development of internal practices, procedures, and controls, designation of anti‑money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Procedures to implement the Program include, but are not limited to, determining that the Distributor and Fund Services have established proper anti-money laundering procedures, reporting suspicious or fraudulent activity, and performing a complete and thorough review of all new opening account applications. The Acquiring ETF may not transact business with any person or legal entity whose identity and whose beneficial owners, if applicable, cannot be adequately verified under the provision of the PATRIOT Act.
As a result of the Program, the Acquiring ETF may be required to freeze the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Acquiring ETF may be required to transfer the account or proceeds of the account to a governmental agency.
OTHER INFORMATION
PAYMENTS TO FINANCIAL INTERMEDIARIES
The Acquiring ETF may pay fees to financial intermediaries, such as brokers or third-party administrators, for non-distribution‑related sub-transfer agency, administrative, sub‑accounting, and other shareholder services. Fees paid pursuant to such agreements are generally based on either (i) a percentage of the average daily net assets of Acquiring ETF shareholders serviced by a financial intermediary or (ii) the number of accounts held by Acquiring ETF shareholders that are serviced by a financial intermediary.
Hennessy Advisors also may pay certain financial intermediaries for certain activities related to the Acquiring ETF. These payments are separate from any fees the Acquiring ETF pays to those financial intermediaries. Any payments made by Hennessy Advisors are made from its own assets and not from the assets of the Acquiring ETF. These payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Acquiring ETF. Hennessy Advisors may pay for financial intermediaries to participate in marketing activities and presentations, educational training programs, activities designed to make registered representatives, other professionals, and individual investors more knowledgeable about the Acquiring ETF, or activities relating to the support of technology platforms and reporting systems. Hennessy Advisors may also make payments to financial intermediaries for certain printing, publishing, and mailing costs associated with the Acquiring ETF. Additionally, Hennessy Advisors may make payments to financial intermediaries that make shares of the Acquiring ETF available to their clients or for otherwise promoting the Acquiring ETF. Payments of this type are sometimes referred to as revenue-sharing payments.

Payments to financial intermediary may be significant to that financial intermediary, and amounts that financial intermediaries pay to an investor’s salesperson or other investment professional may also be significant for the investor’s salesperson or other investment professional. Because a financial intermediary may make decisions about which investment options it recommends or makes available to its clients and what services to provide for various products based on payments it receives or is eligible to receive, these payments create conflicts of interest between the financial intermediary and its clients, and these financial incentives may cause the financial intermediary to recommend the Acquiring ETF over other investments. The same conflict of interest exists with respect to an investor’s salesperson or other investment professional if such individual receives similar payments from a financial intermediary.
The incremental assets purchased by shareholders through financial intermediaries to which Hennessy Advisors makes payments are not as profitable to Hennessy Advisors as those purchased in direct shareholder accounts. A significant majority of shareholders may invest in the Acquiring ETF through such financial intermediaries.
DESCRIPTION OF SHARES
The Acquiring ETF’s authorized capital consists of an unlimited number of shares of beneficial interest, having no par value. Shareholders are entitled to (i) one vote per full share, (ii) such distributions as may be declared by the Hennessy Funds’ Board of Trustees out of funds legally available, and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to shares, and the holders have no preemptive rights and may not cumulate their votes in the election of Trustees. Consequently, the holders of more than 50% of shares voting for the election of Trustees can elect all the Trustees, and in such event, the holders of the remaining shares voting for the election of Trustees would be unable to elect any persons as Trustees. As indicated below, Hennessy Funds Trust does not anticipate holding an annual meeting in any year in which the election of Trustees is not required to be acted on by shareholders under the 1940 Act.
When issued for payment as described in the Proxy Statement/Prospectus, shares of the Acquiring ETF will be fully paid and non-assessable.
Pursuant to the Trust Instrument, the Trustees may establish and designate one or more separate and distinct series of shares, each of which would be authorized to issue an unlimited number of shares. Additionally, without obtaining any prior authorization or vote of shareholders, the Trustees may redesignate or reclassify any issued shares of any series. In the event that more than one series is established, each share outstanding, regardless of series, would still entitle its holder to one vote. As a general matter, shares would be voted in the aggregate and not by series, except where class voting would be required by the 1940 Act (e.g., change in investment policy or approval of an investment advisory agreement). All consideration received from the sale of shares of any series, together with all income, earnings, profits and proceeds thereof, would belong to that series and would be charged with the liabilities in respect of that series and of that series’ share of the general liabilities of the Acquiring ETF, as the case may be, in the proportion that the total net assets of the series bear to the total net assets of all series. The NAV of a share of any series would be based on the assets belonging to that series less the liabilities charged to that series, and dividends could be paid on shares of any series only out of lawfully available assets belonging to that series. In the event of liquidation or dissolution of any series, the shareholders would be entitled to the assets belonging to that series.

The Trust Instrument contains an express disclaimer of shareholder liability for Hennessy Funds Trust’s acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by Hennessy Funds Trust or the Trustees. The Trust Instrument provides for indemnification and reimbursement of expenses out of the Acquiring ETF’s property, as applicable, for any shareholder held personally liable for its obligations. The Trust Instrument also provides that Hennessy Funds Trust would, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Hennessy Funds Trust and satisfy any judgment thereon.
The Trust Instrument further provides that the Trustees are not liable for errors of judgment or mistakes of fact or law, but nothing in the Trust Instrument protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Trustee’s office.
SHAREHOLDER MEETINGS
Hennessy Funds Trust does not expect to hold an annual meeting of shareholders in any year in which the election of Trustees is not required to be acted on by shareholders under the 1940 Act. At its discretion, the Hennessy Funds’ Board of Trustees may call a special meeting of shareholders to allow shareholders to vote on any matter that the Hennessy Funds’ Board of Trustees deems necessary or advisable.
Hennessy Funds Trust’s Trust Instrument and Bylaws contain procedures for the removal of Trustees by Hennessy Funds Trust’s shareholders. At any duly called meeting of shareholders and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of at least two‑thirds of the outstanding shares, remove any Trustee.
Upon the written request of the holders of shares entitled to not less than 10% of all the votes entitled to be cast at such meeting, the Secretary of Hennessy Funds Trust must promptly call a special meeting of shareholders to vote on the question of removal of any Trustee. Whenever 10 or more shareholders of record who have been such for at least six months preceding the date of application and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1% of the total outstanding shares, whichever is less, apply to the Secretary in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary must, within five business days after such application, either (i) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of Hennessy Funds Trust or (ii) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.
If the Secretary elects to follow the course specified in clause (ii) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, must, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless, within five business days after such tender, the Secretary mails to such applicants and files with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that, in their opinion, either such material contains untrue statements of fact, omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing on the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants must, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC enters an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the SEC finds, after notice and opportunity for hearing, that all objections so sustained have been met and enters an order so declaring, the Secretary must mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.
Rule 18f-2 under the 1940 Act provides that any matter required under the provisions of the 1940 Act, applicable state law, or otherwise to be submitted to the holders of the outstanding voting securities of an investment company such as Hennessy Funds Trust has not been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by such matter. Rule 18f-2 further provides that a fund is deemed affected by a matter unless it is clear that the interests of each fund in the matter are identical or that the matter does not affect any interest of such fund. The rule exempts the selection of independent auditors and the election of Trustees from the separate voting requirements.
REGISTRATION STATEMENT
The Proxy Statement/Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Proxy Statement/Prospectus. The general public can review the Registration Statement, including the exhibits filed therewith, on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov.
            Statements contained in the Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document are not complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this SAI and the Proxy Statement/Prospectus form a part, and each such statement is qualified in all respects by such reference.
COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
             The law firm of Foley & Lardner LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202‑5306, will serve as counsel to the Acquiring ETF. Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102‑2529, will serve as the independent registered public accounting firm to the Acquiring ETF. Tait, Weller & Baker LLP will audit and report on the Acquiring ETF’s annual financial statements, review certain regulatory reports and the Acquiring ETF’s income tax returns, and perform other auditing and tax services when engaged to do so.

FINANCIAL STATEMENTS
Because the Acquiring ETF will commence operations on or following the date of this SAI, financial statements are not available.

__________________________________

HENNESSY FUNDS TRUST

Part C.  Other Information

______________, 2022
__________________________________
Item 15. Indemnification

Pursuant to Chapter 38 of Title 12 of the Delaware Code, the Amended and Restated Trust Instrument of Hennessy Funds Trust (“Registrant”), dated October 14, 2020, contains the following article, which is in full force and effect and has not been modified or canceled:
“ARTICLE X
LIMITATION OF LIABILITY AND INDEMNIFICATION
Section 10.1.  Limitation of Liability.  A Trustee, when acting in such capacity, shall not be personally liable to any person other than the Trust or a beneficial owner for any act, omission, or obligation of the Trust or any Trustee. A Trustee shall not be liable for any act or omission or any conduct whatsoever in such individual’s capacity as Trustee, provided that nothing contained herein or in the Delaware Act shall protect any Trustee against any liability to the Trust or to Shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.
Section 10.2.  Indemnification.  Subject to the exceptions and limitations contained in Section 10.2(B):
(i) every Person who is, or has been, a Trustee or officer of the Trust (a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by such Person in connection with any claim, action, suit, or proceeding in which such Person becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by such Person in the settlement thereof;
(ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits, or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.
(B)          No indemnification shall be provided to a Covered Person:
(i) who shall have been adjudicated by a court or body before which the proceeding was brought (1) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office or (2) not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interest of the Trust; or
                                                                                                         C-1

(ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office,
(1)	by the court or other body approving the settlement;

(2)
by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(3)	by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

(C) The rights of indemnification in this Trust Instrument may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.
(D) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Section 10.2(A) may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that such Covered Person is not entitled to indemnification under this Section 10.2; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.2.
Section 10.3.  Shareholders.  In case any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of being or having been a Shareholder of such Series and not because of such Shareholder’s acts or omissions or for some other reason, the Shareholder or former Shareholder (or such Shareholder’s or former Shareholder’s heirs, executors, administrators, or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.
Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
                                                                                                                                          C-2

ITEM 16. EXHIBITS.

1. (a)	Restated Certificate of Trust.(8)
(b)	Certificate of Amendment to the Certificate of Trust.(2)
(c)	Certificate of Amendment to the Certificate of Trust.(8)
(d)	Amended and Restated Trust Instrument.(12)
(e)	Amended and Restated Written Instrument Designating and Establishing Series and Classes.(13)
                                 (f)           Form of Written Instrument Designating and Establishing Series and Classes - Filed Herewith.

2.	Amended and Restated Bylaws.(12)
3.	See relevant portions of Certificate of Trust, as amended, Trust Instrument, and Bylaws.
4.	Form of Agreement and Plan of Reorganization is incorporated by reference to Exhibit A to the Proxy Statement/Prospectus filed herewith as Part A to this Registration Statement on Form N-14.
5.	Reference is made to Exhibits (1) and (2).
6. (a)
Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Value Fund, the Hennessy Total Return Fund, the Hennessy Balanced Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund.(5)

(b)
First Amendment to Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Value Fund, the Hennessy Total Return Fund, the Hennessy Balanced Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund.(6)

(c)
Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Focus Fund, the Hennessy Equity and Income Fund, the Hennessy Gas Utility Fund, the Hennessy Large Cap Financial Fund, the Hennessy Small Cap Financial Fund, and the Hennessy Technology Fund.(4)

(d)
First Amendment to Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Focus Fund, the Hennessy Equity and Income Fund, the Hennessy Gas Utility Fund, the Hennessy Large Cap Financial Fund, the Hennessy Small Cap Financial Fund, and the Hennessy Technology Fund.(7)

(e)	Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Cornerstone Large Growth Fund.(3)

                                                                                                                                                        C-3

(f)	Amended and Restated Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Energy Transition Fund and the Hennessy Midstream Fund.(13)
(g)	Form of Investment Advisory Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Stance ESG Large Cap ETF – Filed Herewith.
(h)	Sub-Advisory Agreement for the Hennessy Focus Fund between Hennessy Advisors, Inc. and Broad Run Investment Management, LLC.(4)
(i)	Sub-Advisory Agreement for the Hennessy Equity and Income Fund (fixed income allocation) between Hennessy Advisors, Inc. and Financial Counselors, Inc.(4)
(j)	Sub-Advisory Agreement for the Hennessy Equity and Income Fund (equity allocation) between Hennessy Advisors, Inc. and The London Company of Virginia, LLC.(4)
(k)	Sub-Advisory Agreement for the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund between Hennessy Advisors, Inc. and SPARX Asset Management Co., Ltd.(5)
(l)	First Amendment to Sub-Advisory Agreement for the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund between Hennessy Advisors, Inc. and SPARX Asset Management Co., Ltd.(9)
(m)	Form of Sub-Advisory Agreement for the Hennessy Stance ESG Large Cap ETF between Hennessy Advisors, Inc. and Stance Capital, LLC – Filed Herewith.
(n)	Form of Sub-Advisory Agreement for the Hennessy Stance ESG Large Cap ETF between Hennessy Advisors, Inc. and Vident Investment Advisory, LLC – Filed Herewith.
7. (a)	Distribution Agreement by and among Quasar Distributors, LLC, Registrant, and Hennessy Advisors, Inc.(12)
(b)	Distribution Agreement (Novation) by and among Quasar Distributors, LLC, Registrant, and Hennessy Advisors, Inc.(13)
(c)	Form of ETF Distribution Agreement for the Hennessy Stance ESG Large Cap ETF by and among Quasar Distributors, LLC, Registrant, and Hennessy Advisors, Inc. – Filed Herewith.
(d)	Form of Authorized Participant Agreement – Filed Herewith.
8.	None.
                                                                                                                                                                 C-4

9. (a)	Custody Agreement between Registrant and U.S. Bank, National Association.(1) and Amended and Restated Exhibit C and Exhibit D.(11)
(b)	Form of Custody Agreement for the Hennessy Stance ESG Large Cap ETF – To Be Filed By Amendment.
10.	(a) Distribution (Rule 12b-1) Plan for the Hennessy Cornerstone Growth Fund.(6)
(b)
Amended and Restated Distribution (Rule 12b-1) Plan for the Hennessy Focus Fund, the Hennessy Equity and Income Fund, the Hennessy Gas Utility Fund, the Hennessy Large Cap Financial Fund, the Hennessy Small Cap Financial Fund, and the Hennessy Technology Fund.(4)

(c)	Distribution (Rule 12b-1) Plan for the Hennessy Cornerstone Mid Cap 30 Fund.(6)
(d)	Distribution (Rule 12b-1) Plan for the Hennessy Cornerstone Large Growth Fund.(6)
(e)	Distribution (Rule 12b-1) Plan for the Hennessy Cornerstone Value Fund.(6)
(f)	Distribution (Rule 12b-1) Plan for the Hennessy Total Return Fund.(5)
(g)	Distribution (Rule 12b-1) Plan for the Hennessy Balanced Fund.(5)
(h)	Amended and Restated Distribution (Rule 12b-1) Plan for the Hennessy Energy Transition Fund.(13)
(i)	Amended and Restated Distribution (Rule 12b-1) Plan for the Hennessy Midstream Fund.(13)
(j)	Distribution (Rule 12b-1) Plan for the Hennessy Japan Fund.(6)
(k)	Distribution (Rule 12b-1) Plan for the Hennessy Japan Small Cap Fund.(6)
(l)	Amended and Restated Rule 18f-3 Multi-Class Plan.(13)
11.	Opinion of Foley & Lardner LLP regarding legality of issuance of shares – Filed Herewith.
12.	Form of Opinion of Foley & Lardner LLP regarding tax matters – Filed Herewith.
13. (a)	Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC.(1)
(b)	Addendum to Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC.(11)
(c)	Fifth Amendment to the Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC. (11)
                                                                                                                                                          C-5

(d)	Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC(1) and Amended and Restated Exhibit A and Exhibit C.(11)
(e)	Addendum to Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC.(11)
(f)	Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC(1) and Amended and Restated Exhibit A and Exhibit B.(11)
(g)	Second Amended and Restated Servicing Agreement between Registrant and Hennessy Advisors, Inc. for all Funds.(13)
(h)	Fund Servicing Agreement for the Hennessy Stance ESG Large Cap ETF between Registrant and U.S. Bancorp Fund Services, LLC – To Be Filed By Amendment.
(i)	Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Cornerstone Large Growth Fund.(9)
(j)
Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Energy Transition Fund (f/k/a Hennessy BP Energy Fund) and the Hennessy Midstream Fund (f/k/a Hennessy BP Midstream Fund).(10)

(k)	First Amendment to Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Midstream Fund (f/k/a Hennessy BP Midstream Fund). (11)
(l)	Second Amendment to Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Midstream Fund (f/k/a Hennessy BP Midstream Fund). (12)
(m)	Third Amendment to Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Midstream Fund (f/k/a Hennessy BP Midstream Fund). (13)
(n)	Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Technology Fund.(7)
(o)	First Amendment to Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Technology Fund.(9)
(p)	Second Amendment to Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Technology Fund.(10)
(q)	Third Amendment to Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Technology Fund.(11)
(r)	Fourth Amendment to Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Technology Fund.(12)
                                                                                                                                                       C-6

(s)	Fifth Amendment to Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Technology Fund.(13)
(t)	Form of Expense Limitation Agreement between Registrant and Hennessy Advisors, Inc. for the Hennessy Stance ESG Large Cap ETF – Filed Herewith.
(u)	Amended and Restated Administrative Services Agreement among American Gas Association, Registrant on behalf the Hennessy Gas Utility Fund, and Hennessy Advisors, Inc.(11)
14.	Consent of Independent Registered Public Accounting Firm – To Be Filed By Amendment.
15.	None.
16.	(a) Power of Attorney.(1)
(b)	Power of Attorney.(11)
(c)	Power of Attorney – Filed Herewith.
17.	Form of Proxy Card – Filed Herewith.

_______________
(1)	Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement. Post‑Effective Amendment No. 16 was filed on July 1, 2005, and its accession number is 0000897069-05-001653.
(2)
Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement. Post‑Effective Amendment No. 24 was filed on December 15, 2008, and its accession number is 0000897069-08-001905.

(3)
Incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement. Post‑Effective Amendment No. 26 was filed on November 23, 2009, and its accession number is 0000898531-09-000435.

(4)
Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement. Post‑Effective Amendment No. 34 was filed on February 28, 2013, and its accession number is 0000898531-13-000110.

(5)
Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement. Post‑Effective Amendment No. 38 was filed on February 28, 2014, and its accession number is 0000898531-14-000096.

(6)
Incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement. Post‑Effective Amendment No. 43 was filed on February 29, 2016, and its accession number is 0000898531-16-000649.

(7)
Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement. Post‑Effective Amendment No. 47 was filed on February 28, 2017, and its accession number is 0000898531-17-000122.

     C-7

(8)	Incorporated by reference to the Registration Statement on Form N-14 that was filed on June 13, 2017, and its accession number is 0000898531-17-000334.
(9)
Incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement. Post‑Effective Amendment No. 49 was filed on February 28, 2018, and its accession number is 0000898531-18-000104.

(10)
Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement. Post‑Effective Amendment No. 53 was filed on February 28, 2019, and its accession number is 0000898531-19-000103.

(11)
Incorporated by reference to Post-Effective Amendment No. 55 to the Registration Statement. Post‑Effective Amendment No. 55 was filed on February 28, 2020, and its accession number is 0000898531-20-000075.

(12)
Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement. Post‑Effective Amendment No. 57 was filed on March 1, 2021, and its accession number is 0001387131-21-003026.

(13)
Incorporated by reference to Post-Effective Amendment No. 59 to the Registration Statement.  Post-Effective Amendment No. 59 was filed on February 28, 2022, and its accession number is 0001387131-22-002590.

ITEM 17.                 UNDERTAKINGS.
(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post‑effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.
(3) The undersigned registrant undertakes to file an opinion of counsel supporting the tax consequences to shareholders discussed in the combined proxy statement and prospectus in a post-effective amendment to this registration statement.

C-8

SIGNATURES
As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Novato and State of California, on the 23rd day of September, 2022.

HENNESSY FUNDS TRUST
(Registrant)

By: /s/ Teresa M. Nilsen
       Teresa N. Nilsen
       Executive Vice President and Treasurer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.
Name	Title	Date
/s/ Neil J. Hennessy Neil J. Hennessy	Chairman of the Board and President (Principal Executive Officer) and a Trustee	September 23, 2022
Robert T. Doyle*	Trustee	*
J. Dennis DeSousa*	Trustee	*
Gerald P. Richardson*	Trustee	*
Claire Garvie*	Trustee	*
/s/ Teresa M. Nilsen Teresa M. Nilsen	Executive Vice President and Treasurer (Principal Financial and Accounting Officer)	September 23, 2022

By: /s/ Teresa M. Nilsen
       Teresa N. Nilsen
       Attorney-in-fact
       Dated as of September 23, 2022